UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

July 31, 2012

CMG Ultra Short Term Bond Fund

Not FDIC insured • No bank guarantee • May lose value

CMG Ultra Short Term Bond Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

CMG Ultra Short Term Bond Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	31

Trustees and Officers	32

Board Consideration and Approval of Advisory Agreement	35

Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

CMG Ultra Short Term Bond Fund

Performance Overview

Performance Summary

>  CMG Ultra Short Term Bond Fund (the Fund) returned 0.93% for the 12-month period that ended July 31, 2012.

>  The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.36% during the same period.

>  The Fund also outperformed the Citigroup One-Year U.S. Treasury Bill Index, which returned 0.40% for the 12-month period.

>  The Fund's relative performance was aided by its duration positioning as well as its diversification away from the U.S. Treasury market.

Average Annual Total Returns (%) (for period ended July 31, 2012)

	Inception	1 Year	5 Years	Life
CMG Ultra Short Term Bond Fund	03/08/04	0.93	1.61	2.17
Barclays U.S. Short-Term Government/Corporate Index		0.36	1.76	2.51	*
Citigroup One-Year U.S. Treasury Bill Index		0.40	1.96	2.34

*From August 9, 2004

The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a portfolio of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

On December 1, 2011 the Barclays U.S. Short-Term Government/Corporate Index, which is unavailable at the Fund's predecessor's inception in March 2004, replaced the Citigroup One-Year U.S. Treasury Bill Index as the Fund's benchmark. The Fund changed its benchmark because the Investment Manager believes it is more representative of the investment approach used to manage the Fund.

The Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single one-year U.S. Treasury Bill whose return is tracked until its maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

CMG Ultra Short Term Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $3,000,000 Investment (March 8, 2004 – July 31, 2012)

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

A $3,000,000 investment in the Fund since 03/08/04 was equal to $2,999,581 on 08/09/04, the inception date of the Barclays U.S. Short-Term Government/Corporate Index. For comparison with the Barclays U.S. Short-Term Government/Corporate Index, the chart shows the index at the same value as of 08/09/04.

Annual Report 2012
3

CMG Ultra Short Term Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2012, CMG Ultra Short Term Bond Fund returned 0.93%. The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.36%. Although returns from the short-term debt markets were low throughout the period, the Fund's relative performance was aided by its duration positioning as well as its diversification away from the U.S. Treasury market.

A sluggish economy

Early in the 12-month period, Europe's debt problems and an uncertain economic outlook dominated world headlines. In the United States, the pace of economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and the preliminary estimate of second quarter growth was just 1.5%. Job growth picked up, raising hopes that better employment prospects would lift consumer spending. However, three months of disappointingly low figures weighed on confidence. The housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat. However, manufacturing activity — the one consistent bright spot throughout this recovery — slipped near the end of the period. The Federal Reserve (the Fed) responded to this economic sluggishness by extending its commitment to keep short-term interest rates low.

Seeking yield in a low rate environment

The challenge for the Fund has been to find ways to augment yields in a low-yield environment. To that end, we extended the maturities of Fund investments to capture incremental yield along the positive-sloping yield curve. We increased Fund exposure to corporate securities, mortgages, asset-backed securities and other non-Treasury issues. These strategies were responsible for most of the excess return the Fund enjoyed versus its benchmark. In addition, the Fund's asset allocation decisions worked out well: A shift from asset-backed securities to commercial mortgage-backed securites produced incrementally higher returns.

Detractors from performance were few during the period. New purchases of corporate bonds emphasized industrial issuers at the expense of the finance sector, and finance outperformed for the period. In an effort to reduce the price volatility of the Fund, we eliminated holdings in European financial companies during the period. The more conservative management style helped to decrease volatility but at the cost of reducing performance. Because the Fund's assets experienced significant growth during the period, there were times when the Fund owned higher-than-target levels of low-yielding commercial paper prior to putting these assets to work in higher-yielding securities. The impact of this inflow of new money was temporary.

Looking ahead

We expect the economy to continue to exhibit steady but constrained growth. Mindful of the slowdowns in Europe and Asia, as well as the domestic uncertainties posed by the presidential election and the year-end expiration of certain tax benefits and introduction of automatic federal spending cuts, popularly known as the "fiscal cliff," we will continue to position the portfolio in a conservative fashion. We expect to maintain investments in commercial mortgage-backed securities, but will avoid the residential mortgage market because of an unacceptably high prepayment risk. Although Fund assets have

Portfolio Management

Guy Holbrook, IV, CFA

Mary Werler, CFA

Effective September 3, 2012, Leonard Aplet, CFA, replaced Guy Holbrook as Lead Manager of the Fund.

Quality Breakdown (%) (at July 31, 2012)
AAA rating	39.1
AA rating	12.7
A rating	25.3
BBB rating	22.0
Not rated	0.9
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

CMG Ultra Short Term Bond Fund

Manager Discussion of Fund Performance (continued)

slightly longer maturities than the benchmark, we are comfortable with this positioning in light of the Fed's repeated assurances that a near-term increase in rates is unlikely.

Portfolio Breakdown (%) (at July 31, 2012)
Corporate Bonds & Notes	44.6
Residential Mortgage-Backed Securities — Agency	0.8
Residential Mortgage-Backed Securities — Non-Agency	0.7
Commercial Mortgage-Backed Securities — Agency	1.1
Commercial Mortgage-Backed Securities — Non-Agency	10.8
Asset-Backed Securities — Non-Agency	16.0
U.S. Treasury Obligations	4.5
Municipal Bonds	4.4
Commercial Paper	17.1
Other(a)	0.0	(b)

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

(b) Rounds to less than 0.1%.

Annual Report 2012
5

CMG Ultra Short Term Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,005.80	1,023.62	1.25	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

CMG Ultra Short Term Bond Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 45.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
Boeing Co. (The) Senior Unsecured 11/20/12	1.875%	5,000,000	5,022,935
Automotive 3.1%
American Honda Finance Corp.(a) Senior Unsecured 03/18/13	2.375%	4,000,000	4,046,784
American Honda Finance Corp.(a)(b) Senior Unsecured 06/18/14	0.861%	10,000,000	9,992,790
PACCAR Financial Corp. Senior Unsecured 12/17/12	1.950%	4,100,000	4,123,514
06/05/15	1.050%	4,000,000	4,023,508
Toyota Motor Credit Corp. Senior Unsecured 07/17/15	0.875%	10,000,000	10,045,240
Volkswagen International Finance NV(a) 08/12/13	1.625%	5,000,000	5,045,500
Volkswagen International Finance NV(a)(b) 04/01/14	1.071%	5,000,000	5,003,875
Total			42,281,211
Banking 10.2%
American Express Centurion Bank Senior Unsecured 10/17/12	5.550%	6,000,000	6,063,516
American Express Co. Senior Unsecured 07/15/13	4.875%	3,870,000	4,024,069
BB&T Corp. Senior Unsecured 04/30/14	5.700%	2,061,000	2,233,079
BB&T Corp.(b) Senior Unsecured 04/28/14	1.147%	5,000,000	5,024,675
Canadian Imperial Bank of Commerce Senior Unsecured 09/13/13	1.450%	11,000,000	11,122,327
Capital One Financial Corp. Senior Unsecured 07/15/14	2.125%	2,000,000	2,027,828
Capital One Financial Corp.(b) Senior Unsecured 07/15/14	1.605%	5,000,000	4,968,355
Citigroup, Inc. Senior Unsecured(b)(c) 04/01/14	1.391%	7,500,000	7,428,592

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Bank of Australia Senior Unsecured(a)(b) 03/19/13	1.018%	10,000,000	10,030,150
Fifth Third Bank Senior Unsecured(b) 05/17/13	0.576%	5,500,000	5,480,613
Goldman Sachs Group, Inc. (The) Senior Unsecured(c) 04/01/13	5.250%	7,500,000	7,696,072
JPMorgan Chase & Co. Senior Unsecured 06/01/14	4.650%	7,500,000	7,970,647
JPMorgan Chase & Co.(b) 09/30/13	1.211%	7,500,000	7,541,595
KeyCorp Senior Unsecured 05/14/13	6.500%	8,000,000	8,337,160
Morgan Stanley Senior Unsecured(b) 01/09/14	0.760%	6,500,000	6,280,300
National Australia Bank Ltd. Senior Unsecured(a)(b)(c) 04/11/14	1.178%	5,000,000	5,006,905
National Bank of Canada Bank Guaranteed 06/26/15	1.500%	5,000,000	5,070,122
Royal Bank of Canada 03/15/13	2.250%	3,000,000	3,038,082
Toronto-Dominion Bank (The)(b) Senior Unsecured 07/14/14	0.755%	2,000,000	2,005,040
Toronto-Dominion Bank (The)(c) Senior Unsecured 07/14/14	1.375%	5,000,000	5,085,745
U.S. Bancorp Senior Notes 07/27/15	2.450%	5,000,000	5,249,917
Senior Unsecured 09/13/13	1.375%	5,000,000	5,051,810
Wachovia Corp. Subordinated Notes 08/01/14	5.250%	5,000,000	5,365,115
Wachovia Corp.(b) Senior Unsecured 05/01/13	2.215%	5,000,000	5,065,740
Westpac Banking Corp. Senior Unsecured 11/19/12	2.250%	2,000,000	2,011,194
Total			139,178,648

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.4%
Dow Chemical Co. (The) Senior Unsecured 05/15/14	7.600%	5,000,000	5,561,945
Construction Machinery 0.9%
Caterpillar Financial Services Corp. Senior Unsecured 04/01/14	1.650%	5,000,000	5,089,220
05/29/15	1.100%	3,000,000	3,041,064
John Deere Capital Corp. Senior Unsecured 04/17/15	0.875%	4,950,000	4,978,482
Total			13,108,766
Diversified Manufacturing 0.3%
United Technologies Corp. Senior Unsecured(b) 06/01/15	0.967%	3,810,000	3,853,887
Electric 4.3%
Consumers Energy Co. 1st Mortgage 02/15/14	6.000%	3,000,000	3,232,983
DTE Energy Co. Senior Unsecured(b) 06/03/13	1.167%	2,000,000	2,005,723
Duke Energy Corp. Senior Unsecured 02/01/14	6.300%	6,675,000	7,212,097
Exelon Generation Co. LLC Senior Unsecured 01/15/14	5.350%	7,500,000	7,938,315
Georgia Power Co. Senior Unsecured(b) 03/15/13	0.788%	10,000,000	10,000,760
Ohio Power Co. Senior Unsecured 02/15/13	5.500%	4,800,000	4,921,954
PSEG Power LLC 04/15/13	2.500%	10,000,000	10,134,380
Peco Energy Co. 1st Mortgage 10/15/13	5.600%	5,360,000	5,685,325
Pennsylvania Electric Co. Senior Unsecured 04/01/14	5.125%	7,000,000	7,448,147
Total			58,579,684

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 4.4%
Anheuser-Busch InBev Worldwide, Inc. 07/14/14	1.500%	6,000,000	6,108,012
Anheuser-Busch InBev Worldwide, Inc.(b) 03/26/13	1.192%	2,000,000	2,009,514
Bacardi Ltd.(a) 04/01/14	7.450%	5,000,000	5,509,045
Campbell Soup Co. Senior Unsecured(b)(d) 08/01/14	0.743%	5,000,000	5,009,900
Dr. Pepper Snapple Group, Inc. 12/21/12	2.350%	3,500,000	3,524,850
05/01/13	6.120%	2,474,000	2,574,726
General Mills, Inc. Senior Unsecured 05/16/14	1.550%	4,000,000	4,066,036
General Mills, Inc.(b) Senior Unsecured 05/16/14	0.816%	4,000,000	4,010,552
Kellogg Co. Senior Unsecured 05/15/15	1.125%	6,500,000	6,559,813
Kraft Foods Group, Inc.(a) 06/04/15	1.625%	3,000,000	3,050,598
Kraft Foods, Inc. Senior Unsecured(b) 07/10/13	1.333%	5,000,000	5,028,065
PepsiCo, Inc. Senior Unsecured(b) 05/10/13	0.546%	5,000,000	5,009,990
SABMiller Holdings, Inc.(a) 01/15/15	1.850%	6,000,000	6,140,892
SABMiller PLC Senior Unsecured(a) 01/15/14	5.700%	2,000,000	2,135,300
Total			60,737,293
Gas Distributors 0.4%
Sempra Energy Senior Unsecured(b) 03/15/14	1.228%	5,000,000	5,000,955
Gas Pipelines 1.2%
Enterprise Products Operating LLC 02/01/13	6.125%	5,000,000	5,122,315
NiSource Finance Corp. 03/01/13	6.150%	8,000,000	8,254,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransCanada PipeLines Ltd. Senior Unsecured 03/02/15	0.875%	3,650,000	3,672,853
Total			17,050,136
Health Care 0.6%
Express Scripts Holding Co.(a) 11/21/14	2.750%	8,000,000	8,247,376
Independent Energy 0.7%
Canadian Natural Resources Ltd. Senior Unsecured 10/01/12	5.450%	4,000,000	4,032,356
11/14/14	1.450%	5,000,000	5,071,528
Total			9,103,884
Integrated Energy 0.6%
BP Capital Markets PLC 12/05/14	1.700%	7,500,000	7,652,730
Life Insurance 2.6%
MetLife Institutional Funding II Secured(a)(b) 04/04/14	1.361%	7,500,000	7,543,178
Metropolitan Life Global Funding I Secured(a) 01/10/14	1.208%	5,000,000	5,016,470
New York Life Global Funding(a)(b) 06/18/14	0.588%	8,000,000	7,991,195
Principal Life Global Funding II(a)(b) 07/09/14	1.080%	5,000,000	4,999,629
Prudential Financial, Inc. Senior Unsecured 09/17/12	3.625%	2,400,000	2,408,000
01/14/13	2.750%	8,000,000	8,074,384
Total			36,032,856
Media Non-Cable 0.6%
Reed Elsevier Capital, Inc. 01/15/14	7.750%	7,625,000	8,315,306
Metals 0.5%
Rio Tinto Finance USA PLC 03/20/15	1.125%	7,000,000	7,052,500
Non-Captive Diversified 1.3%
General Electric Capital Corp. Senior Unsecured 01/09/15	2.150%	5,000,000	5,126,915

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Corp.(b) Senior Unsecured 04/07/14	1.090%	5,000,000	5,003,640
07/02/15	1.491%	7,500,000	7,528,386
Total			17,658,941
Other Financial Institutions 0.4%
Teva Pharmaceutical Finance Co. BV(b) 11/08/13	1.366%	5,000,000	5,037,705
Pharmaceuticals 1.2%
Novartis Capital Corp. 04/24/13	1.900%	5,300,000	5,362,328
Sanofi Senior Unsecured 09/30/14	1.200%	5,000,000	5,078,400
Sanofi(b) Senior Unsecured 03/28/14	0.771%	5,000,000	5,026,535
Teva Pharmaceutical Finance IV LLC 11/10/14	1.700%	1,000,000	1,019,700
Total			16,486,963
Property & Casualty 1.6%
Allstate Life Global Funding Trusts Senior Secured 04/30/13	5.375%	4,005,000	4,153,021
Berkshire Hathaway Finance Corp.(b) 01/10/14	0.788%	4,600,000	4,617,935
Berkshire Hathaway, Inc. Senior Unsecured 08/15/14	1.167%	10,000,000	10,131,470
Liberty Mutual Group, Inc.(a) 09/01/12	7.250%	3,225,000	3,240,034
Total			22,142,460
Railroads 0.7%
Union Pacific Corp. Senior Unsecured 01/31/13	5.450%	10,000,000	10,240,100
Refining 0.7%
Valero Energy Corp. 06/15/13	4.750%	8,800,000	9,086,370
Retailers 1.3%
Best Buy Co., Inc. Senior Unsecured 07/15/13	6.750%	5,000,000	5,199,000

The accompanying Notes to Financial Statements are an integral part of this statement.

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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CVS Caremark Corp. Senior Unsecured 09/15/14	4.875%	8,000,000	8,688,272
Target Corp. Senior Unsecured 07/18/14	1.125%	3,950,000	3,996,578
Total			17,883,850
Supermarkets 1.1%
Kroger Co. (The) 02/01/13	5.500%	2,000,000	2,047,310
04/15/13	5.000%	5,000,000	5,141,985
Safeway, Inc. Senior Unsecured 03/15/14	6.250%	6,974,000	7,452,368
Total			14,641,663
Technology 2.3%
Hewlett-Packard Co. Senior Unsecured 05/30/14	1.550%	3,000,000	3,023,280
Hewlett-Packard Co.(b) Senior Unsecured 09/19/14	2.018%	5,000,000	5,063,510
International Business Machines Corp. Senior Unsecured 02/06/15	0.550%	4,950,000	4,954,930
International Business Machines Corp.(c) Senior Unsecured 05/11/15	0.750%	7,500,000	7,545,338
Xerox Corp. Senior Unsecured 09/13/13	1.868%	7,950,000	8,002,812
Xerox Corp.(b) Senior Unsecured 05/16/14	1.286%	3,000,000	2,990,265
Total			31,580,135
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(a) 01/10/14	2.250%	7,000,000	7,072,387
Wireless 0.6%
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured 02/01/14	5.550%	7,500,000	8,020,140
Wirelines 2.4%
AT&T, Inc. Senior Unsecured(c) 02/13/15	0.875%	5,000,000	5,040,735

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BellSouth Corp. Senior Unsecured 09/15/14	5.200%	3,000,000	3,271,890
British Telecommunications PLC Senior Unsecured(b) 12/20/13	1.593%	10,000,000	10,037,970
Telefonica Emisiones SAU(b) 02/04/13	0.772%	10,000,000	9,855,210
Verizon Communications, Inc. Senior Unsecured 03/28/14	1.950%	1,000,000	1,023,517
Verizon Communications, Inc.(b) Senior Unsecured 03/28/14	1.071%	3,000,000	3,025,530
Total			32,254,852
Total Corporate Bonds & Notes (Cost: $615,795,212)			618,885,678

Residential Mortgage-Backed Securities — Agency 0.8%

Federal Home Loan Mortgage Corp.(b)(e) 02/01/36	2.380%	416,693	444,123
Federal Home Loan Mortgage Corp.(e) CMO Series 2534 Class EC 05/15/22	5.000%	18,664	18,658
CMO Series 2843 Class BA 01/15/18	5.000%	883,266	884,119
CMO Series 2958 Class QC 09/15/18	4.500%	647,969	651,517
CMO Series 3241 Class DC 07/15/34	4.500%	1,420,865	1,436,438
Federal National Mortgage Association(b)(e) 03/01/34	3.042%	373,252	398,032
Federal National Mortgage Association(e) CMO Series 2008-68 Class AE 07/25/35	5.250%	375,441	376,220
CMO Series 2011-18 Class EM 06/25/37	4.000%	6,220,927	6,388,170
Total Residential Mortgage-Backed Securities — Agency (Cost: $10,677,116)			10,597,277

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Residential Mortgage-Backed Securities — Non-Agency 0.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates CMO Series 2010-1R Class 21A1(a)(e) 01/27/36	2.587%	1,142,831	1,123,964
JPMorgan Reremic CMO Series 2010-1 Class 1A1(a)(e) 02/26/37	6.000%	2,301,087	2,374,575
Morgan Stanley Reremic Trust CMO Series 2010-R4 Class 1A(a)(b)(e) 01/26/36	0.576%	971,123	967,719
RBSSP Resecuritization Trust CMO Series 2012-2 Class 1A5(a)(b)(e) 05/26/47	0.388%	5,400,000	5,312,251
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $9,749,266)			9,778,509

Commercial Mortgage-Backed Securities — Agency 1.2%

Government National Mortgage Association(e) CMO Series 2010-102 Class AB 07/16/32	1.852%	5,397,872	5,443,987
CMO Series 2010-13 Class A 08/16/22	2.461%	4,813,992	4,848,302
CMO Series 2010-83 Class A 10/16/50	2.021%	5,300,511	5,361,483
Total Commercial Mortgage-Backed Securities — Agency (Cost: $15,687,027)			15,653,772

Commercial Mortgage-Backed Securities — Non-Agency 11.0%

Banc of America Commercial Mortgage, Inc. Series 2004-3 Class A5(b)(e) 06/10/39	5.549%	9,177,993	9,822,711
Bear Stearns Commercial Mortgage Securities Series 2003-T12 Class A4(e) 08/13/39	4.680%	5,780,000	5,951,192
Citigroup Commercial Mortgage Trust Series 2005-C3 Class ASB(e) 05/15/43	4.755%	2,858,965	2,962,834
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A5(e) 07/10/37	5.358%	15,295,000	16,412,560
Credit Suisse First Boston Mortgage Securities Corp.(b)(e) Series 2003-C4 Class A4 08/15/36	5.137%	9,301,355	9,567,941

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp.(e) Series 2002-CP5 Class A2 12/15/35	4.940%	2,688,339	2,699,890
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6(e) 08/10/38	5.396%	6,850,000	7,314,642
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A7(e) 06/10/36	5.317%	10,233,000	10,829,891
JPMorgan Chase Commercial Mortgage Securities Corp.(e) Series 2003-CB6 Class A2 07/12/37	5.255%	3,900,000	4,025,986
Series 2003-ML1A Class A2 03/12/39	4.767%	8,953,000	9,072,919
LB-UBS Commercial Mortgage Trust(e) Series 2002-C4 Class A5 09/15/31	4.853%	121,956	121,969
Series 2004-C6 Class A6 08/15/29	5.020%	6,780,000	7,238,247
Merrill Lynch Mortgage Trust(b)(e) Series 2004-BPC1 Class A5 10/12/41	4.855%	6,395,000	6,860,332
Merrill Lynch Mortgage Trust(e) Series 2003-KEY1 Class A4 11/12/35	5.236%	9,370,000	9,780,443
Morgan Stanley Capital I, Inc.(e) Series 2003-T11 Class A4 06/13/41	5.150%	11,445,304	11,774,837
Series 2004-T13 Class A4 09/13/45	4.660%	4,434,000	4,615,195
Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(e) 09/15/37	5.080%	3,376,129	3,395,362
Wachovia Bank Commercial Mortgage Trust(b)(e) Series 2004-C14 Class A4 08/15/41	5.088%	7,500,000	8,026,628
Wachovia Bank Commercial Mortgage Trust(e) Series 2003-C3 Class A2 02/15/35	4.867%	8,414,400	8,499,167
Series 2004-C10 Class A4 02/15/41	4.748%	10,363,721	10,872,455
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $151,413,716)			149,845,201

The accompanying Notes to Financial Statements are an integral part of this statement.

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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Asset-Backed Securities — Non-Agency 16.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Auto Receivables Trust Series 2010-1 Class A3 05/15/14	1.450%	1,064,367	1,067,616
Series 2012-3 Class A2 01/15/15	0.700%	9,900,000	9,917,199
Ally Master Owner Trust Series 2011-4 Class A2 09/15/16	1.540%	5,110,000	5,159,363
AmeriCredit Automobile Receivables Trust Series 2012-1 Class A2 10/08/15	0.910%	2,000,000	2,005,836
BMW Vehicle Lease Trust Series 2010-1 Class A3 04/15/13	0.820%	754,492	754,729
BMW Vehicle Owner Trust Series 2011-A Class A3 08/25/15	0.760%	3,964,000	3,977,799
CIT Education Loan Trust Series 2005-1 Class A2(b) 03/15/22	0.558%	2,871,651	2,863,085
CNH Equipment Trust Series 2009-B Class A4 10/15/14	5.170%	3,046,899	3,062,735
Series 2011-B Class A3 08/15/16	0.910%	2,487,000	2,497,394
Series 2012-B Class A2 10/15/15	0.650%	5,000,000	5,002,409
Capital Auto Receivables Asset Trust Series 2008-A Class B(a) 01/15/15	6.890%	7,000,000	7,208,446
Capital One Multi-Asset Execution Trust Series 2007-A8 Class A8(b) 10/15/15	0.768%	10,000,000	10,007,260
Chesapeake Funding LLC(a)(b) Series 2009-2A Class A 09/15/21	1.999%	4,196,723	4,230,297
Series 2012-1A Class A 11/07/23	0.996%	5,000,000	4,999,999
Conn Funding II LP CMO Series 2012-AA Class A(a) 04/15/16	4.133%	4,044,164	4,034,053
DT Auto Owner Trust(a) Series 2011-2A Class C 02/16/16	3.050%	3,000,000	3,000,960
Series 2011-3A Class A 08/15/14	1.400%	2,480,101	2,488,504
Discover Card Master Trust Series 2010-A1 Class A1(b) 09/15/15	0.899%	8,500,000	8,528,373
Enterprise Fleet Financing LLC Series 2011-2 Class A2(a) 10/20/16	1.430%	5,049,349	5,065,343

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Lease Trust Series 2011-A Class A3 07/15/14	1.030%	2,890,000	2,901,661
Ford Credit Auto Lease Trust(a) Series 2010-B Class A3 07/15/13	0.910%	916,025	916,280
Ford Credit Auto Owner Trust Series 2012-C Class A2 04/15/15	0.470%	4,000,000	4,000,299
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 09/15/15	1.500%	8,175,000	8,184,313
Ford Credit Floorplan Master Owner Trust(a)(b) Series 2010-1 Class A 12/15/14	1.899%	10,000,000	10,053,212
GE Equipment Midticket LLC Series 2011-1 Class A2 05/22/14	0.720%	3,679,312	3,679,058
GE Equipment Small Ticket LLC Series 2012-1A Class A2(a) 11/21/14	0.850%	6,000,000	5,972,843
Great America Leasing Receivables Series 2011-1 Class A2(a) 03/15/13	1.050%	713,142	713,257
Harley-Davidson Motorcycle Trust Series 2012-1 Class A2 08/15/15	0.500%	4,000,000	4,000,553
Hyundai Auto Lease Securitization Trust Series 2012-A Class A2(a) 01/15/15	0.680%	4,500,000	4,478,235
Hyundai Auto Receivables Trust Series 2012-B Class A2 01/15/15	0.540%	6,000,000	6,000,718
Leaf II Receivables Funding LLC(a) Series 2010-4 Class A 08/20/18	1.700%	894,091	891,408
Series 2011-1 Class A 12/20/18	1.700%	2,204,737	2,178,721
Louisiana Public Facilities Authority Series 2011-A Class A1(b) 04/26/21	0.951%	460,794	461,043
Mercedes-Benz Auto Lease Trust Series 2012-A Class A3 11/17/14	0.880%	10,000,000	10,043,238
Navistar Financial Dealer Note Master Trust Series 2011-1 Class A(a)(b) 10/25/16	1.396%	2,500,000	2,518,568
New York City Tax Lien Series 2011-AA Class A(a) 12/10/24	1.990%	2,503,573	2,503,956

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Auto Receivables Owner Trust Series 2012-B Class A2(d) 04/01/15	0.390%	6,000,000	5,999,554
Oncor Electric Delivery Transition Bond Co. LLC Series 2004-1 Class A2 11/17/14	4.810%	87,800	88,902
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1 Class A1(b) 10/01/18	0.961%	1,103,983	1,105,418
SLM Student Loan Trust(a)(b) Series 2011-A Class A1 10/15/24	1.249%	1,946,672	1,944,116
Series 2011-B Class A1 12/16/24	1.099%	4,105,236	4,088,515
Series 2012-B Class A1 12/15/21	1.349%	1,776,103	1,776,103
SMART Trust(a) Series 2011-2USA Class A2A 11/14/13	1.220%	3,463,200	3,467,076
Series 2012-1USA Class A2A 09/14/14	1.040%	4,000,000	4,018,410
Santander Drive Auto Receivables Trust Series 2010-2 Class A2 08/15/13	0.950%	208,182	208,234
Series 2012-1 Class A2 04/15/15	1.250%	2,924,709	2,936,201
Series 2012-2 Class A2 05/15/15	0.910%	4,200,000	4,210,049
Series 2012-3 Class A2 04/15/15	0.830%	4,230,000	4,236,101
Series 2012-4 Class A2 08/17/15	0.790%	5,000,000	4,978,776
Silverleaf Finance LLC Series 2010-A Class A(a) 07/15/22	5.360%	1,403,644	1,421,300
Toyota Auto Receivables Owner Trust Series 2012-A Class A2 10/15/14	0.570%	7,500,000	7,506,319
Utah State Board of Regents Series 2011-1 Class A1(b) 05/01/23	0.945%	8,441,175	8,441,175
Volkswagen Auto Lease Trust Series 2010-A Class A3 11/20/13	0.990%	2,901,418	2,906,745
Series 2012-A Class A2 11/20/14	0.660%	8,000,000	7,960,273
Total Asset-Backed Securities — Non-Agency (Cost: $222,367,354)			222,662,030

U.S. Treasury Obligations 4.5%

Issue	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 03/15/15	0.375%	12,000,000	12,034,692
U.S. Treasury(c) 01/31/14	0.250%	20,000,000	20,010,940
02/28/14	0.250%	30,000,000	30,017,580
Total U.S. Treasury Obligations (Cost: $61,864,453)			62,063,212

Municipal Bonds 4.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Citizens Property Insurance Corp.(b) Revenue Bonds High Risk Series 2010A3 06/01/13	1.890%	5,000,000	5,045,050
Personal & Commercial Lines Series 2012 06/01/15	1.390%	5,000,000	5,001,200
City of Baton Rouge/Parish of East Baton Rouge Refunding Revenue Bonds Taxable Series 2012 01/15/15	1.239%	1,000,000	1,006,360
County of Orange Revenue Bonds Series 2012A 08/01/12	0.750%	3,500,000	3,500,032
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds Series 2007A(b) 10/15/12	1.029%	16,000,000	16,000,160
Illinois Municipal Electric Agency Taxable Revenue Bonds Series 2009B 02/01/13	4.160%	750,000	757,905
Kentucky State Property & Building Commission Revenue Bonds Taxable Project No. 78 Series 2003 (NPFGC) 10/01/12	4.800%	2,450,000	2,466,880
New York State Energy Research & Development Authority Revenue Bonds Consolidated Edison Co., Inc. Project Series 2010 AMT(f) 06/01/36	1.450%	4,210,000	4,220,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unlimited General Obligation Bonds Series 2004B 03/01/13	5.000%	7,400,000	7,595,952
Unlimited General Obligation Taxable Bonds Series 2010 01/01/13	3.321%	3,500,000	3,538,220
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2004A 06/15/14	5.000%	5,000,000	5,377,650
University of California Revenue Bonds Taxable Series 2011Y-1(b) 07/01/41	0.826%	5,000,000	4,988,500
West Virginia Economic Development Authority Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT(f) 01/01/41	2.250%	2,000,000	2,000,000
Total Municipal Bonds (Cost: $61,269,798)			61,498,476

Money Market Funds —%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.153%(g)(h)	27,934	27,934
Total Money Market Funds (Cost: $27,934)		27,934

Commercial Paper 17.4%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 1.1%
Ford Motor Credit Co.(a) 08/29/12	1.150%	15,000,000	14,986,346
Electric 6.0%
American Electric Power Co.(a) 08/08/12	0.390%	15,000,000	14,998,733
Duke Energy Corp.(a) 08/10/12	0.430%	10,000,000	9,998,834
08/15/12	0.490%	19,100,000	19,096,180

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Pacific Gas & Electric Co.(a) 08/06/12	0.370%	20,500,000	20,498,770
08/07/12	0.470%	10,000,000	9,999,091
08/08/12	0.330%	8,000,000	7,999,413
Total			82,591,021
Gas Distributors 2.8%
Michigan Consolidated Gas Co. 08/03/12	0.380%	23,200,000	23,199,285
08/06/12	0.390%	4,300,000	4,299,728
08/09/12	0.410%	10,900,000	10,898,910
Total			38,397,923
Gas Pipelines 0.9%
Kinder Morgan Energy Partners LP(a) 08/02/12	0.350%	12,700,000	12,699,753
Independent Energy 1.3%
Apache Corp.(a) 08/06/12	0.420%	10,000,000	9,999,317
Devon Energy Corp.(a) 08/13/12	0.340%	7,100,000	7,099,128
Total			17,098,445
Integrated Energy 1.5%
Suncor Energy Inc.(a) 08/13/12	0.340%	5,000,000	4,999,386
08/16/12	0.330%	15,000,000	14,997,800
Total			19,997,186
Media Non-Cable 1.6%
Reed Elsevier, Inc.(a) 08/02/12	0.430%	15,000,000	14,999,650
08/03/12	0.430%	7,300,000	7,299,745
Total			22,299,395
Wirelines 2.2%
Verizon Communications, Inc.(a) 08/01/12	0.300%	30,000,000	29,999,750
Total Commercial Paper (Cost: $238,072,843)			238,069,819

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan 1.8%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 1.8%
Mizuho Securities USA, Inc. dated 07/31/12, matures 08/01/12, repurchase price $10,000,058(i)	0.210%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price $1,000,006(i)	0.200%	1,000,000	1,000,000
Nomura Securities dated 07/31/12, matures 08/01/12, repurchase price $5,000,028(i)	0.200%	5,000,000	5,000,000
Royal Bank of Canada dated 07/31/12, matures 08/01/12, repurchase price $8,715,371(i)	0.190%	8,715,325	8,715,325
Total			24,715,325
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $24,715,325)			24,715,325
Total Investments (Cost: $1,411,640,044)			1,413,797,233
Other Assets & Liabilities, Net			(48,005,271)
Net Assets			1,365,791,962

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $387,492,115 or 28.37% of net assets.

(b)  Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(c)  At July 31, 2012, security was partially or fully on loan.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)  Income from this security may be subject to alternative minimum tax.

(g)  The rate shown is the seven-day current annualized yield at July 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	33,617,869	(33,589,935)	—	27,934	310	27,934

(i)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.210%)
Fannie Mae Pool	4,615,872
Freddie Mac Gold Pool	66,141
Freddie Mac Non Gold Pool	437,748
Freddie Mac REMICS	798,596
Ginnie Mae I Pool	249,413
Ginnie Mae II Pool	4,032,230
Total Market Value of Collateral Securities	10,200,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Ginnie Mae	6,836
Fannie Mae Pool	152,577
Fannie Mae REMICS	317,638
Federal National Mortgage Association	34,605
Freddie Mac Gold Pool	11,209
Freddie Mac Non Gold Pool	32,055
Freddie Mac REMICS	226,636
Government National Mortgage Association	238,450
Total Market Value of Collateral Securities	1,020,006
Security Description	Value ($)
Nomura Securities (0.200%)
Ginnie Mae I Pool	3,449,839
Ginnie Mae II Pool	1,650,161
Total Market Value of Collateral Securities	5,100,000
Security Description	Value ($)
Royal Bank of Canada (0.190%)
Fannie Mae Pool	8,889,632
Total Market Value of Collateral Securities	8,889,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Abbreviation Legend

AMT  Alternative Minimum Tax

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	618,885,678	—	618,885,678
Residential Mortgage-Backed Securities — Agency	—	10,597,277	—	10,597,277
Residential Mortgage-Backed Securities — Non-Agency	—	4,466,258	5,312,251	9,778,509
Commercial Mortgage-Backed Securities — Agency	—	15,653,772	—	15,653,772
Commercial Mortgage-Backed Securities — Non-Agency	—	149,845,201	—	149,845,201
Asset-Backed Securities — Non-Agency	—	215,557,847	7,104,183	222,662,030
U.S. Treasury Obligations	62,063,212	—	—	62,063,212
Municipal Bonds	—	61,498,476	—	61,498,476
Total Bonds	62,063,212	1,076,504,509	12,416,434	1,150,984,155
Short-Term Securities
Commercial Paper	—	238,069,819	—	238,069,819
Total Short-Term Securities	—	238,069,819	—	238,069,819
Other
Money Market Funds	27,934	—	—	27,934
Investments of Cash Collateral Received for Securities on Loan	—	24,715,325	—	24,715,325
Total Other	27,934	24,715,325	—	24,743,259
Total	62,091,146	1,339,289,653	12,416,434	1,413,797,233

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of July 31, 2011	—	—	—
Accrued discounts/premiums	—	192,833	192,833
Realized gain (loss)	17,833	—	17,833
Change in unrealized appreciation (depreciation)(a)	20,250	(5,251)	14,999
Sales	(891,629)	(9,372,730)	(10,264,359)
Purchases	6,165,797	4,034,053	10,199,850
Transfers into Level 3	—	12,255,278	12,255,278
Transfers out of Level 3	—	—	—
Balance as of July 31, 2012	5,312,251	7,104,183	12,416,434

(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2012 was $14,999.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage and Asset Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to unavailable market inputs. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

CMG Ultra Short Term Bond Fund

Statement of Assets and Liabilities

July 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,386,896,785)	$1,389,053,974
Affiliated issuers (identified cost $27,934)	27,934
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $24,715,325)	24,715,325
Total investments (identified cost $1,411,640,044)	1,413,797,233
Receivable for:
Investments sold	1,182
Capital shares sold	1,863,965
Dividends	37
Interest	5,040,932
Expense reimbursement due from Investment Manager	693
Trustees' deferred compensation plan	27,781
Total assets	1,420,731,823
Liabilities
Disbursements in excess of cash	208,370
Due upon return of securities on loan	24,715,325
Payable for:
Investments purchased	14,227,034
Investments purchased on a delayed delivery basis	10,999,554
Capital shares purchased	3,568,256
Dividend distributions to shareholders	1,134,150
Investment management fees	9,347
Compensation of board members	1,072
Other expenses	48,972
Trustees' deferred compensation plan	27,781
Total liabilities	54,939,861
Net assets applicable to outstanding capital stock	$1,365,791,962
Represented by
Paid-in capital	$1,393,033,805
Excess of distributions over net investment income	(836,354)
Accumulated net realized loss	(28,562,678)
Unrealized appreciation (depreciation) on:
Investments	2,157,189
Total — representing net assets applicable to outstanding capital stock	$1,365,791,962
Shares outstanding	151,547,812
Net asset value per share	$9.01
*Value of securities on loan	$73,788,378

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

CMG Ultra Short Term Bond Fund

Statement of Operations

Year Ended July 31, 2012

Net investment income
Income:
Interest	$12,900,981
Dividends from affiliates	310
Income from securities lending — net	25,856
Total income	12,927,147
Expenses:
Investment management fees	2,729,842
Compensation of board members	47,830
Professional fees	95,611
Total expenses	2,873,283
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(146,116)
Total net expenses	2,727,167
Net investment income	10,199,980
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(581,851)
Net realized loss	(581,851)
Net change in unrealized appreciation (depreciation) on:
Investments	943,137
Net change in unrealized appreciation	943,137
Net realized and unrealized gain	361,286
Net increase in net assets resulting from operations	$10,561,266

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

CMG Ultra Short Term Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations
Net investment income	$10,199,980	$14,384,078
Net realized loss	(581,851)	(2,250,241)
Net change in unrealized appreciation	943,137	3,301,868
Net increase in net assets resulting from operations	10,561,266	15,435,705
Distributions to shareholders
Net investment income	(11,245,979)	(24,393,772)
Increase (decrease) in net assets from share transactions	398,209,586	(228,247,601)
Total increase (decrease) in net assets	397,524,873	(237,205,668)
Net assets at beginning of year	968,267,089	1,205,472,757
Net assets at end of year	$1,365,791,962	$968,267,089
Excess of distributions over net investment income	$(836,354)	$(1,816,469)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

CMG Ultra Short Term Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	134,688,205	1,212,285,459	78,759,694	713,316,207
Distributions reinvested	55,826	502,067	145,602	1,320,198
Redemptions	(90,557,383)	(814,577,940)	(104,086,252)	(942,884,006)
Total increase (decrease)	44,186,648	398,209,586	(25,180,956)	(228,247,601)
Total net increase (decrease)	44,186,648	398,209,586	(25,180,956)	(228,247,601)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

CMG Ultra Short Term Bond Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,
	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$9.02	$9.10		$9.16		$9.29		$9.59
Income from investment operations
Net investment income	0.08	0.13		0.13		0.26		0.43
Net realized and unrealized gain (loss)	0.00 (a)	0.00	(a)	0.06		(0.07)		(0.30)
Total from investment operations	0.08	0.13		0.19		0.19		0.13
Less distributions to shareholders:
Net investment income	(0.09)	(0.21)		(0.25)		(0.32)		(0.43)
Net asset value, end of period	$9.01	$9.02		$9.10		$9.16		$9.29
Total return	0.93%	1.45%		2.10	%(b)	2.16%		1.42%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.26%	0.26	%(d)	0.26	%(d)	0.29	%(d)	0.32%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.25%	0.25	%(d)	0.25	%(d)	0.25	%(d)	0.25%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.26%	0.26%		0.26%		0.29%		0.32%
Net expenses after fees waiver or expenses reimbursed (excluding interest expense)(e)	0.25%	0.25%		0.25%		0.25%		0.25%
Net investment income	0.93%	1.39%		1.38%		2.82%		4.58%
Supplemental data
Net assets, end of period (in thousands)	$1,365,792	$968,267		$1,205,473		$338,239		$96,595
Portfolio turnover	66%	51%		90%		103%		69%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

CMG Ultra Short Term Bond Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, affiliated funds, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund's prospectus for further datails, including applicable investment minimums.

Fund Shares

The Trust may issue an unlimited number of shares (without par value), which are offered continuously at net asset value.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a

Annual Report 2012
25

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

"when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund's management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all operating costs and expenses of the Fund (other than the expenses described below or in the Fund's prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund's average net assets.

Annual Report 2012
26

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund Administrator does not receive a fee for its administration and accounting services under the Administrative Services Agreement.

Pricing and Bookkeeping Fees

Prior to August 8, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. The pricing and bookkeeping fees for the Fund are paid by the Investment Manager. Effective August 8, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to the Fund are payable by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent fees for the Fund are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.25% of the Fund's average daily net assets.

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, expiring capital loss carryforwards, amortization of market premium, paydown reclassifications, and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,026,114
Accumulated net realized loss	(1,999,498)
Paid-in capital	(26,616)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

Annual Report 2012
27

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2012	2011
Ordinary income	$11,245,979	$24,393,772

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$639,657
Unrealized appreciation	1,843,110

At July 31, 2012, the cost of investments for federal income tax purposes was $1,411,954,123 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,498,747
Unrealized depreciation	$(2,655,637)
Net unrealized appreciation	$1,843,110

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2013	47,961
2014	627,248
2015	685,751
2016	213,699
2017	2,249,159
2018	1,023,617
2019	11,369,928
Unlimited short-term	4,966,232
Unlimited long-term	4,954,273
Total	26,137,868

For the year ended July 31, 2012, $29,640 of capital loss carryforward expired unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2012, the Fund will elect to treat post-October capital losses of $2,424,810 as arising on August 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $918,519,624 and $579,737,786, respectively, for the year ended July 31, 2012, of which $67,230,392 and $17,572,961, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective August 8, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination

Annual Report 2012
28

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to August 8, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At July 31, 2012, securities valued at $73,788,378 were on loan, secured by U.S. government and agency securities valued at $50,325,372 and by cash collateral of $24,715,325 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

Effective August 8, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 96.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on August 8, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period August 8, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to August 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum.

The Fund had no borrowings during the year ended July 31, 2012.

Note 10. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or

Annual Report 2012
29

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
30

CMG Ultra Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 21, 2012

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CMG Ultra Short Term Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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CMG Ultra Short Term Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
33

CMG Ultra Short Term Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
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CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to CMG Ultra Short Term Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

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CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the twenty- sixth, forty-fifth and sixty-ninth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of

Annual Report 2012
36

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the second and first quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
37

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
38

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Annual Report 2012
39

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Annual Report 2012
40

CMG Ultra Short Term Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

CMG Ultra Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1366 D (9/12)

Annual Report

July 31, 2012

Columbia Large Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Large Cap Growth Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Large Cap Growth Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	18

Financial Highlights	21

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	44

Federal Income Tax Information	45

Trustees and Officers	46

Board Consideration and Approval of Advisory Agreement	49

Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Growth Fund (the Fund) Class A shares returned 23.22% (excluding sales charges) for the 10-month period that ended July 31, 2012.

>  The Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, which returned 23.38% for the 10-month period.

>  Security selection generally drove results versus the index: it helped in the consumer discretionary and industrials sectors and modestly detracted in the energy and financials sectors.

Average Annual Total Returns (%) (for period ended July 31, 2012)

	Inception	10 Months cumulative	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		23.22	5.42	2.19	5.49
Including sales charges		16.15	-0.66	0.98	4.87
Class B	11/01/98
Excluding sales charges		22.48	4.62	1.42	4.70
Including sales charges		17.48	-0.38	1.04	4.70
Class C*	11/18/02
Excluding sales charges		22.46	4.66	1.43	4.70
Including sales charges		21.46	3.66	1.43	4.70
Class E*	09/22/06
Excluding sales charges		23.13	5.39	2.08	5.39
Including sales charges		17.58	0.63	1.15	4.91
Class F*	09/22/06
Excluding sales charges		22.48	4.67	1.43	4.70
Including sales charges		17.48	-0.33	1.05	4.70
Class I*	09/27/10	23.71	5.96	2.53	5.80
Class R*	09/27/10	22.95	5.13	1.90	5.18
Class R4*	03/07/11	23.38	5.65	2.34	5.64
Class R5*	03/07/11	23.70	5.94	2.50	5.78
Class T	12/14/90
Excluding sales charges		23.20	5.42	2.14	5.42
Including sales charges		16.13	-0.66	0.93	4.79
Class W*	09/27/10	23.19	5.44	2.23	5.54
Class Y*	07/15/09	23.72	5.96	2.56	5.81
Class Z	12/14/90	23.52	5.73	2.45	5.75
Russell 1000 Growth Index		23.38	8.26	3.46	6.77

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class E are shown with and without the maximum initial sales charge of 4.50%. Returns for Class B and Class F are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2002 – July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Large Cap Growth Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Large Cap Growth Fund has approved the change of the Fund's fiscal year end from September 30 to July 31. As a result, this report covers the 10-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

For the 10-month period that ended July 31, 2012, the Fund's Class A shares returned 23.22% without sales charge. The Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, which returned 23.38% over the same period. Security selection helped relative performance, particularly in the consumer discretionary and industrials sectors. Stock picks in energy and financials modestly underperformed.

Strong market advance despite economic uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and the preliminary estimate of second quarter growth was just 1.5%. Job growth was strong early in 2012, then disappointed in the spring. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, manufacturing activity — the one consistent bright spot throughout this recovery — slipped in June and July. The housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened into 2012 on improved corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in June and July.

Positive contributions from consumer discretionary and industrials

Within consumer discretionary, the Fund benefited the most from security selection in the internet and catalog retail segment and in media. Individual contributors included online travel site Expedia, whose shares climbed sharply as the growth of online booking helped boost sales and earnings. Shares of online auction site eBay rallied, thanks to solid revenue and earnings growth as well as increased investor appreciation for the value of its PayPal payment processing business. Cable provider Comcast was another standout, benefiting as its strong cash flow attracted investors. Industrial stock picks also helped, led by an investment in North American trucking and transportation logistics company JB Hunt Transport, whose shares rose, thanks to double-digit earnings growth, a dividend increase and improved trucking volumes. Consumer staples further aided results, led by an investment in low-cost retailing giant Wal-Mart Stores. Its stock benefited from an investor flight to safety, management's strong execution and the hunt by consumers for bargains. Elsewhere, an underweight in technology leader IBM contributed, as the stock's return lagged that of the index.

Portfolio Management

John T. Wilson, CFA

Peter R. Deininger, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2012
4

Columbia Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Disappointments in energy and financial services

Energy stock picks detracted from results, with disappointing performance from oil-related exploration and production company Anadarko Petroleum and energy service provider Halliburton. The Fund's investment in Anadarko was hurt by declining oil prices and a pending lawsuit. Halliburton's shares also were pressured by low energy prices. In financial services, an underweight in real estate investment trusts (REITs) hampered results, as their attractive dividends helped fuel strong share price gains. Elsewhere, individual detractors included technology leader Oracle and Israeli software security firm Check Point Software. The Fund had an overweight in Oracle when disappointing software license growth, weaker-than-expected hardware sales and slowing revenue growth pressured the stock. We sold the position. Check Point's shares pulled back as revenue growth moderated and competition increased. In consumer discretionary, investments in online retailer Amazon.com and casino and gaming company Las Vegas Sands hurt relative performance. Amazon's return lagged that of the benchmark as the company reinvested in new fulfillment centers, while Las Vegas Sands' shares were hurt late in the period by slowing visitation at one of its key properties in Macau.

Looking ahead

Going forward, we currently expect uncertainty to weigh on the market's returns. Europe's sovereign debt problems remain unresolved, global economic growth remains slow and the United States faces the challenge of expiring tax breaks and mandated cost cuts at the end of the year. In this environment, we plan to manage risk while seeking to identify future market leaders among high quality companies whose stocks represent good value. During the 10-month period covered by this report, we reduced the Fund's total holdings to 80 from approximately 100 and increased exposure to stocks in which we have the highest conviction. At the end of the period, the Fund was positioned slightly more defensively than it was at the beginning of the period, with a larger stake in mega-cap names with track records of stable earnings growth. We maintained an overweight in health care and underweight in consumer staples, keeping other sector allocations in line with those in the index.

Top Ten Holdings (%) (at July 31, 2012)
Apple, Inc.	7.4
Google, Inc., Class A	3.7
QUALCOMM, Inc.	3.2
Wal-Mart Stores, Inc.	2.9
EMC Corp.	2.6
eBay, Inc.	2.6
Johnson & Johnson	2.5
Amazon.com, Inc.	2.3
Watson Pharmaceuticals, Inc.	1.9
Biogen Idec, Inc.	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2012)
Common Stocks	96.8
Consumer Discretionary	15.0
Consumer Staples	10.2
Energy	5.1
Financials	4.7
Health Care	15.8
Industrials	8.2
Information Technology	31.7
Materials	4.6
Telecommunication Services	1.5
Convertible Preferred Stocks	1.4
Industrials	1.4
Other(a)	1.8

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2012
5

Columbia Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.90	1,019.00	6.08	5.92	1.18
Class B	1,000.00	1,000.00	1,068.30	1,015.42	9.77	9.52	1.90
Class C	1,000.00	1,000.00	1,068.70	1,015.37	9.82	9.57	1.91
Class E	1,000.00	1,000.00	1,072.00	1,018.80	6.29	6.12	1.22
Class F	1,000.00	1,000.00	1,068.70	1,015.56	9.62	9.37	1.87
Class I	1,000.00	1,000.00	1,074.80	1,021.28	3.71	3.62	0.72
Class R	1,000.00	1,000.00	1,070.70	1,017.70	7.41	7.22	1.44
Class R4	1,000.00	1,000.00	1,072.80	1,019.99	5.05	4.92	0.98
Class R5	1,000.00	1,000.00	1,074.40	1,021.23	3.77	3.67	0.73
Class T	1,000.00	1,000.00	1,072.40	1,019.05	6.03	5.87	1.17
Class W	1,000.00	1,000.00	1,071.80	1,018.80	6.28	6.12	1.22
Class Y	1,000.00	1,000.00	1,074.80	1,021.38	3.61	3.52	0.70
Class Z	1,000.00	1,000.00	1,074.00	1,020.59	4.43	4.32	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Annual Report 2012
6

Columbia Large Cap Growth Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.4%

Issuer	Shares	Value ($)
Consumer Discretionary 15.0%
Distributors 0.6%
LKQ Corp.(a)	436,600	15,425,078
Hotels, Restaurants & Leisure 2.6%
Las Vegas Sands Corp.	789,800	28,764,516
Starbucks Corp.(b)	607,200	27,494,016
Yum! Brands, Inc.(b)	149,500	9,693,580
Total		65,952,112
Internet & Catalog Retail 3.1%
Amazon.com, Inc.(a)	237,285	55,358,590
Expedia, Inc.(b)	387,400	22,077,926
Total		77,436,516
Media 4.6%
Comcast Corp., Class A(b)	1,180,000	38,409,000
Discovery Communications, Inc., Class A(a)(b)	366,200	18,540,706
DISH Network Corp., Class A	973,300	29,938,708
News Corp., Class A	1,210,200	27,858,804
Total		114,747,218
Multiline Retail 1.4%
Macy's, Inc.	951,000	34,083,840
Specialty Retail 2.7%
Home Depot, Inc. (The)(b)	815,800	42,568,444
TJX Companies, Inc.	582,800	25,806,384
Total		68,374,828
Total Consumer Discretionary		376,019,592
Consumer Staples 10.2%
Beverages 1.5%
Anheuser-Busch InBev NV, ADR	469,500	37,193,790
Food & Staples Retailing 4.6%
CVS Caremark Corp.	949,300	42,955,825
Wal-Mart Stores, Inc.(b)	963,300	71,698,419
Total		114,654,244
Food Products 2.0%
Hershey Co. (The)	352,400	25,281,176
Kraft Foods, Inc., Class A	628,900	24,973,619
Total		50,254,795
Tobacco 2.1%
Lorillard, Inc.(b)	104,300	13,417,152

Common Stocks (continued)

Issuer	Shares	Value ($)
Philip Morris International, Inc.	438,905	40,133,473
Total		53,550,625
Total Consumer Staples		255,653,454
Energy 5.1%
Energy Equipment & Services 1.6%
National Oilwell Varco, Inc.	541,900	39,179,370
Oil, Gas & Consumable Fuels 3.5%
Anadarko Petroleum Corp.	448,700	31,157,728
Chevron Corp.	122,320	13,403,825
Continental Resources, Inc.(a)(b)	205,420	13,144,826
Kinder Morgan Management LLC(c)	42,621	33
Pioneer Natural Resources Co.(b)	341,800	30,293,734
Total		88,000,146
Total Energy		127,179,516
Financials 4.6%
Capital Markets 0.6%
BlackRock, Inc.	85,200	14,506,152
Commercial Banks 1.2%
Fifth Third Bancorp	1,569,100	21,684,962
Wells Fargo & Co.	294,200	9,946,902
Total		31,631,864
Diversified Financial Services 1.0%
IntercontinentalExchange, Inc.(a)	202,100	26,519,562
Real Estate Investment Trusts (REITs) 1.8%
Digital Realty Trust, Inc.(b)	376,300	29,377,741
Simon Property Group, Inc.(b)	92,600	14,861,374
Total		44,239,115
Total Financials		116,896,693
Health Care 15.7%
Biotechnology 5.5%
Amgen, Inc.	525,000	43,365,000
Biogen Idec, Inc.(a)	322,000	46,957,260
Onyx Pharmaceuticals, Inc.(a)	146,800	11,005,596
Regeneron Pharmaceuticals, Inc.(a)(b)	102,400	13,788,160
Vertex Pharmaceuticals, Inc.(a)	467,900	22,697,829
Total		137,813,845
Health Care Equipment & Supplies 2.0%
Covidien PLC	310,000	17,322,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Edwards Lifesciences Corp.(a)	331,500	33,547,800
Total		50,870,600
Health Care Providers & Services 1.8%
Express Scripts Holding Co.(a)	798,740	46,278,996
Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.	273,600	15,231,312
Pharmaceuticals 5.8%
Allergan, Inc.	429,980	35,288,458
Johnson & Johnson(b)	902,200	62,450,284
Watson Pharmaceuticals, Inc.(a)(b)	607,200	47,258,376
Total		144,997,118
Total Health Care		395,191,871
Industrials 8.2%
Construction & Engineering 0.6%
KBR, Inc.	564,300	14,807,232
Electrical Equipment 0.9%
Rockwell Automation, Inc.	353,000	23,778,080
Industrial Conglomerates 2.8%
General Electric Co.	1,371,000	28,448,250
Tyco International Ltd.	762,500	41,891,750
Total		70,340,000
Machinery 1.0%
Pall Corp.(b)	488,600	26,096,126
Road & Rail 2.9%
JB Hunt Transport Services, Inc.(b)	399,000	21,952,980
Kansas City Southern	340,000	24,752,000
Norfolk Southern Corp.	339,500	25,139,975
Total		71,844,955
Total Industrials		206,866,393
Information Technology 31.6%
Communications Equipment 3.1%
QUALCOMM, Inc.	1,307,980	78,060,247
Computers & Peripherals 11.3%
Apple, Inc.(a)	299,666	183,024,006
EMC Corp.(a)	2,427,510	63,625,037
NCR Corp.(a)	1,590,300	37,085,796
Total		283,734,839

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 6.8%
eBay, Inc.(a)	1,422,600	63,021,180
Google, Inc., Class A(a)	144,455	91,435,681
LinkedIn Corp., Class A(a)(b)	158,900	16,311,085
Total		170,767,946
IT Services 5.5%
Accenture PLC, Class A	561,100	33,834,330
Alliance Data Systems Corp.(a)(b)	219,800	28,574,000
Mastercard, Inc., Class A	97,400	42,521,918
Teradata Corp.(a)(b)	514,640	34,799,957
Total		139,730,205
Semiconductors & Semiconductor Equipment 1.2%
Avago Technologies Ltd.	451,100	16,690,700
Lam Research Corp.(a)	2	69
Skyworks Solutions, Inc.(a)	466,600	13,498,738
Total		30,189,507
Software 3.7%
Check Point Software Technologies Ltd.(a)(b)	349,200	16,960,644
Citrix Systems, Inc.(a)	534,093	38,817,879
Microsoft Corp.	1,233,200	36,342,404
Total		92,120,927
Total Information Technology		794,603,671
Materials 4.5%
Chemicals 4.5%
Agrium, Inc.	235,800	22,391,568
LyondellBasell Industries NV, Class A	635,800	28,312,174
Monsanto Co.	392,100	33,571,602
PPG Industries, Inc.	275,300	30,134,338
Total		114,409,682
Total Materials		114,409,682
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.5%
Verizon Communications, Inc.(b)	834,800	37,682,872
Total Telecommunication Services		37,682,872
Total Common Stocks (Cost: $2,017,235,266)		2,424,503,744

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2012

Convertible Preferred Stocks 1.4%

Issuer	Shares	Value ($)
Industrials 1.4%
Aerospace & Defense 1.4%
United Technologies Corp., 7.50%(b)	639,300	33,723,075
Total Industrials		33,723,075
Total Convertible Preferred Stocks (Cost: $33,519,240)		33,723,075
Money Market Funds 1.8%
Columbia Short-Term Cash Fund, 0.153%(d)(e)	45,679,584	45,679,584
Total Money Market Funds (Cost: $45,679,584)		45,679,584

Investments of Cash Collateral Received for Securities on Loan 17.9%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 3.8%
Atlantis One 09/10/12	0.592%	9,970,500	9,970,500
10/11/12	0.541%	4,986,275	4,986,275
Barton Capital Corporation 08/06/12	0.250%	4,999,757	4,999,757
Cancara Asset Securitisation LLC 08/01/12	0.260%	9,998,050	9,998,050
Gotham Funding Corp. 09/12/12	0.240%	4,998,200	4,998,200
Kells Funding LLC 08/01/12	0.380%	3,998,860	3,998,860
08/28/12	0.420%	6,993,058	6,993,058
10/17/12	0.451%	9,986,625	9,986,625
Scaldis Capital LLC 08/13/12	0.440%	14,994,133	14,994,133
Sheffield Receivable Corp. 10/09/12	0.320%	14,989,067	14,989,067
Surrey Funding Corp. 08/02/12	0.300%	4,996,167	4,996,167
Working Capital Management Co., L.P. 08/20/12	0.230%	4,999,233	4,999,233
Total			95,909,925

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Certificates of Deposit 8.5%
ABM AMRO Bank N.V. 09/21/12	0.560%	3,994,284	3,994,284
Barclays Bank PLC 10/26/12	0.310%	10,000,000	10,000,000
Credit Suisse 11/08/12	0.406%	5,000,000	5,000,000
DZ Bank AG 09/07/12	0.330%	5,000,000	5,000,000
10/29/12	0.380%	5,000,000	5,000,000
Deutsche Bank AG 10/09/12	0.750%	10,000,000	10,000,000
Development Bank of Singapore Ltd. 08/20/12	0.250%	10,000,000	10,000,000
DnB NOR ASA 09/14/12	0.530%	5,000,000	5,000,000
Mizuho Corporate Bank Ltd. 10/25/12	0.340%	10,000,000	10,000,000
N.V. Bank Nederlandse Gemeenten 08/20/12	0.260%	5,000,000	5,000,000
National Australia Bank 08/16/12	0.349%	7,000,000	7,000,000
National Bank of Canada 11/09/12	0.306%	5,000,000	5,000,000
Nordea Bank AB 08/23/12	0.250%	5,001,448	5,001,448
08/23/12	0.290%	5,000,000	5,000,000
Norinchukin Bank 08/22/12	0.390%	2,000,000	2,000,000
10/31/12	0.560%	8,000,000	8,000,000
11/09/12	0.526%	5,000,000	5,000,000
Pohjola Bank PLC 08/20/12	0.390%	10,000,000	10,000,000
08/21/12	0.380%	15,000,000	15,000,000
Rabobank 09/17/12	0.310%	10,021,008	10,021,008
10/26/12	0.515%	10,000,000	10,000,000
Skandinaviska Enskilda Banken 10/31/12	0.350%	10,000,000	10,000,000
Standard Chartered Bank PLC 10/05/12	0.315%	10,000,121	10,000,121
10/05/12	0.630%	4,984,038	4,984,038
Sumitomo Mitsui Banking Corp. 09/05/12	0.350%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Sumitomo Trust & Banking Co., Ltd. 08/29/12	0.350%	10,000,000	10,000,000
09/17/12	0.470%	5,000,000	5,000,000
Svenska Handelsbanken 08/30/12	0.580%	3,000,000	3,000,000
09/13/12	0.490%	5,000,000	5,000,000
Union Bank of Switzerland 10/23/12	0.330%	10,000,000	10,000,000
Total			214,000,899
Commercial Paper 4.0%
Bank of New Zealand 11/02/12	0.366%	7,000,000	7,000,000
Caisse d'Amortissement de la Dette Sociale 09/19/12	0.300%	9,992,250	9,992,250
Caisse des Depots 08/31/12	0.360%	4,995,400	4,995,400
Credit Suisse 09/10/12	0.340%	9,991,500	9,991,500
DnB NOR 08/30/12	0.495%	5,000,000	5,000,000
Erste Abwicklungsanstalt 08/23/12	0.390%	4,994,963	4,994,963
08/28/12	0.390%	4,994,800	4,994,800
Macquarie Bank Ltd. 10/19/12	0.987%	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. 09/04/12	0.441%	4,992,483	4,992,483
PB Capital Corp. 09/05/12	0.761%	3,994,849	3,994,849
Suncorp Metway Ltd. 08/07/12	0.460%	4,995,975	4,995,975
08/13/12	0.450%	4,996,125	4,996,125
09/25/12	0.450%	9,992,000	9,992,000
The Commonwealth Bank of Australia 08/16/12	0.309%	7,000,000	7,000,000
Westpac Securities NZ Ltd. 08/27/12	0.491%	6,984,279	6,984,279
Total			99,924,624
Repurchase Agreements 1.6%
Credit Suisse Securities (USA) LLC dated 07/31/12, matures 08/01/12, repurchase price $9,259,662(f)	0.160%	9,259,621	9,259,621

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Mizuho Securities USA, Inc. dated 07/31/12, matures 08/01/12, repurchase price $5,000,029(f)	0.210%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 07/31/12, matures 08/01/12, repurchase price $25,000,139(f)	0.200%	25,000,000	25,000,000
Total			39,259,621
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $449,095,069)			449,095,069
Total Investments (Cost: $2,545,529,159)			2,953,001,472
Other Assets & Liabilities, Net			(438,797,508)
Net Assets			2,514,203,964

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At July 31, 2012, security was partially or fully on loan.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $33, representing 0.00% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Kinder Morgan Management LLC	12/18/02 - 01/18/05	10

(d)  The rate shown is the seven-day current annualized yield at July 31, 2012.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	38,047,332	696,168,846	(688,536,594)	—	45,679,584	67,056	45,679,584

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.160%)
Fannie Mae Interest Strip	3,923,519
Federal Home Loan Mortgage Corp	2,507,531
Freddie Mac Coupon Strips	1,751,006
Freddie Mac Strips	1,262,768
Total Market Value of Collateral Securities	9,444,824
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.210%)
Fannie Mae Pool	2,307,935
Freddie Mac Gold Pool	33,071
Freddie Mac Non Gold Pool	218,874
Freddie Mac REMICS	399,298
Ginnie Mae I Pool	124,707
Ginnie Mae II Pool	2,016,115
Total Market Value of Collateral Securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.200%)
Fannie Mae Pool	3,814,410
Fannie Mae REMICS	7,940,959
Federal National Mortgage Association	865,126
Freddie Mac Gold Pool	280,232
Freddie Mac Non Gold Pool	801,370
Freddie Mac REMICS	5,665,900
Government National Mortgage Association	6,132,145
Total Market Value of Collateral Securities	25,500,142

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	376,019,592	—	—	376,019,592
Consumer Staples	255,653,454	—	—	255,653,454
Energy	127,179,483	33	—	127,179,516
Financials	116,896,693	—	—	116,896,693
Health Care	395,191,871	—	—	395,191,871
Industrials	206,866,393	—	—	206,866,393
Information Technology	794,603,671	—	—	794,603,671
Materials	114,409,682	—	—	114,409,682
Telecommunication Services	37,682,872	—	—	37,682,872
Convertible Preferred Stocks
Industrials	33,723,075	—	—	33,723,075
Total Equity Securities	2,458,226,786	33	—	2,458,226,819
Other
Money Market Funds	45,679,584	—	—	45,679,584
Investments of Cash Collateral Received for Securities on Loan	—	449,095,069	—	449,095,069
Total Other	45,679,584	449,095,069	—	494,774,653
Total	2,503,906,370	449,095,102	—	2,953,001,472

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities

July 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,050,754,506)	$2,458,226,819
Affiliated issuers (identified cost $45,679,584)	45,679,584
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $409,835,448)	409,835,448
Repurchase agreements (identified cost $39,259,621)	39,259,621
Total investments (identified cost $2,545,529,159)	2,953,001,472
Foreign currency (identified cost $48,263)	48,641
Receivable for:
Investments sold	16,065,861
Capital shares sold	799,655
Dividends	1,195,983
Interest	87,703
Reclaims	45,908
Prepaid expenses	21,297
Trustees' deferred compensation plan	184,029
Other assets	44,481
Total assets	2,971,495,030
Liabilities
Due upon return of securities on loan	449,095,069
Payable for:
Investments purchased	4,455,591
Capital shares purchased	2,908,959
Investment management fees	43,327
Distribution and service fees	12,583
Transfer agent fees	273,707
Administration fees	3,664
Plan administration fees	30
Compensation of board members	48,083
Chief compliance officer expenses	199
Other expenses	265,825
Trustees' deferred compensation plan	184,029
Total liabilities	457,291,066
Net assets applicable to outstanding capital stock	$2,514,203,964
Represented by
Paid-in capital	$2,467,117,268
Excess of distributions over net investment income	(230,946)
Accumulated net realized loss	(360,154,688)
Unrealized appreciation (depreciation) on:
Investments	407,472,313
Foreign currency translations	17
Total — representing net assets applicable to outstanding capital stock	$2,514,203,964
*Value of securities on loan	$437,292,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A
Net assets	$1,316,211,134
Shares outstanding	51,305,401
Net asset value per share	$25.65
Maximum offering price per share(a)	$27.21
Class B
Net assets	$39,046,382
Shares outstanding	1,674,298
Net asset value per share	$23.32
Class C
Net assets	$39,541,969
Shares outstanding	1,694,396
Net asset value per share	$23.34
Class E
Net assets	$13,437,057
Shares outstanding	524,713
Net asset value per share	$25.61
Maximum offering price per share(b)	$26.82
Class F
Net assets	$655,018
Shares outstanding	28,092
Net asset value per share	$23.32
Class I
Net assets	$203,848,015
Shares outstanding	7,754,834
Net asset value per share	$26.29
Class R
Net assets	$726,368
Shares outstanding	28,362
Net asset value per share	$25.61
Class R4
Net assets	$4,270,237
Shares outstanding	162,756
Net asset value per share	$26.24
Class R5
Net assets	$496,562
Shares outstanding	18,896
Net asset value per share	$26.28
Class T
Net assets	$146,207,331
Shares outstanding	5,736,150
Net asset value per share	$25.49
Maximum offering price per share(a)	$27.05
Class W
Net assets	$3,105
Shares outstanding	121
Net asset value per share	$25.66
Class Y
Net assets	$14,445,935
Shares outstanding	549,472
Net asset value per share	$26.29
Class Z
Net assets	$735,314,851
Shares outstanding	27,981,977
Net asset value per share	$26.28

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.50%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Large Cap Growth Fund

Statement of Operations

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$25,701,917	$23,208,118
Interest	—	3,811
Dividends from affiliates	67,056	24,745
Income from securities lending — net	1,258,033	277,019
Foreign taxes withheld	(245,351)	—
Total income	26,781,655	23,513,693
Expenses:
Investment management fees	13,345,526	12,427,666
Distribution fees
Class B	316,979	313,139
Class C	249,172	224,218
Class E	11,030	14,014
Class F	3,726	3,945
Class R	5,164	5,414
Service fees
Class A	2,711,869	1,875,799
Class B	105,660	104,378
Class C	83,057	74,740
Class E	27,576	35,041
Class F	1,242	1,315
Class W	6	6
Shareholder service fee — Class T	361,400	462,721
Transfer agent fees
Class A	2,100,216	1,522,592
Class B	81,831	86,199
Class C	65,171	57,191
Class E	21,510	24,919
Class F	914	940
Class R	1,928	2,279
Class R4	1,774	63
Class R5	25	1
Class T	235,458	272,975
Class W	6	5
Class Y	—	536
Class Z	1,198,553	1,504,180
Administration fees	1,128,959	1,099,242
Plan administration fees
Class R4	62,339	61,658
Compensation of board members	95,654	59,272
Pricing and bookkeeping fees	—	68,328
Custodian fees	30,109	48,709
Printing and postage fees	355,998	408,797
Registration fees	151,185	137,007
Professional fees	126,791	109,406
Interest expense	—	2,665
Chief compliance officer expenses	1,393	2,253
Other	116,837	75,211
Total expenses	22,999,058	21,086,824
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(1)
Expense reductions	(91,537)	(130,442)
Total net expenses	22,907,521	20,956,381
Net investment income	3,874,134	2,557,312

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Large Cap Growth Fund

Statement of Operations (continued)

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$189,952,014	$257,131,777
Foreign currency translations	1,962	—
Options contracts written	37,431	—
Net realized gain	189,991,407	257,131,777
Net change in unrealized appreciation (depreciation) on:
Investments	344,614,703	(470,476,967)
Foreign currency translations	(8,004)	8,021
Net change in unrealized appreciation (depreciation)	344,606,699	(470,468,946)
Net realized and unrealized gain (loss)	534,598,106	(213,337,169)
Net change in net assets resulting from operations	$538,472,240	$(210,779,857)

(a) For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended September 30, 2011(b)	Year Ended September 30, 2010(c)
Operations
Net investment income	$3,874,134	$2,557,312	$4,483,519
Net realized gain	189,991,407	257,131,777	132,553,843
Net change in unrealized appreciation (depreciation)	344,606,699	(470,468,946)	(6,602,770)
Net increase (decrease) in net assets resulting from operations	538,472,240	(210,779,857)	130,434,592
Distributions to shareholders
Net investment income
Class A	(1,496,905)	(311,186)	(706,752)
Class E	—	(14,099)	(52,446)
Class I	(1,331,613)	(877,728)	—
Class R4	(143,866)	—	—
Class R5	(2,411)	—	—
Class T	—	(228,135)	(644,779)
Class W	(3)	(5)	—
Class Y	(86,293)	(122,643)	(144,925)
Class Z	(1,853,696)	(3,736,650)	(6,417,493)
Total distributions to shareholders	(4,914,787)	(5,290,446)	(7,966,395)
Increase (decrease) in net assets from share transactions	(463,576,461)	1,440,730,125	(207,285,552)
Proceeds from regulatory settlements (Note6)	342,877	—	24,162
Total increase (decrease) in net assets	70,323,869	1,224,659,822	(84,793,193)
Net assets at beginning of year	2,443,880,095	1,219,220,273	1,304,013,466
Net assets at end of year	$2,514,203,964	$2,443,880,095	$1,219,220,273
Undistributed (excess of distributions over) net investment income	$(230,946)	$208,880	$2,996,957

(a) For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b) Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c) Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year ended July 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	1,943,514	47,653,784	2,313,786	55,673,483	805,686	16,024,417
Fund merger	—	—	53,028,074	1,311,851,037	—	—
Distributions reinvested	60,171	1,385,141	11,737	267,376	32,869	640,942
Redemptions	(7,687,336)	(186,039,214)	(5,558,459)	(131,794,423)	(1,414,921)	(27,969,499)
Net increase (decrease)	(5,683,651)	(137,000,289)	49,795,138	1,235,997,473	(576,366)	(11,304,140)
Class B shares
Subscriptions	29,835	660,289	40,478	891,252	20,276	375,246
Fund merger	—	—	3,263,755	73,976,373	—	—
Redemptions(d)	(943,911)	(21,142,995)	(1,481,641)	(32,997,626)	(696,983)	(12,816,473)
Net increase (decrease)	(914,076)	(20,482,706)	1,822,592	41,869,999	(676,707)	(12,441,227)
Class C shares
Subscriptions	225,432	4,931,317	123,630	2,680,451	59,499	1,084,006
Fund merger	—	—	1,277,699	28,980,204	—	—
Redemptions	(465,444)	(10,087,759)	(309,429)	(6,672,856)	(215,573)	(3,928,733)
Net increase (decrease)	(240,012)	(5,156,442)	1,091,900	24,987,799	(156,074)	(2,844,727)
Class E shares
Subscriptions	631	14,828	939	22,476	932	18,418
Distributions reinvested	—	—	619	14,084	2,687	52,351
Redemptions	(42,545)	(1,024,302)	(56,363)	(1,310,393)	(83,767)	(1,658,131)
Net decrease	(41,914)	(1,009,474)	(54,805)	(1,273,833)	(80,148)	(1,587,362)
Class F shares
Subscriptions	2,660	60,100	3,005	65,250	6,919	120,000
Redemptions	—	—	—	—	(1,365)	(25,254)
Net increase	2,660	60,100	3,005	65,250	5,554	94,746
Class I shares
Subscriptions	251,689	6,255,459	10,666,365	242,247,523	118	2,500
Fund merger	—	—	10,806,161	273,675,545	—	—
Distributions reinvested	56,613	1,331,541	37,702	877,713	—	—
Redemptions	(5,633,011)	(134,702,134)	(8,430,803)	(203,045,301)	—	—
Net increase (decrease)	(5,324,709)	(127,115,134)	13,079,425	313,755,480	118	2,500
Class R shares
Subscriptions	7,719	184,854	13,585	323,017	121	2,500
Fund merger	—	—	99,267	2,457,836	—	—
Redemptions	(75,428)	(1,782,086)	(16,902)	(411,371)	—	—
Net increase (decrease)	(67,709)	(1,597,232)	95,950	2,369,482	121	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year ended July 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	252,102	6,114,814	255,555	6,101,704	—	—
Fund merger	—	—	2,096,295	52,967,855	—	—
Distributions reinvested	6,112	143,821	—	—	—	—
Redemptions	(2,284,808)	(60,118,917)	(162,500)	(3,959,051)	—	—
Net increase (decrease)	(2,026,594)	(53,860,282)	2,189,350	55,110,508	—	—
Class R5 shares
Subscriptions	—	—	101	2,502	—	—
Fund merger	—	—	18,952	479,425	—	—
Distributions reinvested	5	127	—	—	—	—
Redemptions	(162)	(3,924)	—	—	—	—
Net increase (decrease)	(157)	(3,797)	19,053	481,927	—	—
Class T shares
Subscriptions	34,752	831,365	64,181	1,505,541	82,332	1,626,732
Distributions reinvested	—	—	7,267	164,449	32,478	629,102
Redemptions	(585,160)	(14,067,972)	(800,963)	(18,656,781)	(878,814)	(17,268,207)
Net decrease	(550,408)	(13,236,607)	(729,515)	(16,986,791)	(764,004)	(15,012,373)
Class W shares
Subscriptions	—	—	7	149	121	2,500
Redemptions	—	—	(7)	(153)	—	—
Net increase	—	—	—	(4)	121	2,500
Class Y shares
Subscriptions	9,284	235,993	6,003	131,059	241,185	4,654,648
Distributions reinvested	3	73	3	71	5	97
Redemptions	(176,477)	(4,397,670)	(343,024)	(8,075,378)	(56,363)	(1,164,873)
Net increase (decrease)	(167,190)	(4,161,604)	(337,018)	(7,944,248)	184,827	3,489,872
Class Z shares
Subscriptions	1,292,265	31,910,875	1,562,376	37,620,290	3,131,342	62,888,945
Distributions reinvested	47,428	1,116,457	92,637	2,156,590	184,404	3,673,328
Redemptions	(5,406,923)	(133,040,326)	(10,365,849)	(247,479,797)	(11,558,386)	(234,250,114)
Net decrease	(4,067,230)	(100,012,994)	(8,710,836)	(207,702,917)	(8,242,640)	(167,687,841)
Total net increase (decrease)	(19,080,990)	(463,576,461)	58,264,239	1,440,730,125	(10,305,198)	(207,285,552)

(a) For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b) Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c) Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,		Year Ended September 30,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$20.84		$20.64		$18.77		$19.57		$26.76		$22.27
Income from investment operations:
Net investment income (loss)	0.02		(0.01)		0.04		0.07		0.01		0.02
Net realized and unrealized gain (loss)	4.82		0.25	(b)	1.92		(0.86)		(5.40)		4.87
Total from investment operations	4.84		0.24		1.96		(0.79)		(5.39)		4.89
Less distributions to shareholders:
Net investment income	(0.03)		(0.04)		(0.09)		(0.02)		—		(0.03)
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	(0.03)		(0.04)		(0.09)		(0.02)		(1.81)		(0.40)
Proceeds from regulatory settlements	0.00	(c)	—		0.00	(c)	0.01		0.01		—
Net asset value, end of period	$25.65		$20.84		$20.64		$18.77		$19.57		$26.76
Total return	23.22%		1.16%		10.48%		(3.97%)		(21.73%)		22.19%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.16	%(e)	1.15	%(f)	1.10	%(f)	1.13	%(f)	1.03%		1.00	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.16	%(e)(h)	1.14	%(f)(i)	1.10	%(f)(h)	1.13	%(f)(h)	1.02	%(i)	1.00	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.16	%(e)	1.15%		1.10%		1.13%		1.03%		1.00%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.16	%(e)(h)	1.14	%(i)	1.10	%(h)	1.13	%(h)	1.02	%(i)	1.00	%(h)
Net investment income (loss)	0.10	%(e)(h)	(0.06	%)(i)	0.19	%(h)	0.43	%(h)	0.01	%(i)	0.07	%(h)
Supplemental data
Net assets, end of period (in thousands)	$1,316,211		$1,187,715		$148,455		$145,825		$156,585		$167,408
Portfolio turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$19.04		$18.97		$17.30		$18.15		$25.12		$21.05
Income from investment operations:
Net investment loss	(0.12)		(0.18)		(0.10)		(0.04)		(0.17)		(0.16)
Net realized and unrealized gain (loss)	4.40		0.25	(b)	1.77		(0.82)		(5.00)		4.60
Total from investment operations	4.28		0.07		1.67		(0.86)		(5.17)		4.44
Less distributions to shareholders:
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	—		—		—		—		(1.81)		(0.37)
Proceeds from regulatory settlements	0.00	(c)	—		0.00	(c)	0.01		0.01		—
Net asset value, end of period	$23.32		$19.04		$18.97		$17.30		$18.15		$25.12
Total return	22.48%		0.37%		9.65%		(4.68%)		(22.31%)		21.31%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.91	%(e)	1.90	%(f)	1.85	%(f)	1.88	%(f)	1.78%		1.75	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.91	%(e)(h)	1.89	%(f)(i)	1.85	%(f)(h)	1.88	%(f)(h)	1.77	%(i)	1.75	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.91	%(e)	1.90%		1.85%		1.88%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.91	%(e)(h)	1.89	%(i)	1.85	%(h)	1.88	%(h)	1.77	%(i)	1.75	%(h)
Net investment loss	(0.64	%)(e)(h)	(0.82	%)(i)	(0.56	%)(h)	(0.30	%)(h)	(0.77	%)(i)	(0.69	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$39,046		$49,290		$14,527		$24,951		$58,609		$168,284
Portfolio turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$19.06		$18.98		$17.31		$18.16		$25.14		$21.06
Income from investment operations:
Net investment loss	(0.12)		(0.17)		(0.10)		(0.05)		(0.16)		(0.16)
Net realized and unrealized gain (loss)	4.40		0.25	(b)	1.77		(0.81)		(5.02)		4.61
Total from investment operations	4.28		0.08		1.67		(0.86)		(5.18)		4.45
Less distributions to shareholders:
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	—		—		—		—		(1.81)		(0.37)
Proceeds from regulatory settlements	0.00	(c)	—		0.00	(c)	0.01		0.01		—
Net asset value, end of period	$23.34		$19.06		$18.98		$17.31		$18.16		$25.14
Total return	22.46%		0.42%		9.65%		(4.68%)		(22.33%)		21.34%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.91	%(e)	1.88	%(f)	1.85	%(f)	1.88	%(f)	1.78%		1.75	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.91	%(e)(h)	1.87	%(f)(i)	1.85	%(f)(h)	1.88	%(f)(h)	1.77	%(i)	1.75	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.91	%(e)	1.88%		1.85%		1.88%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.91	%(e)(h)	1.87	%(i)	1.85	%(h)	1.88	%(h)	1.77	%(i)	1.75	%(h)
Net investment loss	(0.65	%)(e)(h)	(0.77	%)(i)	(0.55	%)(h)	(0.33	%)(h)	(0.75	%)(i)	(0.68	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$39,542		$36,860		$15,990		$17,283		$21,208		$31,834
Portfolio turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class E	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$20.80		$20.60		$18.73		$19.53		$26.74		$22.27
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.02)		0.02		0.05		(0.02)		(0.01)
Net realized and unrealized gain (loss)	4.81		0.24	(c)	1.93		(0.86)		(5.39)		4.87
Total from investment operations	4.81		0.22		1.95		(0.81)		(5.41)		4.86
Less distributions to shareholders:
Net investment income	—		(0.02)		(0.08)		(0.00	)(b)	—		(0.02)
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	—		(0.02)		(0.08)		(0.00	)(b)	(1.81)		(0.39)
Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	0.01		0.01		—
Net asset value, end of period	$25.61		$20.80		$20.60		$18.73		$19.53		$26.74
Total return	23.13%		1.07%		10.41%		(4.09%)		(21.82%)		22.07%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26	%(e)	1.20	%(f)	1.20	%(f)	1.23	%(f)	1.13%		1.10	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.26	%(e)(h)	1.19	%(f)(i)	1.20	%(f)(h)	1.23	%(f)(h)	1.12	%(i)	1.10	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26	%(e)	1.20%		1.20%		1.23%		1.13%		1.10%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.26	%(e)(h)	1.19	%(i)	1.20	%(h)	1.23	%(h)	1.12	%(i)	1.10	%(h)
Net investment income (loss)	(0.00	%)(e)(h)(j)	(0.08	%)(i)	0.10	%(h)	0.33	%(h)	(0.09	%)(i)	(0.03	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$13,437		$11,784		$12,800		$13,144		$14,782		$18,185
Portfolio Turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to less than $0.01.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class F	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$19.04		$18.96		$17.29		$18.14		$25.11		$21.05
Income from investment operations:
Net investment loss	(0.12)		(0.16)		(0.10)		(0.05)		(0.18)		(0.16)
Net realized and unrealized gain (loss)	4.40		0.24	(b)	1.77		(0.81)		(4.99)		4.59
Total from investment operations	4.28		0.08		1.67		(0.86)		(5.17)		4.43
Less distributions to shareholders:
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	—		—		—		—		(1.81)		(0.37)
Proceeds from regulatory settlements	0.00	(c)	—		0.00	(c)	0.01		0.01		—
Net asset value, end of period	$23.32		$19.04		$18.96		$17.29		$18.14		$25.11
Total return	22.48%		0.42%		9.66%		(4.69%)		(22.31%)		21.26%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.91	%(e)	1.85	%(f)	1.85	%(f)	1.88	%(f)	1.78%		1.75	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.91	%(e)(h)	1.84	%(f)(i)	1.85	%(f)(h)	1.88	%(f)(h)	1.77	%(i)	1.75	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.91	%(e)	1.85%		1.85%		1.88%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.91	%(e)(h)	1.84	%(i)	1.85	%(h)	1.88	%(h)	1.77	%(i)	1.75	%(h)
Net investment loss	(0.65	%)(e)(h)	(0.73	%)(i)	(0.55	%)(h)	(0.32	%)(h)	(0.80	%)(i)	(0.70	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$655		$484		$425		$292		$380		$2,915
Portfolio turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class I	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$21.37		$21.14		$21.18
Income from investment operations:
Net investment income	0.11		0.11		0.00	(c)
Net realized and unrealized gain (loss)	4.94		0.24	(d)	(0.04)
Total from investment operations	5.05		0.35		(0.04)
Less distributions to shareholders:
Net investment income	(0.13)		(0.12)		—
Total distributions to shareholders	(0.13)		(0.12)		—
Proceeds from regulatory settlements	0.00	(c)	—		—
Net asset value, end of period	$26.29		$21.37		$21.14
Total return	23.71%		1.61%		(0.19%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.72	%(f)	0.68	%(g)	0.60	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	0.72	%(f)	0.68	%(g)(i)	0.60	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.72	%(f)	0.68%		0.60	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	0.72	%(f)	0.68	%(i)	0.60	%(f)(i)
Net investment income	0.54	%(f)	0.46	%(i)	1.89	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$203,848		$279,510		$2
Portfolio turnover	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class R	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$20.83		$20.64		$20.68
Income from investment operations:
Net investment income (loss)	(0.01)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	4.79		0.26	(d)	(0.04)
Total from investment operations	4.78		0.19		(0.04)
Proceeds from regulatory settlements	0.00	(c)	—		—
Net asset value, end of period	$25.61		$20.83		$20.64
Total return	22.95%		0.92%		(0.19%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.40	%(f)	1.41	%(g)	1.21	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.40	%(f)(i)	1.40	%(g)(j)	1.21	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.40	%(f)	1.41%		1.21	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.40	%(f)(i)	1.40	%(j)	1.21	%(f)(i)
Net investment income (loss)	(0.07	%)(f)(i)	(0.32	%)(j)	1.28	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$726		$2,002		$2
Portfolio turnover	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Large Cap Growth Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2012(a)		Year Ended September 30, 2011(b)
Per share data
Net asset value, beginning of period	$21.33		$24.86
Income from investment operations:
Net investment income	0.08		0.02
Net realized and unrealized gain (loss)	4.90		(3.55)
Total from investment operations	4.98		(3.53)
Less distributions to shareholders:
Net investment income	(0.07)		—
Total distributions to shareholders	(0.07)		—
Proceeds from regulatory settlements	0.00	(c)	—
Net asset value, end of period	$26.24		$21.33
Total return	23.38%		(14.20%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(e)	0.95	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.97	%(e)	0.95	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97	%(e)	0.95	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.97	%(e)	0.95	%(e)(h)
Net investment income	0.40	%(e)	0.12	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$4,270		$46,696
Portfolio turnover	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia Large Cap Growth Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2012(a)		Year Ended September 30, 2011(b)
Per share data
Net asset value, beginning of period	$21.36		$24.86
Income from investment operations:
Net investment income	0.11		0.05
Net realized and unrealized gain (loss)	4.94		(3.55)
Total from investment operations	5.05		(3.50)
Less distributions to shareholders:
Net investment income	(0.13)		—
Total distributions to shareholders	(0.13)		—
Proceeds from regulatory settlements	0.00	(c)	—
Net asset value, end of period	$26.28		$21.36
Total return	23.70%		(14.08%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.73	%(e)	0.70	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.73	%(e)	0.70	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.73	%(e)	0.70	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.73	%(e)	0.70	%(e)(h)
Net investment income	0.53	%(e)	0.37	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$497		$407
Portfolio turnover	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class T	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$20.69		$20.49		$18.64		$19.42		$26.58		$22.13
Income from investment operations:
Net investment income	0.01		(0.01)		0.03		0.06		(0.01)		0.01
Net realized and unrealized gain (loss)	4.79		0.24	(b)	1.90		(0.85)		(5.35)		4.84
Total from investment operations	4.80		0.23		1.93		(0.79)		(5.36)		4.85
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.08)		—		—		(0.03)
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	—		(0.03)		(0.08)		—		(1.81)		(0.40)
Proceeds from regulatory settlements	0.00	(c)	—		0.00	(c)	0.01		0.01		—
Net asset value, end of period	$25.49		$20.69		$20.49		$18.64		$19.42		$26.58
Total return	23.20%		1.12%		10.40%		(4.02%)		(21.76%)		22.14%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.21	%(e)	1.15	%(f)	1.15	%(f)	1.18	%(f)	1.08%		1.05	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.21	%(e)(h)	1.14	%(f)(i)	1.15	%(f)(h)	1.18	%(f)(h)	1.07	%(i)	1.05	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.21	%(e)	1.15%		1.15%		1.18%		1.08%		1.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.21	%(e)(h)	1.14	%(i)	1.15	%(h)	1.18	%(h)	1.07	%(i)	1.05	%(h)
Net investment income	0.05	%(e)(h)	(0.03	%)(i)	0.15	%(h)	0.38	%(h)	(0.05	%)(i)	0.02	%(h)
Supplemental data
Net assets, end of period (in thousands)	$146,207		$130,081		$143,784		$145,011		$169,295		$244,901
Portfolio turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
30

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class W	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$20.85		$20.64		$20.68
Income from investment operations:
Net investment income	0.01		0.02		0.00	(c)
Net realized and unrealized gain (loss)	4.82		0.23	(d)	(0.04)
Total from investment operations	4.83		0.25		(0.04)
Less distributions to shareholders:
Net investment income	(0.02)		(0.04)		—
Total distributions to shareholders	(0.02)		(0.04)		—
Proceeds from regulatory settlements	0.00	(c)	—		—
Net asset value, end of period	$25.66		$20.85		$20.64
Total return	23.19%		1.21%		(0.19%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19	%(f)	1.05	%(g)	0.96	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.19	%(f)(i)	1.04	%(g)(j)	0.96	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19	%(f)	1.05%		0.96	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.19	%(f)(i)	1.04	%(j)	0.96	%(f)(i)
Net investment income	0.07	%(f)(i)	0.07	%(j)	1.52	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$2
Portfolio turnover	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
31

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended
	July 31,		Year Ended September 30,
Class Y	2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$21.36		$21.14		$19.20		$17.02
Income from investment operations
Net investment income	0.11		0.11		0.13		0.03
Net realized and unrealized gain	4.94		0.23	(c)	1.97		2.15
Total from investment operations	5.05		0.34		2.10		2.18
Less distributions to shareholders:
Net investment income	(0.12)		(0.12)		(0.16)		—
Total distributions to shareholders	(0.12)		(0.12)		(0.16)		—
Proceeds from regulatory settlements	0.00	(d)	—		0.00	(d)	—
Net asset value, end of period	$26.29		$21.36		$21.14		$19.20
Total return	23.72%		1.56%		11.01%		12.81%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.72	%(f)	0.67	%(g)	0.64	%(g)	0.63	%(f)(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	0.72	%(f)	0.67	%(g)(i)	0.64	%(g)(i)	0.63	%(f)(g)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.72	%(f)	0.67%		0.64%		0.63	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	0.72	%(f)	0.67	%(i)	0.64	%(i)	0.63	%(f)(i)
Net investment income	0.55	%(f)	0.48	%(i)	0.66	%(i)	0.78	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$14,446		$15,311		$22,272		$16,686
Portfolio turnover	80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from July 15, 2009 (commencement of operations) to September 30, 2009.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
32

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$21.33		$21.12		$19.20		$20.02		$27.32		$22.68
Income from investment operations:
Net investment income	0.07		0.07		0.09		0.11		0.06		0.08
Net realized and unrealized gain (loss)	4.94		0.24	(b)	1.96		(0.88)		(5.51)		4.97
Total from investment operations	5.01		0.31		2.05		(0.77)		(5.45)		5.05
Less distributions to shareholders:
Net investment income	(0.06)		(0.10)		(0.13)		(0.06)		(0.05)		(0.04)
Net realized gains	—		—		—		—		(1.81)		(0.37)
Total distributions to shareholders	(0.06)		(0.10)		(0.13)		(0.06)		(1.86)		(0.41)
Proceeds from regulatory settlements	0.00	(c)	—		0.00	(c)	0.01		0.01		—
Net asset value, end of period	$26.28		$21.33		$21.12		$19.20		$20.02		$27.32
Total return	23.52%		1.41%		10.74%		(3.71%)		(21.55%)		22.53%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.91	%(e)	0.85	%(f)	0.85	%(f)	0.88	%(f)	0.78%		0.75	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.91	%(e)(h)	0.84	%(f)(i)	0.85	%(f)(h)	0.88	%(f)(h)	0.77	%(i)	0.75	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.91	%(e)	0.85%		0.85%		0.88%		0.78%		0.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.91	%(e)(h)	0.84	%(i)	0.85	%(h)	0.88	%(h)	0.77	%(i)	0.75	%(h)
Net investment income	0.35	%(e)(h)	0.28	%(i)	0.45	%(h)	0.67	%(h)	0.25	%(i)	0.32	%(h)
Supplemental data
Net assets, end of period (in thousands)	$735,315		$683,738		$860,959		$940,823		$979,353		$1,302,932
Portfolio turnover	80%		116%		122%		146%		164%		151%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
33

Columbia Large Cap Growth Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.

Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase. Class F shares are closed to new investors and new accounts.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts

Annual Report 2012
34

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various

Annual Report 2012
35

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. Contracts and premiums associated with options contracts written for the year ended July 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at September 30, 2011	—	—
Opened	320	37,431
Expired	(320)	(37,431)
Balance at July 31, 2012	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At July 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the period ended July 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity contracts	37,431

The following table is a summary of the volume of derivative instruments for the six months ended June 30, 2012:

Derivative Instrument	Contracts Opened
Options Contracts	(320)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives

Annual Report 2012
36

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2012
37

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to April 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.45% as the Fund's net assets increase. The annualized effective management fee rate for the period ended July 31, 2012, and for the year ended September 30, 2011, was 0.63% and 0.58%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to April 1, 2011, the administration fee was equal to the annual rate of 0.05% of the Fund's average daily net assets. The annualized effective administration fee rate for the period ended July 31, 2012, and for the year ended September 30, 2011, was 0.05% and 0.05%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American

Annual Report 2012
38

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended July 31, 2012, and for the year ended September 30, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended July 31, 2012		Year Ended September 30, 2011
Class A	0.19%		0.20%
Class B	0.19		0.21
Class C	0.20		0.19
Class E	0.20		0.18
Class F	0.18		0.18
Class R	0.19		0.21
Class R4	0.01		0.00	(a)
Class R5	0.01		0.00	(a)
Class T	0.20		0.18
Class W	0.23		0.18
Class Y	0.00	(a)	0.00	(a)
Class Z	0.20		0.18

(a) Round to less than 0.01%

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2012, the Fund's total potential future obligation over the life of the Guaranty is $268,231. The liability remaining at July 31, 2012 for non-recurring charges associated with the lease amounted to $137,357 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2012 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $44,481.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012, these minimum account balance fees reduced total expenses by $91,537. For the year ended September 30, 2011, no minimum account balance fees were charged to accounts.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Annual Report 2012
39

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The annualized effective shareholder services fee rate for the period ended July 31, 2012 and for the year ended September 30, 2012, was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $558,200 for Class A, $29,752 for Class B, $2,515 for Class C, $554 for Class E and $18,316 for Class T shares for the period ended July 31, 2012 and $389,500 for Class A, $32,947 for Class B, $1,778 for Class C, $833 for Class E and $16,016 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class E	1.35
Class F	2.00
Class I	0.85
Class R	1.50
Class R4	1.15
Class R5	0.90
Class T	1.30
Class W	1.25
Class Y	1.00
Class Z	1.00

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, excess distributions, expiring capital loss carryforwards, foreign currency transactions and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$600,827
Accumulated net realized loss	84,894,097
Paid-in capital	(85,494,924)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012	Year Ended September 30, 2011
Ordinary income	$4,914,787	$5,290,446

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	404,616,376

Annual Report 2012
40

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

At July 31, 2012, the cost of investments for federal income tax purposes was $2,548,385,096 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$443,147,846
Unrealized depreciation	(38,531,470)
Net unrealized appreciation	$404,616,376

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	269,836,779
2016	25,492,915
2018	61,969,057
Total	357,298,751

For the period ended July 31, 2012, $184,211,833 of capital loss carryforward was utilized. Due to limitations under the Internal Revenue Code $85,004,880 of capital loss carryforwards acquired from the prior year merger were permanently lost and expired as unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,014,540,814 and $2,497,020,962, respectively, for the period ended July 31, 2012.

Note 6. Regulatory Settlements

During the period ended July 31, 2012 and the year ended September 30, 2011 and 2010, the Fund received $342,877, — and $24,162, respectively, as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended July 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the

Annual Report 2012
41

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At July 31, 2012, securities valued at $437,292,423 were on loan, secured by cash collateral of $449,095,069 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through March 28, 2011, these credits reduced total expenses by $38.

Note 9. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the period ended July 31, 2012.

For the year ended September 30, 2011, the average daily loan balance outstanding on days when borrowing existed was $3,389,474 at a weighted average interest rate of 1.49%.

Note 11. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 11.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 12. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Growth Fund, Inc. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,370,709,312 and the combined net assets immediately after the acquisition were $3,115,097,587.

Annual Report 2012
42

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2012

The merger was accomplished by a tax-free exchange of 347,407,998 shares of Seligman Growth Fund, Inc. valued at $1,744,388,275 (including $317,686,293 of unrealized appreciation).

In exchange for Seligman Growth Fund, Inc. shares, the Fund issued the following number of shares:

Shares
Class A	53,028,074
Class B	3,263,755
Class C	1,277,699
Class I	10,806,161
Class R	99,267
Class R4	2,096,295
Class R5	18,952

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Growth Fund Inc.'s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Growth Fund Inc. that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010, the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended September 30, 2011 would have been approximately $(0.7) million, $384.0 million, $(289.3) million and $94.0 million, respectively.

Note 13. Significant Risks

Technology and Technology-related Investment Risk

At July 31, 2012, the Fund invested a significant portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
43

Columbia Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2012

Annual Report 2012
44

Columbia Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended July, 31, 2012 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended July, 31, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
45

Columbia Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
46

Columbia Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
47

Columbia Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
48

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Large Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
49

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the sixty-third, fifty-second and fifty-second percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
50

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
51

Columbia Large Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
52

Columbia Large Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
53

Columbia Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1716 D (9/12)

Annual Report

July 31, 2012

Columbia Oregon Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Oregon Intermediate Municipal Bond Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Oregon Intermediate Municipal Bond Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Trustees and Officers	33

Board Consideration and Approval of Advisory Agreement	36

Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Oregon Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Oregon Intermediate Municipal Bond Fund (the Fund) Class A shares returned 6.50% (excluding sales charges) for the 11-month period ended July 31, 2012.

>  During the period, the Fund's return was slightly lower than the 6.82% return of its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index.

>  An overweight in bonds rated AA1 was a slight drag on performance, as the category lagged overall index returns. A longer duration aided results as yields declined, and the Fund's non-rated bonds generated strong returns.

Average Annual Total Returns (%) (for period ended July 31, 2012)

	Inception	11 Months cumulative	1 Year	5 Years	10 Years
Class A*	11/01/02
Excluding sales charges		6.50	7.99	5.01	4.30
Including sales charges		3.03	4.52	4.31	3.80
Class B*	11/01/02
Excluding sales charges		5.77	7.18	4.23	3.52
Including sales charges		2.77	4.18	4.23	3.52
Class C*	10/13/03
Excluding sales charges		6.10	7.55	4.59	3.90
Including sales charges		5.10	6.55	4.59	3.90
Class Z	07/02/84	6.73	8.25	5.27	4.58
Barclays 3-15 Year Blend Municipal Bond Index		6.82	8.64	6.33	5.13

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. The 10-year Class A average annual returns with sales charge as of July 31, 2012 include the previous sales charge of 4.75%. Class A 11 months, 1-year and 5-year annual returns with sales charge as of July 31, 2012 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Oregon Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2002 – July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Oregon Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Oregon Intermediate Municipal Bond Fund has approved the change of the Fund's fiscal year end from August 31 to July 31. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

For the 11-month period that ended July 31, 2012, the Fund's Class A shares returned 6.50% without sales charge. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 6.82%. An overweight in bonds rated AA1 was a slight drag on performance, as the category lagged overall index returns. A longer duration aided returns as yields declined. Duration is a measure of interest rate sensitivity. The Fund's non-rated bonds also generated strong returns.

Slower economic growth provides a favorable environment for municipals

Throughout the 11-month period, Europe's debt problems and uncertainty about the strength of the U.S. economy weighed on the world's financial markets. Gross domestic product growth in the United States weakened over the period, expanding by 2.0% in the first quarter of 2012 and only 1.5% in the second quarter. Job growth picked up early in the year, slowed in the spring, then rebounded in July. Even though more than one million new jobs were added over the 11-month period, the spring setback raised questions anew about the sustainability of the current economic recovery. Manufacturing activity — the one consistent bright spot over the current economic cycle — weakened in June and July, as a key measure of manufacturing activity — the Institute of Supply Managers Purchasing Index — slipped below 50, the line between growth and contraction. However, the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against a backdrop of slower growth and rising uncertainty, investors sought the safety of the U.S. Treasury market, where the yield on the benchmark 10-year Treasury dropped approximately 125 basis points. (A basis point is one hundredth of a percent. Yields and bond prices move in opposite directions.) Municipal yields followed Treasury yields lower, and municipal bonds as an asset class generated strong performance. The yield on five-year AAA rated bonds fell 70 basis points, while 15-year yields fell 90 basis points. In general, longer maturity municipal bonds performed the best. The difference in yield between higher and lower quality bonds narrowed, resulting in better returns for bonds rated A and BBB versus higher quality bonds rated AA and AAA. Bonds with longer call structures also performed well.

Strong demand, solid supply in municipal market

Flows into municipal bond mutual funds were strong through most of the period, despite more downgrades than upgrades, and defaults in the national market were few — notably Stockton, San Bernardino and Mammoth Lakes in California. Municipal supply picked up in 2012, as many issuers refinanced older, currently-callable debt to take advantage of very low rates. Refinancing helped municipalities decrease their debt service cost, which was a credit positive, and also aided the process of balancing budgets. However, refinancing hurt bond holders by removing higher-yielding debt, which cannot be replaced in the current environment. Most bonds that were refinanced were issued prior to 2002, when rates were more typically in the 4% to 6% range.

Portfolio Management

Brian M. McGreevy

Quality Breakdown (%) (at July 31, 2012)
AAA rating	1.6
AA rating	64.5
A rating	21.6
BBB rating	7.0
Not rated	5.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012
4

Columbia Oregon Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Maturity positioning, call structure and credit quality aided Fund returns

The Fund's duration was slightly longer than the Barclays index over the period, which added to returns. An underweight in the two- to four-year maturity range helped offset the impact of the Fund's overweight in the very short end of the yield curve, which was a drag on performance. (The yield curve is a graphic depiction of Treasury yields, from short- to long-term.) Bonds with maturities of 10 years or more were approximately equal to index holdings and aided overall returns. An emphasis on bonds with calls in seven to nine years (versus two to five years) also aided results. When a bond is "called," bondholders are repaid. That can be a burden to the bondholder who then has to seek alternative investments, which yield far less in today's environment.

The Fund had more exposure than the index to bonds rated AA1 — mostly due to Oregon's qualified school bond program, which garners higher ratings than the individual localities would obtain on their own. These issues generated better returns than corresponding bonds in the index, but the rating category lagged overall index returns. Bonds rated A2 were the best performers for the Fund. They account for approximately 10% of the Fund's assets and generated returns of 10%+ for the period. Non-rated bonds also generated strong returns. Among sectors, the Fund's education and special tax bonds were the best performers. By contrast, local general obligation bonds were the weakest performers, generally because of their higher quality ratings. Higher quality bonds mostly underperformed lower quality for the period.

Portfolio changes reflect low yields and rising demand

Over the period, we decreased the Fund's cash holdings and sold shorter maturity or callable bonds with short call dates. We used the proceeds to purchase bonds that are mostly in the 10- to 17-year maturity range. We added to local general obligation bonds because the supply of new issues increased as localities built and improved school-system infrastructure. We also added water and sewer bonds as well as airport and transportation issues.

Looking ahead

The Oregon economy is recovering at a much slower pace than the rest of the Western region of the United States. State fiscal problems remain a threat. The state's revenue forecast has been lowered, forcing lawmakers to seek spending cuts in a budget that is already under pressure. However, there are signs that Oregon's economy could gain momentum in the year ahead. Hiring in the leisure/hospitality sector, as well as in technology, is expected to pick up. The housing market appears poised to turn the corner; and over the longer term, the state's energy resources, well-educated workforce and favorable migration trends should help the state become a solid performer once again. Against this backdrop, we believe the environment remains favorable for municipal bonds. Yields are low, demand is high and we expect an increase in supply to allow for better buying opportunities for the Fund. With the Federal Reserve committed to keep short-term interest rates at their current lows for an extended period of time, we do not expect significant changes in yields. However, the additional supply that is expected may generate the potential for higher returns from some sectors. We continue to rely on the large and experienced credit staff of Columbia Management to help monitor risk and identify opportunities for the Fund.

Annual Report 2012
5

Columbia Oregon Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.60	1,020.93	4.00	3.97	0.79
Class B	1,000.00	1,000.00	1,032.10	1,017.21	7.78	7.72	1.54
Class C	1,000.00	1,000.00	1,034.20	1,018.95	6.02	5.97	1.19
Class Z	1,000.00	1,000.00	1,038.10	1,022.18	2.74	2.72	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.6%
Port of Portland Revenue Bonds Passenger Facility Charge Series 2011 07/01/27	5.500%	6,635,000	7,958,616
Assisted Living 0.4%
Clackamas County Hospital Facility Authority Refunding Revenue Bonds Robinson Jewish Home Series 2005 10/01/19	5.000%	1,000,000	1,014,840
10/01/24	5.125%	1,000,000	1,004,570
Total			2,019,410
Higher Education 3.2%
City of Forest Grove Revenue Bonds Campus Improvement-Pacific University Project Series 2009 05/01/30	6.000%	1,500,000	1,556,040
City of Portland Refunding Revenue Bonds Broadway Project Series 2008A 04/01/23	6.250%	3,250,000	3,895,970
Oregon Health & Science University Revenue Bonds Series 2012A 07/01/18	5.000%	1,000,000	1,191,510
Oregon Health & Science University(a) Revenue Bonds Capital Appreciation-Independent School District Series 1996A (NPFGC) 07/01/21	0.000%	9,700,000	7,276,552
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A 10/01/20	5.000%	1,825,000	1,957,659
Total			15,877,731
Hospital 9.2%
Deschutes County Hospital Facilities Authority Refunding Revenue Bonds Cascade Health Services, Inc. Series 2008 01/01/23	7.375%	2,000,000	2,511,200

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multnomah County Hospital Facilities Authority Revenue Bonds Adventist Health West Series 2009A 09/01/21	5.000%	3,685,000	4,245,194
Providence Health Systems Series 2004 10/01/13	5.250%	1,045,000	1,103,677
10/01/16	5.250%	2,970,000	3,252,269
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Project Series 2011A 05/01/20	5.250%	5,000,000	6,079,800
Legacy Health Systems Series 2010A 03/15/15	5.000%	1,000,000	1,094,580
03/15/16	5.000%	1,500,000	1,682,595
Peacehealth Series 2009A 11/01/17	5.000%	4,450,000	5,294,833
11/01/19	5.000%	3,695,000	4,428,494
Samaritan Health Services Series 2010A 10/01/22	5.000%	3,450,000	3,959,289
10/01/23	5.000%	2,000,000	2,271,000
Revenue Bonds Providence Health Services Series 2011C 10/01/14	4.000%	1,625,000	1,740,456
Salem Hospital Facility Authority Revenue Bonds Salem Hospital Project Series 2006A 08/15/27	5.000%	3,500,000	3,736,040
Series 2008A 08/15/15	5.750%	785,000	886,995
08/15/18	5.250%	2,500,000	2,950,650
Total			45,237,072
Independent Power 0.8%
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	1,000,000	1,001,050
01/01/21	5.000%	3,000,000	2,986,830
Total			3,987,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 0.9%
Port of Morrow Refunding Revenue Bonds Portland General Electric Series 1998A(b) 05/01/33	5.000%	3,750,000	4,220,775
Local General Obligation 36.3%
Benton & Linn Counties Consolidated School District No. 509J & 509A Unlimited General Obligation Refunding Bonds Series 2007 (AGM) 06/15/20	5.000%	5,000,000	6,240,900
Canyonville South Umpqua Rural Fire Protection District Unlimited General Obligation Bonds Series 2001 07/01/31	5.400%	610,000	610,555
Central Oregon Community College District Unlimited General Obligation Bonds Series 2010 06/15/24	4.750%	2,580,000	3,102,063
City of Hillsboro Limited General Obligation Refunding Bonds Series 2012 06/01/24	4.000%	1,875,000	2,179,669
06/01/25	4.000%	1,875,000	2,153,681
City of Portland Limited General Obligation Refunding Bonds Arena Series 2005B 06/01/16	5.000%	3,075,000	3,460,728
Limited Tax Series 2011A 06/01/23	5.000%	6,140,000	7,630,731
City of Portland(a) Limited Tax General Obligation Bonds Series 2001B 06/01/16	0.000%	3,500,000	3,369,590
06/01/18	0.000%	4,000,000	3,630,600
06/01/19	0.000%	4,000,000	3,499,000
06/01/20	0.000%	4,000,000	3,395,120
City of Salem Limited General Obligation Bonds Series 2009 06/01/26	5.000%	3,315,000	3,867,842
Unlimited General Obligation Bonds Series 2009 06/01/19	5.000%	2,025,000	2,509,765
06/01/20	5.000%	880,000	1,074,066

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas & Washington Counties School District No. 3 Unlimited General Obligation Bonds West Linn-Wilsonville Series 2009 06/15/24	5.000%	4,150,000	5,047,894
Clackamas & Washington Counties School District No. 3(a) Unlimited General Obligation Bonds Series 2003A (NPFGC/FGIC) 06/15/17	0.000%	4,000,000	3,759,280
Clackamas Community College District Unrefunded Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC) 06/15/15	5.250%	110,000	111,970
Clackamas County School District No. 108 Estacada Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/25	5.500%	2,485,000	3,410,265
Clackamas County School District No. 115 Unlimited General Obligation Bonds Series 2006A (NPFGC)(a) 06/15/25	0.000%	2,250,000	1,347,615
Clackamas County School District No. 12 North Clackamas Unlimited General Obligation Bonds Series 2007B (AGM) 06/15/22	5.000%	4,000,000	4,692,360
Clackamas County School District No. 46 Oregon Trail Unlimited General Obligation Bonds Series 2009A 06/15/25	5.000%	4,350,000	5,103,420
06/15/26	5.000%	3,000,000	3,502,740
Clackamas County School District No. 86 Unlimited General Obligation Refunding Bonds Canby Series 2012A 06/15/19	4.000%	1,000,000	1,182,790
Columbia County School District No. 502 Unlimited General Obligation Bonds Series 1999 (NPFGC/FGIC)(a) 06/01/14	0.000%	1,025,000	1,010,793
Columbia Gorge Community College District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	3.000%	810,000	895,431
06/15/19	2.500%	1,010,000	1,084,669
06/15/20	3.000%	805,000	886,909

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Columbia Multnomah & Washington Counties School District No. 1J Unlimited General Obligation Bonds Scappoose School District Series 2009 06/15/23	5.000%	1,000,000	1,185,920
06/15/24	5.000%	1,165,000	1,374,572
06/15/25	5.000%	1,275,000	1,495,830
County of Clackamas Limited General Obligation Bonds Series 2007 (NPFGC) 06/01/27	4.125%	2,000,000	2,141,960
County of Lane Limited General Obligation Bonds Series 2009A 11/01/24	5.000%	1,000,000	1,201,350
11/01/25	5.000%	1,140,000	1,363,087
Deschutes & Jefferson Counties School District No. 2J Redmond Unlimited General Obligation Bonds Series 2004B (NPFGC/FGIC)(a) 06/15/22	0.000%	2,335,000	1,828,725
Deschutes County Administrative School District No. 1 Bend-La Pine Unlimited General Obligation Bonds Series 2007 (NPFGC/FGIC) 06/15/20	4.500%	5,000,000	5,704,700
Jackson County School District No. 549C Medford Unlimited General Obligation Bonds Series 2008 06/15/27	4.625%	1,500,000	1,690,950
06/15/28	4.625%	1,660,000	1,863,068
Jackson County School District No. 9 Eagle Point Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/20	5.500%	1,000,000	1,285,660
06/15/21	5.500%	1,410,000	1,837,343
Jefferson County School District No. 509J Unlimited General Obligation Bonds Series 2002 (NPFGC/FGIC) 06/15/18	5.250%	1,075,000	1,079,139
Josephine County School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 12/15/15	5.000%	1,000,000	1,148,980
12/15/16	5.000%	1,000,000	1,186,920
Lane & Douglas Counties School District No. 45J3 Unlimited General Obligation Refunding Bonds South Lane Series 2012 06/15/19	3.000%	1,410,000	1,557,401
06/15/20	3.000%	1,000,000	1,101,750
06/15/21	3.000%	1,610,000	1,762,081

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lane Community College Unlimited General Obligation Bonds Series 2009 06/15/17	4.250%	2,195,000	2,559,677
06/15/18	4.250%	2,000,000	2,359,280
Lane Community College(c) Unlimited General Obligation Bonds Series 2012 06/15/23	5.000%	1,000,000	1,260,170
Lane County School District No. 19 Springfield Unlimited General Obligation Refunding Bonds Series 1997 (NPFGC/FGIC) 10/15/12	6.000%	1,740,000	1,759,732
10/15/14	6.000%	1,310,000	1,455,711
Lane County School District No. 4J Eugene Unlimited General Obligation Refunding Bonds Series 2002 07/01/13	5.250%	1,000,000	1,045,940
Linn Benton Community College District Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC)(a) 06/15/13	0.000%	1,000,000	991,070
Linn County Community School District No. 9 Lebanon Unrefunded Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC) 06/15/15	5.250%	305,000	317,395
Madras Aquatic Center District Unlimited General Obligation Bonds Series 2005 06/01/22	5.000%	1,695,000	1,815,159
Portland Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/16	5.000%	4,750,000	5,356,432
Salem-Keizer School District No. 24J Unlimited General Obligation Bonds Series 2009A 06/15/15	4.000%	3,850,000	4,229,610
06/15/16	5.000%	2,500,000	2,916,625
Unlimited General Obligation Refunding Bonds Marion & Polk Counties Series 2004 06/15/13	5.000%	2,285,000	2,379,576
Tri-County Metropolitan Transportation District Refunding Revenue Bonds Limited Tax Pledge Series 2005A (AGM) 09/01/17	5.000%	4,250,000	4,809,640
Series 2003A 09/01/15	5.000%	1,000,000	1,025,270
Revenue Bonds Series 2009A 09/01/18	4.000%	1,000,000	1,170,180
09/01/21	4.250%	1,815,000	2,112,079

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tualatin Hills Park & Recreation District Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) 03/01/14	5.750%	990,000	1,074,170
Umatilla County School District No. 8R Hermiston Unlimited General Obligation Bonds Series 2010 06/15/29	4.500%	2,360,000	2,744,774
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/19	5.000%	850,000	1,053,643
06/15/21	5.000%	6,575,000	8,317,046
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin(a) Limited General Obligation Bonds Series 2000 06/15/18	0.000%	2,700,000	2,365,794
Washington Clackamas & Yamhill Counties School District No. 88J Unlimited General Obligation Bonds Sherwood Series 2007B (NPFGC) 06/15/23	4.500%	8,125,000	9,034,594
Washington County School District No. 1 West Union Unlimited General Obligation Refunding Bonds Series 1998 11/01/13	5.000%	1,100,000	1,164,537
Washington County School District No. 1 West Union(a) Unlimited General Obligation Bonds Capital Appreciation-Hillsboro Series 2006 (NPFGC) 06/15/25	0.000%	4,065,000	2,423,187
Washington County School District No. 15 Forest Grove Unlimited General Obligation Bonds Series 2012A 06/15/24	5.000%	1,780,000	2,220,408
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 06/15/21	5.500%	1,000,000	1,290,270
Total			178,821,851
Multi-Family 1.8%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	4,000,000	4,072,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Portland Revenue Bonds Headwaters Apartments Project Series 2005A 04/01/25	5.000%	1,565,000	1,668,744
Clackamas County Housing Authority Revenue Bonds Senior Lien-Easton Ridge Series 1996A 12/01/16	5.800%	1,160,000	1,160,708
12/01/26	5.900%	1,750,000	1,750,927
Total			8,653,019
Municipal Power 3.1%
City of Eugene Refunding Revenue Bonds Electric Utility System Series 2011A 08/01/28	5.000%	2,200,000	2,644,752
08/01/29	5.000%	3,410,000	4,072,017
Emerald People's Utility District Refunding Revenue Bonds Series 1996 (NPFGC/FGIC) 11/01/12	7.350%	2,490,000	2,531,110
11/01/13	7.350%	2,675,000	2,886,994
Series 2003A (AGM) 11/01/20	5.250%	605,000	635,238
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(d) 07/01/24	5.250%	2,475,000	2,745,963
Total			15,516,074
Other Bond Issue 1.1%
Oregon State Facilities Authority Revenue Bonds Goodwill Industries Lane County Series 1998A(e)(f) 11/15/22	6.650%	2,770,000	2,772,105
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(d) 12/01/13	5.000%	2,455,000	2,579,960
Total			5,352,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 0.5%
Port of Morrow Refunding Revenue Bonds Series 2007 06/01/20	4.875%	750,000	750,278
06/01/25	5.000%	1,000,000	1,000,090
Port of St. Helen's Revenue Bonds Series 1999 08/01/14	5.600%	135,000	135,178
08/01/19	5.750%	425,000	425,310
Total			2,310,856
Recreation 5.0%
Oregon State Department of Administrative Services Revenue Bonds Series 2008A 04/01/24	5.000%	3,130,000	3,672,742
Series 2009A 04/01/21	5.000%	5,000,000	6,084,250
04/01/22	5.000%	5,000,000	6,038,500
04/01/27	5.000%	4,000,000	4,695,720
Series 2012B 04/01/18	3.000%	3,600,000	3,987,900
Unrefunded Revenue Bonds Series 2003A (AGM) 04/01/14	5.000%	380,000	400,900
Total			24,880,012
Refunded / Escrowed 4.3%
Benton & Linn Counties Consolidated School District No. 509J & 509A Prerefunded 06/01/13 Unlimited General Obligation Bonds Series 2003 (AGM) 06/01/17	5.000%	2,665,000	2,770,534
Linn County Community School District No. 9 Lebanon Prerefunded 06/15/13 Unlimited General Obligation Bonds Series 2001 (FGIC) 06/15/15	5.250%	255,000	264,287
06/15/21	5.550%	2,000,000	2,093,440
North Clackamas Parks & Recreation District Revenue Bonds Recreational Facilities Series 1993 Escrowed to Maturity 04/01/13	5.700%	440,000	455,748
Oregon Department of Transportation Prerefunded 11/15/12 Revenue Bonds Series 2002A 11/15/16	5.500%	2,500,000	2,538,425
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon State Department of Administrative Services Prerefunded 10/01/13 Revenue Bonds Series 2003A (AGM) 04/01/14	5.000%	1,450,000	1,530,359
Prerefunded 11/01/12 Certificate of Participation Series 2002E (AGM) 11/01/13	5.000%	1,470,000	1,487,640
Puerto Rico Public Finance Corp. Unrefunded Revenue Bonds Commonwealth Appropriations Series 2002E Escrowed to Maturity(d) 08/01/26	6.000%	5,000,000	7,196,950
State of Oregon Prerefunded 08/01/014 Unlimited General Obligation Refunding Bonds Series 2004D 08/01/24	5.000%	165,000	180,314
Prerefunded 10/15/12 Unlimited General Obligation Bonds Series 2002A 10/15/15	5.250%	1,735,000	1,753,061
Virgin Islands Public Finance Authority Revenue Bonds Series 1989A Escrowed to Maturity(d) 10/01/18	7.300%	980,000	1,190,278
Total			21,461,036
Retirement Communities 0.4%
Albany Hospital Facility Authority Refunding Revenue Bonds Mennonite Home of Albany Project Series 2004A 10/01/12	5.000%	680,000	681,680
Multnomah County Hospital Facilities Authority Revenue Bonds Terwilliger Plaza Project Series 2006A 12/01/26	5.250%	1,400,000	1,452,542
Total			2,134,222

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 2.4%
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Series 2008G 07/01/28	5.200%	4,265,000	4,658,532
Single Family Mortgage Program Series 2001Q 07/01/15	4.700%	310,000	310,818
07/01/17	4.900%	310,000	310,750
Series 2010A 07/01/27	5.250%	810,000	883,913
Series 2011A (FHLMC) 07/01/25	5.250%	2,370,000	2,725,216
Series 2011B 07/01/28	5.250%	2,000,000	2,212,040
Series 2011J 07/01/24	5.150%	950,000	951,586
Total			12,052,855
Special Non Property Tax 6.4%
Oregon Department of Transportation Refunding Revenue Bonds Series 2012A 11/15/22	5.000%	5,000,000	6,513,450
Revenue Bonds Senior Lien Series 2007A 11/15/16	5.000%	6,305,000	7,479,306
Series 2009A 11/15/27	4.750%	7,000,000	8,111,600
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA-1 (AGM)(d) 07/01/26	4.950%	2,940,000	3,200,631
Territory of Guam Revenue Bonds Series 2011A(d) 01/01/31	5.000%	1,100,000	1,235,124
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(d) 10/01/25	5.000%	4,410,000	4,895,012
Total			31,435,123

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 6.2%
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A 06/01/31	5.200%	4,455,000	4,899,119
City of Portland Refunding Tax Allocation Bonds 2nd Lien-Downtown Series 2011 06/15/18	5.000%	3,095,000	3,661,354
Senior Lien-Oregon Convention Center Series 2011 06/15/20	5.000%	4,305,000	5,182,187
Revenue Bonds Series 2003A (AMBAC) 06/15/17	5.000%	1,500,000	1,562,760
06/15/18	5.000%	3,070,000	3,198,449
06/15/20	5.000%	2,000,000	2,083,680
Tax Allocation Bonds Central Eastside Series 2011B 06/15/26	5.000%	1,580,000	1,757,071
06/15/27	5.000%	1,370,000	1,516,809
Lents Town Center Series 2010B 06/15/25	5.000%	1,550,000	1,768,442
06/15/26	5.000%	1,440,000	1,632,571
Redmond Urban Renewal Agency Tax Allocation Bonds Downtown Urban Renewal Area Series 1999B 06/01/13	5.650%	190,000	190,600
06/01/19	5.850%	785,000	786,986
Seaside Urban Renewal Agency Tax Allocation Bonds Greater Seaside Urban Renewal Series 2001 06/01/15	5.250%	635,000	636,492
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001 02/15/16	5.375%	575,000	576,363
02/15/21	5.625%	1,100,000	1,102,079
Total			30,554,962

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 3.9%
Oregon State Department of Administrative Services Certificate of Participation Series 2007A (NPFGC/FGIC) 05/01/24	5.000%	2,630,000	2,941,786
05/01/25	5.000%	2,780,000	3,093,306
05/01/26	5.000%	2,800,000	3,099,264
Series 2009A 05/01/23	5.000%	3,100,000	3,636,734
Refunding Certificate of Participation Series 2012A 05/01/17	5.000%	5,320,000	6,353,038
Total			19,124,128
State General Obligation 2.3%
State of Oregon Unlimited General Obligation Refunding Bonds Oregon University System Series 2012A 08/01/19	5.000%	5,000,000	6,278,900
Unrefunded Unlimited General Obligation Refunding Bonds Series 2004D 08/01/24	5.000%	3,455,000	3,741,972
State of Oregon(a) Unlimited General Obligation Bonds State Board of Higher Education Series 2001A 08/01/17	0.000%	1,050,000	989,426
State Higher Board of Education Series 1996A 08/01/14	0.000%	490,000	484,115
Total			11,494,413
Transportation 1.2%
Tri-County Metropolitan Transportation District Revenue Bonds Capital Grant Receipt Series 2011A 10/01/25	5.000%	4,775,000	5,773,500
Water & Sewer 5.4%
City of Myrtle Point Water Revenue Bonds Series 2000 12/01/20	6.000%	510,000	511,163
City of Portland Sewer System Refunding Revenue Bonds 1st Lien Series 2008A 06/15/17	5.000%	1,500,000	1,803,390
Revenue Bonds First Lien Series 2004A (AGM) 10/01/21	4.250%	2,500,000	2,668,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Portland Water System Refunding Revenue Bonds 1st Lien Series 2006B 10/01/16	5.000%	5,330,000	6,308,108
Revenue Bonds Series 2004B 10/01/13	5.000%	730,000	770,675
City of Sutherlin Water Revenue Bonds BAN Series 2012 11/15/13	1.400%	1,230,000	1,231,464
City of Woodburn Refunding Revenue Bonds Series 2011A 03/01/18	3.000%	1,115,000	1,192,805
03/01/19	5.000%	3,490,000	4,147,446
03/01/22	5.000%	4,620,000	5,597,453
Washington County Clean Water Services Refunding Revenue Bonds Senior Lien Series 2004 (NPFGC) 10/01/13	5.000%	2,310,000	2,436,750
Total			26,667,654
Total Municipal Bonds (Cost: $434,742,243)			475,533,254
		Shares	Value ($)
Money Market Funds 3.0%
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(g)		7,509,036	7,509,036
JPMorgan Tax Free Money Market Fund, 0.000%(g)		7,377,862	7,377,862
Total Money Market Funds (Cost: $14,886,898)			14,886,898
Total Investments (Cost: $449,629,141)			490,420,152
Other Assets & Liabilities, Net			2,716,884
Total Net Assets			493,137,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2012, the value of these securities amounted to $23,043,918 or 4.67% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $2,772,105, representing 0.56% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Oregon State Facilities Authority Revenue Bonds Goodwill Industries Lane County Series 1998A 11/15/22 6.650%	06/17/98	2,770,000

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $2,772,105 or 0.56% of net assets.

(g)  The rate shown is the seven-day current annualized yield at July 31, 2012.

Abbreviation Legend

AGM Assured Guaranty Municipal Corporation

AMBAC Ambac Assurance Corporation

BAN Bond Anticipation Note

FGIC Financial Guaranty Insurance Company

FHLMC Federal Home Loan Mortgage Corporation

NPFGC National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Oregon Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	475,533,254	—	475,533,254
Total Bonds	—	475,533,254	—	475,533,254
Other
Money Market Funds	14,886,898	—	—	14,886,898
Total Other	14,886,898	—	—	14,886,898
Total	14,886,898	475,533,254	—	490,420,152

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

July 31, 2012

Assets
Investments, at value
(identified cost $449,629,141)	$490,420,152
Receivable for:
Investments sold	66,820
Capital shares sold	1,118,212
Interest	4,497,322
Expense reimbursement due from Investment Manager	1,459
Prepaid expenses	4,137
Trustees' deferred compensation plan	36,303
Total assets	496,144,405
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,245,210
Capital shares purchased	387,641
Dividend distributions to shareholders	1,207,126
Investment management fees	5,382
Distribution and service fees	639
Transfer agent fees	57,149
Administration fees	909
Chief compliance officer expenses	154
Other expenses	66,856
Trustees' deferred compensation plan	36,303
Total liabilities	3,007,369
Net assets applicable to outstanding capital stock	$493,137,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Represented by
Paid-in capital	$452,100,459
Undistributed net investment income	271,953
Accumulated net realized loss	(26,387)
Unrealized appreciation (depreciation) on:
Investments	40,791,011
Total — representing net assets applicable to outstanding capital stock	$493,137,036
Class A
Net assets	$31,483,896
Shares outstanding	2,431,049
Net asset value per share	$12.95
Maximum offering price per share(a)	$13.39
Class B
Net assets	$41,034
Shares outstanding	3,168
Net asset value per share	$12.95
Class C
Net assets	$23,811,957
Shares outstanding	1,838,372
Net asset value per share	$12.95
Class Z
Net assets	$437,800,149
Shares outstanding	33,799,122
Net asset value per share	$12.95

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Operations

Year Ended July 31, 2012

	Year Ended July 31, 2012(a)	Year Ended August 31, 2011
Net investment income
Income:
Dividends	$1,825	$—
Interest	15,913,745	18,569,060
Dividends from affiliates	—	345
Total income	15,915,570	18,569,405
Expenses:
Investment management fees	1,715,839	2,201,895
Distribution fees
Class B	386	1,751
Class C	141,880	124,160
Service fees
Class A	65,031	63,916
Class B	129	576
Class C	47,313	41,436
Transfer agent fees
Class A	23,842	18,835
Class B	47	179
Class C	17,398	11,767
Class Z	351,166	297,136
Administration fees	290,276	51,335
Compensation of board members	23,861	35,598
Pricing and bookkeeping fees	—	100,389
Custodian fees	3,799	19,456
Printing and postage fees	47,582	33,080
Registration fees	60,266	64,583
Professional fees	61,410	69,416
Chief compliance officer expenses	467	1,260
Other	15,842	18,988
Total expenses	2,866,534	3,155,756
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(295,895)	(500,503)
Fees waived by Distributor — Class C	(66,179)	—
Expense reductions	(1,900)	(1)
Total net expenses	2,502,560	2,655,252
Net investment income	13,413,010	15,914,153
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	535,433	(591,862)
Net realized gain (loss)	535,433	(591,862)
Net change in unrealized appreciation (depreciation) on:
Investments	16,598,058	(7,035,023)
Net change in unrealized appreciation (depreciation)	16,598,058	(7,035,023)
Net realized and unrealized gain (loss)	17,133,491	(7,626,885)
Net increase in net assets resulting from operations	$30,546,501	$8,287,268

(a) For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended August 31, 2011	Year Ended August 31, 2010
Operations
Net investment income	$13,413,010	$15,914,153	$16,671,499
Net realized gain (loss)	535,433	(591,862)	997,849
Net change in unrealized appreciation (depreciation)	16,598,058	(7,035,023)	18,044,173
Net increase in net assets resulting from operations	30,546,501	8,287,268	35,713,521
Distributions to shareholders
Net investment income
Class A	(760,753)	(842,891)	(701,103)
Class B	(1,142)	(5,973)	(12,721)
Class C	(476,170)	(478,141)	(419,059)
Class Z	(12,184,086)	(14,648,157)	(15,520,849)
Net realized gains
Class A	—	(47,330)	—
Class B	—	(559)	—
Class C	—	(28,963)	—
Class Z	—	(729,539)	—
Total distributions to shareholders	(13,422,151)	(16,781,553)	(16,653,732)
Increase (decrease) in net assets from share transactions	30,473,981	(41,175,886)	32,393,745
Total increase (decrease) in net assets	47,598,331	(49,670,171)	51,453,534
Net assets at beginning of year	445,538,705	495,208,876	443,755,342
Net assets at end of year	$493,137,036	$445,538,705	$495,208,876
Undistributed net investment income	$271,953	$281,094	$464,202

(a) For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Oregon Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	949,623	12,024,984	890,521	10,923,081	1,365,372	16,826,691
Distributions reinvested	50,873	648,392	40,010	489,936	35,415	437,050
Redemptions	(571,183)	(7,265,228)	(1,112,138)	(13,574,198)	(491,768)	(6,052,905)
Net increase (decrease)	429,313	5,408,148	(181,607)	(2,161,181)	909,019	11,210,836
Class B shares
Subscriptions	757	9,697	123	1,506	1,765	21,655
Distributions reinvested	21	268	190	2,323	632	7,786
Redemptions(b)	(3,917)	(50,234)	(25,822)	(314,324)	(23,259)	(285,419)
Net decrease	(3,139)	(40,269)	(25,509)	(310,495)	(20,862)	(255,978)
Class C shares
Subscriptions	653,144	8,312,504	389,956	4,799,963	432,297	5,330,213
Distributions reinvested	30,427	387,885	21,922	268,239	17,321	213,880
Redemptions	(291,973)	(3,704,948)	(285,063)	(3,454,496)	(60,819)	(750,119)
Net increase	391,598	4,995,441	126,815	1,613,706	388,799	4,793,974
Class Z shares
Subscriptions	3,845,855	48,973,355	2,186,882	26,859,008	4,601,517	56,748,918
Distributions reinvested	690,470	8,796,813	915,596	11,205,841	919,244	11,343,381
Redemptions	(2,955,678)	(37,659,507)	(6,436,980)	(78,382,765)	(4,174,921)	(51,447,386)
Net increase (decrease)	1,580,647	20,110,661	(3,334,502)	(40,317,916)	1,345,840	16,644,913
Total net increase (decrease)	2,398,419	30,473,981	(3,414,803)	(41,175,886)	2,622,796	32,393,745

(a) For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,		Year Ended August 31,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.49		$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.34		0.40		0.41		0.45		0.46		0.46
Net realized and unrealized gain (loss)	0.46		(0.15)		0.51		0.09		0.05		(0.23)
Total from investment operations	0.80		0.25		0.92		0.54		0.51		0.23
Less distributions to shareholders:
Net investment income	(0.34)		(0.41)		(0.42)		(0.45)		(0.46)		(0.45)
Net realized gains	—		(0.02)		—		—		—		—
Total distributions to shareholders	(0.34)		(0.43)		(0.42)		(0.45)		(0.46)		(0.45)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Total return	6.50%		2.07%		7.68%		4.70%		4.31%		1.92%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.86	%(c)	0.89%		0.89%		0.89%		0.87%		0.88%
Net expenses after fees waived or expenses reimbursed(d)	0.79	%(c)(e)	0.80	%(e)	0.78	%(e)	0.75	%(e)	0.77	%(e)	0.88	%(e)
Net investment income	2.92	%(c)(e)	3.28	%(e)	3.35	%(e)	3.74	%(e)	3.78	%(e)	3.73	%(e)
Supplemental data
Net assets, end of period (in thousands)	$31,484		$24,998		$27,661		$15,507		$10,210		$5,519
Portfolio turnover	9%		13%		12%		8%		5%		16%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended August 31,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.49		$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.26		0.32		0.33		0.36		0.37		0.36
Net realized and unrealized gain (loss)	0.45		(0.17)		0.49		0.09		0.05		(0.22)
Total from investment operations	0.71		0.15		0.82		0.45		0.42		0.14
Less distributions to shareholders:
Net investment income	(0.25)		(0.31)		(0.32)		(0.36)		(0.37)		(0.36)
Net realized gains	—		(0.02)		—		—		—		—
Total distributions to shareholders	(0.25)		(0.33)		(0.32)		(0.36)		(0.37)		(0.36)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Total return	5.77%		1.30%		6.88%		3.92%		3.56%		1.16%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.61	%(c)	1.66%		1.64%		1.64%		1.62%		1.63%
Net expenses after fees waived or expenses reimbursed(d)	1.54	%(c)(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)	1.52	%(e)	1.63	%(e)
Net investment income	2.22	%(c)(e)	2.57	%(e)	2.66	%(e)	3.02	%(e)	3.08	%(e)	2.98	%(e)
Supplemental data
Net assets, end of period (in thousands)	$41		$79		$403		$641		$570		$842
Portfolio turnover	9%		13%		12%		8%		5%		16%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended August 31,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.49		$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.29		0.35		0.37		0.40		0.41		0.40
Net realized and unrealized gain (loss)	0.46		(0.15)		0.50		0.09		0.05		(0.21)
Total from investment operations	0.75		0.20		0.87		0.49		0.46		0.19
Less distributions to shareholders:
Net investment income	(0.29)		(0.36)		(0.37)		(0.40)		(0.41)		(0.41)
Net realized gains	—		(0.02)		—		—		—		—
Total distributions to shareholders	(0.29)		(0.38)		(0.37)		(0.40)		(0.41)		(0.41)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Total return	6.10%		1.65%		7.25%		4.28%		3.88%		1.52%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.61	%(c)	1.64%		1.64%		1.64%		1.62%		1.63%
Net expenses after fees waived or expenses reimbursed(d)	1.19	%(c)(e)	1.19	%(e)	1.18	%(e)	1.15	%(e)	1.17	%(e)	1.28	%(e)
Net investment income	2.51	%(c)(e)	2.88	%(e)	2.96	%(e)	3.34	%(e)	3.36	%(e)	3.33	%(e)
Supplemental data
Net assets, end of period (in thousands)	$23,812		$18,069		$16,722		$11,332		$7,847		$1,097
Portfolio turnover	9%		13%		12%		8%		5%		16%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Oregon Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended August 31,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.49		$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.37		0.43		0.45		0.48		0.49		0.49
Net realized and unrealized gain (loss)	0.46		(0.15)		0.50		0.09		0.05		(0.23)
Total from investment operations	0.83		0.28		0.95		0.57		0.54		0.26
Less distributions to shareholders:
Net investment income	(0.37)		(0.44)		(0.45)		(0.48)		(0.49)		(0.48)
Net realized gains	—		(0.02)		—		—		—		—
Total distributions to shareholders	(0.37)		(0.46)		(0.45)		(0.48)		(0.49)		(0.48)
Proceeds from regulatory settlements	—		—		—		0.01		—		—
Net asset value, end of period	$12.95		$12.49		$12.67		$12.17		$12.07		$12.02
Total return	6.73%		2.31%		7.95%		4.96%		4.59%		2.18%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.61	%(c)	0.64%		0.64%		0.64%		0.62%		0.63%
Net expenses after fees waived or expenses reimbursed(d)	0.54	%(c)(e)	0.55	%(e)	0.53	%(e)	0.50	%(e)	0.52	%(e)	0.63	%(e)
Net investment income	3.17	%(c)(e)	3.53	%(e)	3.63	%(e)	4.02	%(e)	4.07	%(e)	3.98	%(e)
Supplemental data
Net assets, end of period (in thousands)	$437,800		$402,393		$450,422		$416,275		$381,162		$368,292
Portfolio turnover	9%		13%		12%		8%		5%		16%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from August 31 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to the annual rate of 0.50% of the Fund's average daily net assets. The annualized effective management fee rate for the period ended July 31, 2012, and for the year ended August 31, 2011, was 0.40% and 0.48%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the

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26

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The annualized effective administration fee rate for the period ended July 31, 2012, and for the year ended August 31, 2011, was 0.07% and 0.01%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period ended July 31, 2012 and for the year ended August 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended July 31, 2012	Year ended August 31, 2011
Class A	0.09%	0.07%
Class B	0.09	0.08
Class C	0.09	0.07
Class Z	0.09	0.07

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012, these minimum account balance fees reduced total expenses by $1,900. For the year ended August 31, 2011, no minimum account balance fees were charged to accounts.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are

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27

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $66,766 for Class A and $2,299 for Class C shares for the period ended July 31, 2012 and $78,801 for Class A, $1,453 for Class B and $4,930 for Class C shares for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

For the period September 27, 2010 through February 28, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.80%
Class B	1.55
Class C	1.55
Class Z	0.55

Under the agreements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for discount accretion/premium amortization on debt securities, capital loss carryforward, reversal of wash sales losses, Trustees' deferred compensation and current year income distributions payable. To the extent

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28

Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Tax-Exempt Income	$13,422,151	$15,996,772	$16,606,638
Ordinary income	—	—	47,094
Long-term capital gains	—	784,781	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,503,576
Undistributed accumulated long-term gain	—
Unrealized appreciation	40,802,821

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2019	7,376
Unlimited short-term	19,010
Total	26,386

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

At July 31, 2012, the cost of investments for federal income tax purposes was $449,617,331 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$40,867,939
Unrealized depreciation	(65,118)
Net unrealized appreciation	$40,802,821

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $74,450,474 and $38,908,456, respectively, for the period ended July 31, 2012.

Note 6. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period August 1, 2011 through May 15, 2011, these credits reduced total expenses by $1.

Note 7. Shareholder Concentration

At July 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 25.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating

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Columbia Oregon Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

July 31, 2012

fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150,000,000 committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225,000,000. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the period ended July 31, 2012 and the year ended August 31, 2011.

Note 9. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
30

Columbia Oregon Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Oregon Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Oregon Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2012

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Columbia Oregon Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
32

Columbia Oregon Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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33

Columbia Oregon Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
34

Columbia Oregon Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
35

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Oregon Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

Annual Report 2012
36

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the eighteenth, fifty-eighth and sixty-seventh percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of

Annual Report 2012
37

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and first quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in

Annual Report 2012
38

Columbia Oregon Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
39

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Annual Report 2012
40

Columbia Oregon Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia Oregon Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1636 D (9/12)

Annual Report

July 31, 2012

Columbia Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Tax-Exempt Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Tax-Exempt Fund

Performance Overview	2

Manager Discussion of Fund Performance	4

Understanding Your Fund's Expenses	6

Portfolio of Investments	7

Statement of Assets and Liabilities	43

Statement of Operations	45

Statement of Changes in Net Assets	46

Financial Highlights	48

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	61

Federal Income Tax Information	62

Trustees and Officers	63

Board Consideration and Approval of Advisory Agreement	66

Important Information About This Report	73

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia Tax-Exempt Fund (the Fund) Class A shares returned 9.18% (excluding sales charges) for the eight-month period that ended July 31, 2012.

>  The Fund outperformed its benchmark, the Barclays Municipal Bond Index, which returned 7.31%, as well as the 9.08% average return of funds in its peer group, the Lipper General and Insured Municipal Debt Funds Classification, during the same eight-month period.

>  Favorable maturity, credit quality and sector positioning aided the Fund's results relative to the benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2012)

	Inception	8 Months cumulative	1 Year	5 Years	10 Years
Class A	11/21/78
Excluding sales charges		9.18	12.53	5.79	5.30
Including sales charges		3.99	7.18	4.77	4.79
Class B	05/05/92
Excluding sales charges		8.68	11.72	4.99	4.51
Including sales charges		3.68	6.72	4.66	4.51
Class C	08/01/97
Excluding sales charges		8.70	11.81	5.14	4.66
Including sales charges		7.70	10.81	5.14	4.66
Class Z*	09/16/05	9.32	12.80	5.99	5.43
Barclays Municipal Bond Index		7.31	10.51	6.12	5.31
Lipper General and Insured Municipal Debt Funds Classification		9.08	12.14	5.05	4.51

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Lipper General and Insured Municipal Debt Funds Classification calculates an average total return (assuming reinvestment of distributions) for mutual funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The returns include net reinvested dividends.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012

Columbia Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2002 – July 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012

Columbia Tax-Exempt Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Tax-Exempt Fund has approved the change of the Fund's fiscal year end from November 30 to July 31. As a result, this report covers the 8-month period since the last annual report. The next report you receive will be for the six-month period from August 1, 2012 through January 31, 2013.

For the eight-month period that ended July 31, 2012, the Fund's Class A shares returned 9.18% without sales charge. The Fund beat the 7.31% return of its benchmark, the Barclays Municipal Bond Index as well as the 9.08% average return of funds in its peer group, the Lipper General and Insured Municipal Debt Funds Classification, during the same eight-month period. Favorable maturity, credit quality and sector positioning aided the Fund's results relative to the benchmark. Bottom-up credit research also helped drive positive issuer and security selection.

A favorable environment for municipals

Throughout the eight-month period, Europe's debt problems and uncertainty about the strength of the U.S. economy weighed on the world's financial markets. Gross domestic product growth in the United States weakened over the period, expanding by 2.0% in the first quarter of 2012 and only 1.5% in the second quarter. Job growth picked up early in the year, slowed in the spring, then rebounded in July. The spring setback raised questions anew about the sustainability of the current economic recovery. Manufacturing activity — the one consistent bright spot over the current economic cycle — weakened in June and July, as a key measure of manufacturing activity — the Institute of Supply Managers Purchasing Index — slipped below 50, the line between growth and contraction. However, the housing market showed a glimmer of improvement, as year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Throughout the period, the Federal Reserve kept a key short-term borrowing rate, the federal funds rate, near zero and indicated it is likely to remain low into 2014. In response to the European financial crisis and domestic economic uncertainty, Treasury and municipal bond yields declined. The yield on the volatile 10-year U.S. Treasury hit an historic low and ended the period significantly lower than it started.

Against this backdrop, municipal bonds delivered solid gains, led by longer-maturity (25-year or more) and medium to lower quality (A rated and below) issues, whose yield advantage attracted investors. Yields declined — and bond prices rose — across all maturities, but the biggest moves were on bonds maturing in 25 years or more. The yield spread between two- and 30-year high-grade bonds narrowed from 284 basis points to 255 basis points. Yields fell on the short-term bonds by only three basis points while 30-year bonds declined by 32 basis points, from 3.16% to 2.84%. (A basis point is one hundredth of one percent.) Municipal bond returns also benefited from limited new issuance, as state and local governments worked to tighten their fiscal belts and bring their budgets into balance. Supply picked up in the spring as some issuers tried to take advantage of low rates and refund their outstanding debt. However, new supply tended to be focused in bonds with maturities of 20 years or less and was absorbed by rising demand from municipal bond funds experiencing strong inflows from retail investors. Even as mounting concerns over Europe's sovereign debt problems, the strength of the U.S. recovery and an economic slowdown in China fueled an investor flight to safety, demand for municipal bonds — particularly longer-maturity and A and BBB quality issues — remained strong through the end of the period.

Portfolio Management

Kimberly A. Campbell

Top Ten States (%) (at July 31, 2012)
California	13.6
Illinois	9.1
New York	8.8
Texas	7.0
Massachusetts	6.1
Minnesota	3.7
New Jersey	3.4
Wisconsin	3.1
Florida	3.1
Louisiana	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

Quality Breakdown (%) (at July 31, 2012)
AAA rating	6.5
AA rating	26.8
A rating	33.0
BBB rating	23.0
Non-investment grade	3.0
Not rated	7.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds ).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012

Columbia Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Gains from maturity and quality positioning

The yield difference between higher and lower quality bonds continued to narrow during the period, as investors sought additional yield from medium and lower quality bonds. The Fund benefited from overweights in BBB and A rated issues, which were the best performers within the investment-grade universe over the eight-month period. In addition, a roughly 10% out-of-index stake in below-investment-grade (below BBB) bonds helped, as they outperformed investment-grade issues. Above average exposure to issues with 15- to 30-year maturities also contributed to the Fund's favorable results. Over the period, we added to the Fund's stake in 20- to 30-year bonds, as we found good value there relative to other maturities. Underweights in bonds with maturities of 10 years or less and higher quality AA and AAA issues also aided relative performance.

Strong security selection and allocations across sectors

Investments in the hospital, state general obligation, education, electric revenue, industrial development revenue and pollution control revenue sectors outperformed those in the index. In addition, the Fund benefited from a significant overweight in the hospital sector, which was a strong performer within the index. The Fund's returns from the top-performing airline and tobacco sectors lagged those in the index, but had minimal impact because they represented such small parts of the index and Fund. However, underweights in certain states whose municipal bonds rallied nicely — including two of the largest issuers, California and New York — detracted. We added to California general obligation bonds over the period, taking advantage of good relative value and attractive yields.

Looking ahead

Going forward, we anticipate inflation to be muted and expect economic growth to be uneven and slow. The year-end expiration of certain tax benefits and the introduction of automatic federal spending cuts, which are popularly known as the "fiscal cliff," are likely to increase uncertainty if not addressed. Proposals to reduce or eliminate the tax-exempt status of newly issued municipal bonds also could weigh on the sector. Despite these concerns, we think the environment for municipal bonds remains strong. Low interest rates will likely entice more issuers to come to market, leading to reasonable supply. In this environment, we believe that our focus on security selection will be critical. Furthermore, we will rely on the research expertise of the Columbia Management municipal credit analysts for issuer recommendations.

At period end, the Fund remained heavily weighted in the 15- to 30-year maturity range, which we think offers good return potential as long as inflationary pressures remain muted and economic growth sluggish. The Fund also was biased toward A and BBB rated issues, with selective additions to bonds rated below investment grade. We believe these bonds are attractively priced, support the Fund's yield and offer a potential cushion as interest rates fluctuate. We continue to underweight local government obligation bonds because we believe that revenues could remain under pressure for some time. We continue to monitor the economic environment with diligence, performing credit surveillance, striving to manage credit risks appropriately and seeking to construct a diversified portfolio with an attractive yield and competitive long-term return potential.

Annual Report 2012

Columbia Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2012 – July 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.30	1,020.93	4.01	3.97	0.79
Class B	1,000.00	1,000.00	1,036.20	1,017.21	7.80	7.72	1.54
Class C	1,000.00	1,000.00	1,036.30	1,017.95	7.04	6.97	1.39
Class Z	1,000.00	1,000.00	1,040.40	1,021.93	2.99	2.97	0.59

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments

July 31, 2012

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.3%
County of Jefferson Refunding Revenue Bonds Series 1997A (FGIC) 02/01/22	5.625%	570,000	365,889
Revenue Bonds Series 2004A 01/01/19	5.250%	2,790,000	2,793,069
01/01/23	5.250%	7,500,000	7,500,150
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010 05/01/34	5.800%	4,900,000	5,447,967
Total			16,107,075
Alaska 0.7%
Alaska Energy Authority Refunding Revenue Bonds Bradley Lake 3rd Series 1999 (AGM) 07/01/14	6.000%	2,000,000	2,184,340
4th Series 2000 (AGM) 07/01/20	6.000%	4,145,000	5,237,166
07/01/21	6.000%	2,395,000	3,062,319
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	18,330,000	19,999,496
10/01/41	7.750%	4,350,000	4,758,509
Total			35,241,830
Arizona 1.4%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	7,800,000	8,736,156
Arizona Transportation Board Revenue Bonds Maricopa County Regional Area Road Fund Series 2007 07/01/25	5.000%	1,500,000	1,731,750
Arizona Water Infrastructure Finance Authority Revenue Bonds Water Quality Series 2008A 10/01/22	5.000%	1,500,000	1,781,835
City of Tucson Unlimited General Obligation Bonds Series 1984G (NPFGC/FGIC) 07/01/14	7.625%	3,140,000	3,548,922

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010 05/15/35	5.000%	13,750,000	14,661,625
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2004A 07/01/26	5.500%	5,000,000	5,242,950
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	9,775,000	10,849,273
Pima County Industrial Development Authority Revenue Bonds GNMA Mortgage-Backed Securities Series 1989 Escrowed to Maturity AMT(a) 09/01/21	8.200%	10,665,000	14,569,350
Salt Verde Financial Corp. Revenue Bonds Senior Series 2007 12/01/32	5.000%	5,400,000	5,617,512
Total			66,739,373
California 13.3%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Community Series 2011 07/01/26	6.125%	3,420,000	3,869,969
07/01/41	6.125%	7,015,000	7,844,383
Revenue Bonds San Diego Hospital Association Series 2003C 03/01/20	5.375%	1,320,000	1,390,976
Sharp Healthcare Series 2009 08/01/39	6.250%	4,000,000	4,756,960
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c) 07/01/18	6.000%	2,000,000	1,964,060
Cabazon Band Mission Indians(b)(c)(d)(e) Revenue Bonds Series 2004 10/01/11	13.000%	400,000	240,000
10/01/15	8.375%	1,740,000	1,034,639
10/01/19	8.750%	8,670,000	5,102,555
Series 2010 10/01/20	8.375%	1,415,000	849,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Educational Facilities Authority Revenue Bonds Loyola Marymount University Series 2001A (NPFGC)(f) 10/01/17	0.000%	2,525,000	2,239,599
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	110,000	145,651
Revenue Bonds Kaiser Permanente Series 2006A 04/01/39	5.250%	4,500,000	4,746,375
Providence Health & Services Series 2008C 10/01/28	6.250%	2,000,000	2,388,220
Unrefunded Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	7,890,000	9,409,220
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	3,310,000	3,450,212
Series 2006K AMT 02/01/42	5.500%	4,970,000	5,144,497
California Municipal Finance Authority Revenue Bonds American Heritage Education Foundation Project Series 2006A 06/01/36	5.250%	1,750,000	1,572,323
Biola University Series 2008 10/01/34	5.875%	4,000,000	4,319,840
California Municipal Finance Authority(a)(b)(d) Revenue Bonds UTS Renewable Energy-Waste Water Series 2011 AMT 12/01/15	3.950%	1,415,000	1,415,863
12/01/32	7.500%	1,925,000	2,031,838
California State Department of Veterans Affairs Revenue Bonds Series 2007A AMT(a) 12/01/22	4.850%	1,700,000	1,797,410
California State Public Works Board Revenue Bonds Various Capital Projects Series 2012A 04/01/37	5.000%	4,660,000	5,038,066
Subordinated Series 2009I-1 11/01/29	6.125%	6,000,000	7,182,960

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	3,570,000	3,682,705
John Muir Health Series 2006A 08/15/32	5.000%	1,000,000	1,071,600
Kaiser Permanente Series 2006B 03/01/45	5.250%	13,000,000	13,728,130
University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	5,500,000	5,904,470
California Statewide Communities Development Authority(b) Revenue Bonds Thomas Jefferson School of Law Series 2008A 10/01/26	7.000%	10,235,000	10,913,580
10/01/38	7.250%	3,295,000	3,502,585
Castaic Lake Water Agency Certificate of Participation Capital Appreciation-Water System Improvement Project Series 1999 (AMBAC)(f) 08/01/24	0.000%	9,445,000	6,145,956
City of Pomona Refunding Revenue Bonds Mortgage-Backed Securities Series 1990A (GNMA/FNMA) 05/01/23	7.600%	7,675,000	10,251,958
City of San Jose Revenue Bonds Series 2001A (NPFGC/FGIC) 03/01/31	5.000%	4,855,000	4,868,837
City of San Jose(a) Revenue Bonds Series 2007A (AMBAC) AMT 03/01/15	5.000%	3,000,000	3,278,250
03/01/16	5.000%	3,000,000	3,335,400
City of Vernon Revenue Bonds Series 2009A 08/01/21	5.125%	2,500,000	2,814,700
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	4,000,000	4,559,600
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999 01/15/40	5.750%	4,100,000	4,102,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Foothill-Eastern Transportation Corridor Agency(f) Revenue Bonds Capital Appreciation-Senior Lien Series 1995A Escrowed to Maturity 01/01/18	0.000%	10,000,000	9,372,500
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008 08/01/30	4.750%	3,925,000	4,324,526
Huntington Beach Community Facilities District Special Tax Bonds Grand Coast Resort No. 2000-1 Series 2001 09/01/31	6.450%	1,850,000	1,870,424
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009 08/01/33	5.000%	5,000,000	5,688,050
Lammersville School District Community Facilities District No. 2002 Special Tax Bonds Mountain House Series 2006 09/01/35	5.125%	875,000	875,123
Los Angeles County Schools Regionalized Business Services Corp. Certificate of Participation Capital Appreciation-Pooled Financing Series 1999A (AMBAC)(f) 08/01/22	0.000%	2,180,000	1,279,900
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/29	5.000%	4,800,000	5,511,744
May Farms Community Facilities District Special Tax Bonds Series 1991-90-2 Escrowed to Maturity 10/01/21	8.750%	6,165,000	9,623,442
Norwalk-La Mirada Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2005B (NPFGC/FGIC)(f) 08/01/23	0.000%	9,790,000	6,311,417
Orange Unified School District Community Facilities District No. 2005-2 Special Tax Bonds Del Rio School Facilities Series 2007 09/01/37	5.000%	1,000,000	974,840
Palmdale Community Redevelopment Agency Revenue Bonds Series 1986D Escrowed to Maturity (FHA) AMT(a) 04/01/16	8.000%	7,000,000	8,887,410

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	2,996,421
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	4,500,000	5,177,160
05/15/39	5.250%	17,000,000	19,411,280
San Francisco City & County Public Utilities Commission Water Revenue Bonds Series 2006A (AGM) 11/01/31	4.500%	15,000,000	15,956,250
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	548,785
08/01/39	6.625%	1,500,000	1,650,285
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	1,500,000	1,339,290
San Joaquin Hills Transportation Corridor Agency(f) Refunding Revenue Bonds Capital Appreciation Series 1997A (NPFGC) 01/15/14	0.000%	14,450,000	13,756,111
San Juan Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AGM)(f) 08/01/18	0.000%	1,785,000	1,508,753
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 (AGM) 08/01/23	5.000%	1,500,000	1,760,940
State of California Unlimited General Obligation Bonds Series 2002 (AMBAC) 04/01/17	6.000%	2,500,000	3,064,150
Series 2003 02/01/21	5.000%	4,625,000	4,820,869
Series 2006 10/01/36	4.500%	4,015,000	4,148,780
Various Purpose Series 2003 11/01/22	5.000%	5,000,000	5,258,800
11/01/24	5.125%	8,000,000	8,384,400
Series 2005 03/01/32	5.000%	1,500,000	1,609,620
06/01/35	4.750%	2,500,000	2,577,350
08/01/35	5.000%	10,000,000	10,622,900
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007 12/01/32	5.000%	8,000,000	8,834,080
06/01/37	5.000%	13,145,000	14,068,436
11/01/37	5.000%	18,000,000	19,364,220
12/01/37	5.000%	10,200,000	10,984,278
Series 2008 03/01/27	5.500%	1,000,000	1,159,670
03/01/38	5.250%	8,250,000	9,037,545
Series 2009 04/01/31	5.750%	32,500,000	38,378,925
04/01/35	6.000%	15,000,000	17,950,350
04/01/38	6.000%	22,500,000	26,564,850
11/01/39	5.500%	15,520,000	17,737,032
Series 2010 03/01/30	5.250%	3,000,000	3,443,760
03/01/33	6.000%	5,000,000	6,159,200
03/01/40	5.500%	17,200,000	19,744,740
Series 2011 09/01/30	5.250%	8,750,000	10,124,100
Series 2012 04/01/35	5.250%	19,275,000	22,003,183
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	34,950,000	37,217,206
Series 2012 02/01/38	5.000%	18,500,000	20,287,470
Various Purpose Series 2008 04/01/38	5.000%	1,015,000	1,095,307
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	6,000	6,330
Temecula Public Financing Authority(g) Refunding Special Tax Bonds Wolf Creek Community Facilities District Series 2012
09/01/27	5.000%	1,275,000	1,360,259
09/01/28	5.000%	1,315,000	1,396,267
09/01/29	5.000%	1,405,000	1,484,734
09/01/30	5.000%	1,480,000	1,556,560
09/01/31	5.000%	1,555,000	1,626,390
Turlock Irrigation District Certificate of Participation Series 2003A (NPFGC) 01/01/33	5.000%	4,450,000	4,469,402
University of California Revenue Bonds General Series 2009Q 05/15/34	5.000%	5,750,000	6,597,493
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/29	5.000%	9,365,000	9,631,902

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2001B (NPFGC) 08/01/24	6.000%	2,320,000	2,836,339
Yuba City Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2000 (NPFGC/FGIC)(f) 09/01/18	0.000%	1,160,000	945,864
Total			631,471,849
Colorado 1.5%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	740,000	685,817
12/01/22	4.950%	1,570,000	1,285,673
12/01/26	5.000%	1,575,000	1,196,024
City & County of Denver Unlimited General Obligation Bonds Justice System Facilities & Zoo Series 2005 08/01/25	5.000%	1,000,000	1,120,360
City & County of Denver(a) Refunding Revenue Bonds United Air Lines Project Series 2007A AMT 10/01/32	5.250%	5,000,000	4,965,800
City of Westminster Revenue Bonds Post Project Series 2007D (AGM) 12/01/23	5.000%	1,240,000	1,408,838
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008 06/01/33	5.500%	2,000,000	2,150,900
06/01/38	5.500%	6,000,000	6,419,760
Colorado Health Facilities Authority Prerefunded 06/01/14 Revenue Bonds Evangelical Lutheran Series 2009A 06/01/38	6.125%	3,250,000	3,589,365
Refunding Revenue Bonds Valley View Hospital Association Series 2008 05/15/28	5.500%	5,745,000	6,143,129
Revenue Bonds Evangelical Lutheran Series 2005 06/01/23	5.250%	1,200,000	1,283,952

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado State Board of Governors Revenue Bonds Series 2008A (AGM) 03/01/27	5.000%	1,250,000	1,391,063
County of El Paso Revenue Bonds Series 1988A (GNMA) AMT(a) 03/25/19	8.375%	28,388	28,434
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	5,000,000	5,445,450
E-470 Public Highway Authority(f) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC) 09/01/22	0.000%	6,515,000	4,204,846
Senior Series 2000B (NPFGC) 09/01/18	0.000%	18,600,000	15,166,440
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	2,765,000	2,766,078
12/15/37	5.500%	3,100,000	3,000,986
Platte River Power Authority Revenue Bonds Series 2009HH 06/01/24	5.000%	1,000,000	1,184,590
Regional Transportation District Refunding Revenue Bonds Series 2007A 11/01/24	5.250%	1,000,000	1,321,120
University of Colorado Hospital Authority Refunding Revenue Bonds Series 2009A 11/15/29	6.000%	5,000,000	5,804,750
University of Colorado Revenue Bonds Series 2006A (AMBAC) 06/01/23	5.000%	1,000,000	1,170,760
Total			71,734,135
Connecticut 0.2%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	8,000,000	9,126,320
Mashantucket Western Pequot Tribe Revenue Bonds Subordinated Series 2007A(b)(c)(e) 09/01/34	5.750%	4,000,000	1,574,280
Total			10,700,600

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware 0.2%
Delaware State Economic Development Authority Refunding Revenue Bonds Gas Facilities-Delmarva Power Series 2010 02/01/31	5.400%	5,000,000	5,510,450
Revenue Bonds Newark Charter School Series 2012 09/01/32	4.625%	2,000,000	2,056,880
09/01/42	5.000%	1,350,000	1,400,220
Total			8,967,550
District of Columbia 0.3%
District of Columbia Refunding Revenue Bonds 2nd Series 2009B 12/01/23	5.000%	2,000,000	2,411,240
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2007A (AMBAC) AMT(a) 10/01/22	4.750%	4,250,000	4,661,570
Resolution Trust Corp. Pass-Through Certificates Series 1993A(b)(d) 12/01/16	8.500%	6,615,223	6,463,866
Total			13,536,676
Florida 3.0%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005 04/01/24	5.000%	1,800,000	1,891,440
04/01/34	5.000%	16,250,000	16,803,800
Brevard County Housing Finance Authority Revenue Bonds Series 1985 (FGIC/MGIC)(f) 04/01/17	0.000%	375,000	236,280
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(d) 07/01/40	7.500%	7,800,000	7,807,410
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d) 07/15/32	7.000%	1,895,000	852,636
City of Ocala Revenue Bonds Series 2007A (NPFGC) 10/01/24	5.000%	2,985,000	3,318,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Broward Airport System Refunding Revenue Bonds Series 2012P-1 AMT(a) 10/01/25	5.000%	6,000,000	6,819,060
County of Escambia Revenue Bonds Series 2003A AMT(a) 11/01/27	5.750%	2,750,000	2,884,283
County of Miami-Dade Aviation Revenue Bonds Miami International Airport Series 2010A 10/01/35	5.375%	11,000,000	12,554,190
County of Polk Improvement Refunding Revenue Bonds Series 2006 (NPFGC) 12/01/20	5.000%	1,040,000	1,142,835
County of Seminole Water & Sewer Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC) 10/01/19	6.000%	1,030,000	1,255,786
Unrefunded Revenue Bonds Series 1992 (NPFGC) 10/01/19	6.000%	470,000	509,212
County of St. Johns Revenue Bonds Series 2006 (AMBAC) 10/01/26	5.000%	1,000,000	1,133,040
Double Branch Community Development District Special Assessment Bonds Series 2002A 05/01/34	6.700%	1,245,000	1,275,229
Florida State Board of Education Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B 06/01/26	5.000%	5,525,000	6,622,486
06/01/27	5.000%	5,800,000	6,926,302
Unlimited General Obligation Refunding Bonds Capital Outlay Series 2004B 06/01/24	5.000%	5,500,000	5,972,120
Highlands County Health Facilities Authority Prerefunded 11/15/12 Revenue Bonds Adventist Health Series 2002B 11/15/23	5.250%	10,300,000	10,450,895
Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C 11/15/36	5.250%	215,000	256,944
Series 2006G 11/15/21	5.125%	70,000	83,287
11/15/32	5.125%	465,000	553,262

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hillsborough County Industrial Development Authority Refunding Revenue Bonds Tampa General Hospital Project Series 2003A 10/01/18	5.000%	825,000	861,960
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007 11/01/38	5.250%	5,000,000	5,227,950
Marion County Hospital District Improvement Refunding Revenue Bonds Munroe Regional Health System Series 2007 10/01/29	5.000%	1,000,000	1,041,470
Mid-Bay Bridge Authority Revenue Bonds Series 1991A Escrowed to Maturity 10/01/22	6.875%	2,000,000	2,740,900
Series 2011A 10/01/40	7.250%	7,000,000	8,835,470
Orange County School Board Certificate of Participation Series 2005B (AMBAC) 08/01/25	5.000%	2,440,000	2,680,560
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/14	5.000%	645,000	653,501
Sarasota County Public Hospital Board Refunding Revenue Bonds Sarasota Memorial Hospital Series 1998B (NPFGC) 07/01/28	5.500%	6,980,000	8,249,104
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(b)(c) 10/01/27	5.250%	9,750,000	9,927,937
South Florida Water Management District Certificate of Participation Series 2006 (AMBAC) 10/01/26	5.000%	1,400,000	1,586,256
State of Florida Revenue Bonds Series 2007A (AMBAC) 07/01/18	5.000%	2,000,000	2,365,360
Unlimited General Obligation Bonds Jacksonville Transportation Authority Series 1985 Escrowed to Maturity 01/01/15	9.200%	1,210,000	1,348,013
Unrefunded Unlimited General Obligation Bonds Series 1985 06/01/14	9.125%	320,000	342,774

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/25	5.750%	2,500,000	2,819,300
Village Center Community Development District Refunding Revenue Bonds Series 1998A (NPFGC) 11/01/12	5.500%	750,000	756,765
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	2,905,000	2,406,705
Westchester Community Development District No. 1 Special Assessment Bonds Community Infrastructure Series 2003 05/01/23	6.000%	1,865,000	1,874,866
Total			143,067,872
Georgia 2.7%
Barnesville-Lamar County Industrial Development Authority Revenue Bonds Gordon College Properties Series 2004A 08/01/25	5.000%	1,250,000	1,289,825
Chatham County Hospital Authority Revenue Bonds Improvement-Memorial Health University Series 2004A 01/01/34	5.500%	2,500,000	2,676,225
City of Atlanta Revenue Bonds Series 1999A (NPFGC/FGIC) 11/01/22	5.500%	5,475,000	6,656,177
Series 2004 (AGM) 11/01/25	5.750%	1,000,000	1,346,700
County of Fulton Water & Sewerage Revenue Bonds Series 1992 Escrowed to Maturity 01/01/14	6.375%	6,215,000	6,542,468
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	7,021,625
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	32,500,000	36,114,325

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia State Road & Tollway Authority Refunding Revenue Bonds Series 2011A 03/01/18	5.000%	15,695,000	19,199,850
Series 2011B 10/01/16	5.000%	2,000,000	2,370,640
Henry County Water & Sewerage Authority Revenue Bonds Series 1997 (AMBAC) 02/01/20	6.150%	5,390,000	6,937,685
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Rental-Mortgage Series 1992N 07/01/18	6.250%	400,000	465,052
Series 1992P (AMBAC) 07/01/20	6.250%	6,000,000	7,089,480
Series 2007A (AMBAC/FGIC) 07/01/26	5.250%	1,000,000	1,292,140
Municipal Electric Authority of Georgia Refunding Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	420,000	459,656
Revenue Bonds Series 1991V Escrowed to Maturity (NPFGC) 01/01/18	6.600%	3,600,000	4,212,900
Unrefunded Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	17,280,000	19,752,250
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	3,000,000	3,132,120
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/24	5.000%	1,000,000	1,107,670
Total			127,666,788
Guam 0.1%
Territory of Guam Revenue Bonds Section 30 Series 2009A(c) 12/01/34	5.750%	2,000,000	2,246,100
Hawaii 0.8%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	6,500,000	7,068,425
Series 2010B 07/01/30	5.625%	1,220,000	1,354,224
07/01/40	5.750%	1,630,000	1,817,189

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaii State Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A 11/15/29	8.750%	1,000,000	1,213,910
11/15/44	9.000%	3,000,000	3,641,250
Hawaiian Electric Co. Subsidiary Series 2009 07/01/39	6.500%	5,250,000	6,143,130
Hawaii State Department of Budget & Finance(a) Refunding Revenue Bonds Electric Co. & Subsidiary Project Series 2003B (XLCA) AMT 12/01/22	5.000%	12,500,000	12,658,750
Hawaii State Department of Budget & Finance(g) Refunding Revenue Bonds Special Purpose-Kahala Nui Series 2012 11/15/21	5.000%	1,000,000	1,104,330
11/15/27	5.000%	1,400,000	1,484,406
11/15/32	5.125%	1,300,000	1,377,233
11/15/37	5.250%	1,945,000	2,037,816
Total			39,900,663
Idaho 0.4%
Idaho Health Facilities Authority Refunding Revenue Bonds IHC Hospitals, Inc. Series 1992 Escrowed to Maturity 02/15/21	6.650%	6,000,000	8,434,980
Revenue Bonds Trinity Health Group Series 2008B 12/01/23	6.000%	1,000,000	1,201,520
12/01/33	6.250%	6,000,000	7,201,140
Total			16,837,640
Illinois 8.5%
Chicago Board of Education Certificate of Participation Lease Certificates Series 1992A (NPFGC) 01/01/15	6.250%	9,955,000	10,561,060
01/01/16	6.000%	5,000,000	5,808,300
01/01/20	6.000%	8,000,000	9,446,000
Unlimited General Obligation Refunding Bonds Series 2005A (AMBAC) 12/01/22	5.500%	4,750,000	5,892,232
Chicago Board of Education(f) Unlimited General Obligation Bonds Capital Appreciation-School Reform Series 1998B-1 (NPFGC/FGIC) 12/01/21	0.000%	8,000,000	5,914,720
12/01/22	0.000%	25,200,000	17,745,336

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Wastewater Transmission Refunding Revenue Bonds Capital Appreciation Series 1998A (NPFGC)(f) 01/01/20	0.000%	7,275,000	5,816,362
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC/FGIC) 01/01/23	5.500%	9,750,000	11,732,467
Revenue Bonds Asphalt Operating Services-Recovery Zone Facility Series 2010 12/01/18	6.125%	5,070,000	5,407,814
City of Chicago(f) Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2009C 01/01/23	0.000%	4,900,000	3,303,776
01/01/25	0.000%	2,000,000	1,214,200
01/01/27	0.000%	3,000,000	1,638,420
Cook County High School District No. 209 Proviso Township Limited General Obligation Bonds Capital Appreciation Series 2004 (AGM) 12/01/15	5.000%	1,750,000	1,930,285
Cook County School District No. 102 La Grange Unlimited General Obligation Bonds Capital Appreciation Series 2001 (NPFGC/FGIC)(f) 12/01/20	0.000%	3,065,000	2,360,448
County of Champaign Unlimited General Obligation Bonds Public Safety Sales Tax Series 1999 (NPFGC/FGIC) 01/01/20	8.250%	1,015,000	1,436,489
01/01/23	8.250%	1,420,000	2,131,392
County of Du Page Unlimited General Obligation Refunding Bonds Jail Project Series 1993 01/01/21	5.600%	2,565,000	3,082,284
DeKalb County Community Unit School District No. 424 Genoa-Kingston Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AMBAC)(f) 01/01/21	0.000%	2,675,000	2,037,601
Illinois Finance Authority Refunding Revenue Bonds Commonwealth Edison Co. Series 1994 (AMBAC/TCRS) 01/15/14	5.850%	4,500,000	4,773,015

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Swedish Covenant Series 2010A 08/15/38	6.000%	12,505,000	14,153,409
Uno Charter School Series 2011A 10/01/41	7.125%	3,000,000	3,368,370
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	5,550,000	6,428,232
Hoosier Care Project Series 1999A 06/01/34	7.125%	2,110,000	2,110,802
Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	2,000,000	2,345,260
Series 2009B 08/15/30	5.750%	10,000,000	11,643,500
Riverside Health System Series 2009 11/15/35	6.250%	8,200,000	9,541,766
Rush University Medical Center Series 2009C 11/01/39	6.625%	8,000,000	9,883,040
Sherman Health System Series 2007A 08/01/37	5.500%	19,550,000	21,050,462
Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	39,300,000	46,875,468
South Suburban Series 1992 Escrowed to Maturity 02/15/18	7.000%	2,215,000	2,623,535
Illinois Finance Authority(d)(e) Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 11/15/11	5.500%	1,000,000	10
Illinois Finance Authority(f) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	68,000,000	58,569,080
Illinois Sports Facilities Authority Revenue Bonds State Tax Supported-Capital Appreciation Series 2001 (AMBAC)(f) 06/15/18	0.000%	4,000,000	3,377,200
Lake County School District No. 56 Gurnee Unlimited General Obligation Bonds Series 1997 (NPFGC/FGIC) 01/01/17	9.000%	8,840,000	11,662,966

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2 06/15/50	5.000%	6,625,000	7,165,931
Metropolitan Pier & Exposition Authority(f) Revenue Bonds McCormick Place Project Series 1993 Escrowed to Maturity (NPFGC/FGIC) 06/15/16	0.000%	1,115,000	1,069,620
Unrefunded Revenue Bonds McCormick Place Project Series 1993 (NPFGC/FGIC) 06/15/16	0.000%	2,635,000	2,437,691
Metropolitan Water Reclamation District of Greater Chicago Limited General Obligation Refunding Bonds Series 2007C 12/01/33	5.250%	13,210,000	17,397,306
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	15,000,000	17,455,650
Regional Transportation Authority Revenue Bonds Series 1994C (NPFGC/FGIC) 06/01/20	7.750%	5,000,000	6,239,400
Series 2002A (NPFGC) 07/01/31	6.000%	5,400,000	7,229,142
State of Illinois Revenue Bonds 1st Series 2002 (NPFGC/FGIC) 06/15/23	6.000%	4,000,000	5,342,600
Series 2005 (AGM) 06/15/28	5.000%	2,000,000	2,171,880
Unlimited General Obligation Bonds 1st Series 2001 (NPFGC/FGIC) 11/01/26	6.000%	3,000,000	3,687,720
Series 2004A 03/01/34	5.000%	3,000,000	3,051,390
Series 2006 01/01/31	5.500%	7,985,000	9,652,188
Series 2012 03/01/35	5.000%	2,725,000	2,951,339
03/01/36	5.000%	2,000,000	2,162,820
Unlimited General Obligation Refunding Bonds Series 2012 08/01/25	5.000%	3,100,000	3,472,837
Village of Glendale Heights Refunding Revenue Bonds Glendale Heights Project Series 1985B Escrowed to Maturity 12/01/15	7.100%	770,000	863,324

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Will County Community Unit School District No. 365-Valley View Unlimited General Obligation Bonds Series 1997B Escrowed to Maturity (AGM)(f) 11/01/16	0.000%	3,165,000	3,043,021
Total			401,259,160
Indiana 2.1%
County of Jasper Refunding Revenue Bonds Various-Northern Indiana Public Services Series 1994C (NPFGC) 04/01/19	5.850%	3,000,000	3,543,000
Series 2003-RMKT (AMBAC) 07/01/17	5.700%	2,000,000	2,304,320
Crown Point Multi School Building Corp. Revenue Bonds First Mortgage Series 2000 (NPFGC)(f) 01/15/19	0.000%	8,165,000	6,769,275
Indiana Finance Authority Refunding Revenue Bonds Series 2007A (NPFGC/FGIC) 06/01/29	4.500%	10,000,000	10,971,500
Sisters of St. Francis Health Series 2008 11/01/32	5.375%	4,000,000	4,441,240
Revenue Bonds 1st Lien-CWA Authority Series 2011A 10/01/31	5.250%	8,335,000	9,857,221
BHI Senior Living Series 2011 11/15/31	5.500%	1,175,000	1,278,200
11/15/41	5.750%	5,655,000	6,195,392
Parkview Health System Series 2009A 05/01/31	5.750%	6,500,000	7,485,920
State Revolving Fund Program Series 2006A 02/01/25	5.000%	8,000,000	9,193,600
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	6,950,000	7,398,900
Revenue Bonds Clarian Health Obligation Group Series 2006A 02/15/36	5.000%	4,375,000	4,607,969
Indiana Health Facility Financing Authority Revenue Bonds Hoosier Care Project Series 1999A 06/01/34	7.125%	10,940,000	10,944,157

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana State Office Building Commission Revenue Bonds Womens Prison Series 1995B (AMBAC) 07/01/16	6.250%	8,000,000	8,891,360
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT(a)(d)(e) 11/15/31	6.500%	1,052,258	13,143
Purdue University Revenue Bonds Student Fees Series 2009X 07/01/23	5.250%	1,000,000	1,215,070
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	3,950,000	4,068,658
Total			99,178,925
Iowa 0.7%
City of Ames Revenue Bonds Mary Greely Medical Center Series 2011 06/15/36	5.250%	6,000,000	6,489,300
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003 01/01/29	8.000%	152,000	157,426
Iowa Finance Authority Refunding Revenue Bonds Correctional Facility Program Series 2002 (NPFGC) 06/15/13	5.375%	6,000,000	6,262,080
Revenue Bonds Care Initiatives Project Series 1998B 07/01/28	5.750%	4,500,000	4,504,095
Iowa Student Loan Liquidity Corp.(a) Senior Revenue Bonds Series 2011A-2 AMT 12/01/26	5.600%	8,000,000	8,974,800
12/01/27	5.700%	5,500,000	6,174,850
Total			32,562,551

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kansas 0.7%
Wichita Airport Authority Special Revenue Bonds Cessna Citation Service Center Series 2002A AMT(a) 06/15/32	6.250%	5,000,000	5,019,200
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010(f) 06/01/21	0.000%	41,525,000	28,066,332
Total			33,085,532
Kentucky 2.0%
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A 07/15/31	6.000%	24,870,000	28,632,582
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B 03/01/40	6.375%	5,800,000	6,824,802
Revenue Bonds Kings Daughters Medical Series 2010 02/01/40	5.000%	3,300,000	3,523,014
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	3,200,000	3,563,264
12/01/38	6.000%	2,850,000	3,145,317
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	14,550,000	17,243,205
Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	24,000,000	30,143,040
Total			93,075,224
Louisiana 3.0%
City of New Orleans Unlimited General Obligation Refunding Bonds Capital Appreciation Series 1991 (AMBAC)(f) 09/01/12	0.000%	6,250,000	6,242,164
East Baton Rouge Mortgage Finance Authority Refunding Revenue Bonds Series 1993B (GNMA/FNMA) 10/01/25	5.400%	260,000	260,471

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson Sales Tax District Refunding Revenue Bonds Series 2009B 12/01/22	4.500%	1,000,000	1,140,270
Revenue Bonds Series 2007B (AMBAC) 12/01/20	5.250%	1,000,000	1,159,710
Lafayette Consolidated Government Refunding Revenue Bonds Series 2006C (AMBAC) 05/01/21	5.000%	1,000,000	1,110,780
Louisiana Housing Finance Agency Revenue Bonds Homeownership Program Series 2008A (GNMA/FNMA/FHLMC) 12/01/23	4.875%	685,000	758,261
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	6,250,000	7,240,250
Louisiana Public Facilities Authority Refunding Revenue Bonds Tulane University Project Series 2007A-1 (NPFGC) 02/15/26	5.000%	1,000,000	1,095,650
Revenue Bonds Hurricane Recovery Program Series 2007 (AMBAC) 06/01/20	5.000%	1,000,000	1,105,440
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/16	5.000%	9,500,000	10,676,100
Series 2009C-4 06/01/24	6.125%	1,000,000	1,048,530
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/30	6.250%	5,250,000	5,871,548
01/01/40	6.500%	20,400,000	22,771,500
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010 12/01/40	4.000%	7,900,000	8,357,489
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	18,600,000	19,753,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port New Orleans Board of Commissioners Revenue Bonds Series 2002 (NPFGC/FGIC) AMT(a) 04/01/32	5.000%	1,250,000	1,255,700
St. Tammany Parish Wide School District No. 12 Unlimited General Obligation Bonds Series 2008 03/01/23	4.500%	1,000,000	1,122,950
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B 05/15/30	5.500%	17,555,000	17,905,924
05/15/39	5.875%	31,270,000	31,895,087
Total			140,771,582
Maine 0.1%
Maine State Housing Authority Revenue Bonds Series 2003A-2 AMT(a) 11/15/32	5.000%	3,000,000	3,003,300
Maryland 0.7%
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006 07/01/36	5.500%	6,804,000	5,976,021
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/37	5.000%	5,000,000	5,141,300
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	4,000,000	4,329,880
Revenue Bonds Salisbury University Project Series 2012 06/01/30	5.000%	400,000	425,176
University of Maryland College Park Projects Series 2008 06/01/33	5.750%	1,600,000	1,751,264
Senior Revenue Bonds Towson University Project Series 2012 07/01/29	5.000%	650,000	704,418
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Anne Arundel Health System Series 2009A 07/01/39	6.750%	5,000,000	6,051,950

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Maryland Medical System Series 2005 (AMBAC) 07/01/28	5.250%	3,000,000	3,353,040
Washington County Hospital Series 2008 01/01/33	5.750%	3,495,000	3,749,646
Morgan State University Revenue Bonds Series 2003A (NPFGC/FGIC) 07/01/32	5.000%	450,000	464,323
Total			31,947,018
Massachusetts 5.6%
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(a)(d) 09/01/35	6.500%	2,845,000	2,216,312
Boston Water & Sewer Commission Revenue Bonds Senior Series 2004A 11/01/22	5.000%	5,435,000	5,998,283
City of Newton Limited General Obligation Bonds State Qualified School Series 2009A 04/01/25	4.125%	2,295,000	2,583,114
Commonwealth of Massachusetts Limited General Obligation Refunding Bonds Series 2004B 08/01/28	5.250%	3,000,000	3,993,210
Refunding Revenue Bonds Series 2005 (NPFGC/FGIC) 01/01/27	5.500%	4,500,000	5,675,760
01/01/28	5.500%	7,500,000	9,418,725
Martha's Vineyard Land Bank Revenue Bonds Series 2002 (AMBAC) 05/01/32	5.000%	3,000,000	3,081,930
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994C (AGM) 03/01/19	7.000%	2,500,000	3,017,500
Revenue Bonds Senior Series 2005B (NPFGC) 07/01/26	5.500%	1,500,000	2,020,875
07/01/29	5.500%	2,000,000	2,723,620
Series 2005A 07/01/24	5.000%	1,000,000	1,284,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Department of Transportation(f) Revenue Bonds Capital Appreciation Senior Series 1997C (NPFGC) 01/01/18	0.000%	4,700,000	4,185,914
01/01/20	0.000%	17,000,000	13,974,510
Massachusetts Development Finance Agency Revenue Bonds Adventcare Project Series 2007A 10/15/28	6.650%	5,000,000	5,291,650
Boston College Series 2009Q-2 07/01/29	5.000%	1,455,000	1,697,767
Boston University Series 1999P 05/15/59	6.000%	2,325,000	2,912,690
Linden Ponds, Inc. Facility Series 2011A-1 11/15/13	6.250%	837,195	825,751
Series 2011A-2 11/15/46	5.500%	41,404	25,735
Massachusetts Development Finance Agency(d) Revenue Bonds Groves-Lincoln Series 2009A 06/01/39	7.750%	2,250,000	1,174,837
Massachusetts Development Finance Agency(d)(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	205,938	1,071
Massachusetts Educational Financing Authority(a) Revenue Bonds Issue I Series 2010B AMT 01/01/31	5.700%	7,445,000	7,944,783
Series 2008H (AGM) AMT 01/01/30	6.350%	7,665,000	8,565,791
Series 2012J AMT 07/01/25	4.625%	15,000,000	15,492,150
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A 10/01/21	5.000%	1,500,000	1,728,645
Boston College Series 2008M-2 06/01/35	5.500%	19,500,000	26,920,530
Caregroup Series 1998B-2 (NPFGC) 02/01/28	5.375%	1,380,000	1,548,277
Series 2008E-1 07/01/33	5.125%	1,000,000	1,059,260

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Harvard University Series 1991N 04/01/20	6.250%	2,000,000	2,720,660
Massachusetts Institute of Technology Series 2002K 07/01/22	5.500%	8,000,000	10,846,000
Series 2004M 07/01/25	5.250%	500,000	678,040
Series 2009O 07/01/26	5.000%	11,500,000	13,606,110
Milford Regional Medical Series 2007E 07/15/22	5.000%	1,250,000	1,299,450
07/15/32	5.000%	4,720,000	4,752,804
07/15/37	5.000%	500,000	500,420
Partners Healthcare Series 2010J-1 07/01/34	5.000%	9,900,000	10,945,836
Springfield College Series 2010 10/15/40	5.625%	4,500,000	4,860,000
Tufts University Series 2009M 02/15/28	5.500%	1,000,000	1,342,810
Unrefunded Revenue Bonds South Shore Series 1999F 07/01/29	5.750%	1,845,000	1,847,509
Massachusetts Housing Finance Agency Revenue Bonds Single Family Series 2008-139 12/01/28	5.125%	1,000,000	1,095,800
Massachusetts Housing Finance Agency(a) Revenue Bonds Rental Housing Series 2004A (AGM) AMT 07/01/25	5.250%	10,000,000	10,226,400
Series 2007D AMT 06/01/40	4.850%	750,000	769,455
Single Family Series 2006-122 AMT 12/01/31	4.850%	5,140,000	5,249,585
Massachusetts School Building Authority Revenue Bonds Series 2005A (AGM) 08/15/23	5.000%	6,000,000	6,826,920
Massachusetts State College Building Authority Refunding Revenue Bonds Senior Series 1994A 05/01/14	7.500%	2,420,000	2,610,672
Massachusetts State College Building Authority(f) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC) 05/01/19	0.000%	7,710,000	6,900,990

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts State Water Pollution Abatement Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/17	6.000%	10,000,000	12,531,400
Unrefunded Revenue Bonds Pool Program Series 2004-10 08/01/34	5.000%	145,000	155,597
Massachusetts Water Resources Authority Refunding Revenue Bonds Series 2005A (NPFGC) 08/01/24	5.250%	3,000,000	3,554,610
Revenue Bonds Series 1992A Escrowed to Maturity 07/15/19	6.500%	3,500,000	4,231,990
Series 1992A Escrowed to Maturity (FGIC) 07/15/19	6.500%	7,000,000	8,428,490
Series 2002J (AGM) 08/01/21	5.500%	5,000,000	6,539,500
Series 2006A (AMBAC) 08/01/24	5.000%	2,170,000	2,555,153
Town of Braintree Limited General Obligation Bonds Municipal Purpose Loan Series 2009 05/15/27	5.000%	2,000,000	2,379,900
Total			262,819,011
Michigan 1.8%
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2003A (NPFGC) 07/01/34	5.000%	1,375,000	1,381,298
Series 2005A (NPFGC/FGIC) 07/01/27	5.000%	1,290,000	1,333,034
Detroit City School District Unlimited General Obligation Refunding Bonds School Building & Site Improvement Series 2005A (AGM) (Qualified School Bond Loan Fund) 05/01/17	5.000%	2,500,000	2,726,600
05/01/30	5.250%	10,000,000	12,298,600
Detroit Water and Sewerage Department Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	11,925,000	12,575,032
Goodrich Area School District Unrefunded Unlimited General Obligation Bonds Series 2003B (Qualified School Bond Loan Fund) 05/01/27	5.000%	495,000	508,370

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grand Traverse Academy Refunding Revenue Bonds Series 2007 11/01/17	5.000%	390,000	391,934
11/01/22	5.000%	750,000	721,875
11/01/32	4.750%	1,170,000	1,008,376
Kalamazoo Public Schools Unlimited General Obligation Refunding Bonds Building & Site Series 2006 (AGM) 05/01/24	5.000%	1,285,000	1,450,431
Michigan Higher Education Facilities Authority Prerefunded 12/01/17 Limited Obligation Revenue Bonds Kalamazoo College Project Series 2007 12/01/33	5.000%	250,000	304,420
Michigan Higher Education Student Loan Authority(a) Revenue Bonds Series 2006 XVII-Q (AMBAC) AMT 03/01/26	4.950%	200,000	206,280
03/01/31	5.000%	5,850,000	6,028,132
Michigan Municipal Bond Authority Revenue Bonds Drinking Water State Revolving Fund Series 2004 10/01/22	5.000%	3,850,000	4,199,657
Michigan Strategic Fund Refunding Revenue Bonds Collateral Detroit Fund-Pollution Series 1991BB (AMBAC) 05/01/21	7.000%	2,505,000	3,299,686
Michigan Sugar Co.-Caro Project Series 1998B 11/01/25	6.450%	3,500,000	3,278,590
NSF International Project Series 2004 08/01/26	5.250%	600,000	608,220
Michigan Strategic Fund(a) Revenue Bonds Republic Services Series 2001 AMT 04/01/14	4.250%	1,885,000	1,935,820
Michigan Strategic Fund(a)(d) Refunding Revenue Bonds Michigan Sugar Co.-Carollton Series 1998C AMT 11/01/25	6.550%	4,250,000	4,062,703
Paw Paw Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) (Qualified School Board Loan Fund) 05/01/25	5.000%	1,020,000	1,303,703

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Roseville Community Schools Unlimited General Obligation Refunding Bonds School Building & Site Series 2006 (AGM) (Qualified School Bond Loan Fund) 05/01/23	5.000%	3,100,000	3,397,445
St. Johns Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC) (Qualified School Bond Loan Fund) 05/01/25	5.100%	1,790,000	2,202,201
State of Michigan Refunding Revenue Bonds Series 2005 (AGM) 05/15/22	5.250%	2,000,000	2,533,900
Series 2006 (AGM) 05/15/24	5.000%	2,000,000	2,271,720
State of Michigan(f) Certificate of Participation Series 2000 Escrowed to Maturity (AMBAC) 06/01/21	0.000%	6,000,000	4,988,520
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund) 05/01/24	5.000%	5,000,000	5,516,500
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) AMT(a) 12/01/19	4.750%	3,750,000	4,015,275
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.500%	1,000,000	1,242,560
Total			85,790,882
Minnesota 3.4%
City of Minneapolis MN/St Paul Housing & Redevelopment Authority Revenue Bonds Health Partners Obligation Group Project Series 2003 12/01/17	6.000%	1,650,000	1,733,804
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/32	6.750%	7,500,000	8,967,600
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	16,825,000	18,912,309

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	22,775,000	25,649,433
07/01/30	5.750%	3,200,000	3,594,400
County of Meeker Revenue Bonds Memorial Hospital Project Series 2007 11/01/37	5.750%	1,750,000	1,853,653
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	4,000,000	4,470,800
03/01/40	6.500%	2,800,000	3,123,932
Southern Minnesota Municipal Power Agency(f) Revenue Bonds Capital Appreciation Series 1994A (NPFGC) 01/01/22	0.000%	27,500,000	20,911,000
01/01/23	0.000%	26,500,000	19,313,465
01/01/25	0.000%	17,500,000	11,627,175
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/36	5.250%	4,550,000	4,735,412
Healtheast Project Series 2005 11/15/25	6.000%	3,500,000	3,679,305
11/15/30	6.000%	10,000,000	10,465,500
11/15/35	6.000%	11,500,000	11,963,910
St. Paul Port Authority Revenue Bonds Office Building at Cedar Street Series 2003-12 12/01/23	5.000%	2,540,000	2,684,526
Tobacco Securitization Authority Refunding Revenue Bonds Tobacco Settlement Series 2011B 03/01/31	5.250%	5,600,000	6,299,608
University of Minnesota Series 1996A Escrowed to Maturity Revenue Bonds 07/01/21	5.500%	1,000,000	1,255,130
Western Minnesota Municipal Power Agency Revenue Bonds Series 1983 Escrowed to Maturity (NPFGC) 01/01/16	9.750%	1,000,000	1,254,920
Total			162,495,882

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi 0.5%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	2,470,000	2,855,320
Harrison County Wastewater Management District Refunding Revenue Bonds Wastewater Treatment Facility Series 1986 Escrowed to Maturity 02/01/15	5.000%	4,250,000	4,611,973
Medical Center Educational Building Corp. Refunding Revenue Bonds University of Mississippi Medical Center Series 1998B (AMBAC) 12/01/23	5.500%	5,300,000	6,385,440
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	6,640,000	7,238,397
Rankin County Five Lakes Utility District Series 1994(d) 07/15/37	7.000%	465,000	460,108
Total			21,551,238
Missouri 1.2%
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	2,895,000	3,116,902
11/01/39	6.875%	1,500,000	1,617,135
City of St Louis Airport Refunding Revenue Bonds Lambert International Airport Series 2007A (AGM) 07/01/23	5.000%	1,000,000	1,085,530
County of Boone Revenue Bonds Boone Hospital Center Series 2008 08/01/28	5.750%	500,000	554,135
Kansas City Metropolitan Community Colleges Building Corp. Refunding Revenue Bonds Junior College Improvement and Leasehold Series 2006 (NPFGC/FGIC) 07/01/17	5.000%	1,000,000	1,147,640
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	12,000,000	14,411,880

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan St. Louis Sewer District Revenue Bonds Series 2004A (NPFGC) 05/01/24	5.000%	2,800,000	2,999,864
Missouri Development Finance Board Revenue Bonds Procter & Gamble Paper Products Series 1999 AMT(a) 03/15/29	5.200%	6,385,000	7,945,941
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC) 01/01/20	5.000%	1,500,000	1,607,280
Missouri State Health & Educational Facilities Authority Refunding Revenue Bonds Lester E. Cox Medical Center Series 1993I (NPFGC) 06/01/15	5.250%	1,645,000	1,716,130
Revenue Bonds Lutheran Senior Services Series 2011 02/01/31	5.750%	1,730,000	1,923,950
02/01/41	6.000%	2,600,000	2,911,922
Senior Living Facilities-Lutheran Series 2010 02/01/42	5.500%	2,000,000	2,123,500
St. Louis Area Housing Finance Corp. Wellington Arms III Project Series 1979 01/01/21	7.375%	1,151,045	1,156,765
St. Louis County Industrial Development Authority Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	7,000,000	7,292,950
St. Louis Industrial Development Authority Refunding Revenue Bonds Anheuser-Busch Co. Project Series 1991 05/01/16	6.650%	2,650,000	3,092,020
St. Louis Industrial Development Authority(f) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC) 07/15/18	0.000%	2,000,000	1,461,340
University of Missouri Prerefunded 11/01/15 Revenue Bonds System Facilities Series 2006A 11/01/26	5.000%	260,000	298,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds System Facilities Series 2006A 11/01/26	5.000%	740,000	830,110
Total			57,293,144
Nebraska 0.5%
Douglas County Hospital Authority No. 2 Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	974,348
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	11,500,000	12,798,810
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008 09/01/28	4.750%	6,800,000	7,492,852
Omaha Public Power District Revenue Bonds Series 1986A Escrowed to Maturity 02/01/15	6.000%	1,370,000	1,477,887
Series 1992B Escrowed to Maturity 02/01/17	6.200%	1,600,000	1,807,152
Total			24,551,049
Nevada 1.2%
City of Henderson Special Assessment Bonds Series 2006T-18 09/01/35	5.300%	10,670,000	5,888,880
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(b) 06/15/28	6.750%	2,000,000	2,013,240
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A 07/01/34	5.250%	12,000,000	14,471,400
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	18,750,000	20,711,812
County of Clark(a) Revenue Bonds Southwest Gas Corp. Project Series 2005A (AMBAC) AMT 10/01/35	4.850%	5,000,000	5,136,950

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Director of the State of Nevada Department of Business & Industry(a)(b) Revenue Bonds Republic Services, Inc. Series 2003 AMT 12/01/26	5.625%	2,000,000	2,291,840
Director of the State of Nevada Department of Business & Industry(e) Revenue Bonds Las Vegas Monorail Project 2nd Tier Series 2000 01/01/30	7.375%	1,650,000	17
01/01/40	7.375%	3,750,000	37
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM) 06/01/24	5.000%	4,095,000	4,624,279
Total			55,138,455
New Hampshire 0.1%
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. of New Hampshire Project Series 2006B (NPFGC) AMT(a) 05/01/21	4.750%	4,500,000	4,746,150
New Jersey 3.3%
Middlesex County Improvement Authority(d)(e) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,500,000	112,485
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37	6.250%	4,000,000	299,960
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2005N-1 (AGM) 09/01/25	5.500%	23,990,000	30,628,753
Series 2005N-1 (NPFGC/FGIC) 09/01/27	5.500%	5,000,000	6,550,250
Seeing Eye, Inc. Project Series 2005 (AMBAC) 12/01/24	5.000%	1,000,000	1,064,460
Revenue Bonds MSU Student Housing Project-Provident Series 2010 06/01/31	5.750%	4,350,000	4,860,429
MSU Student Housing Project-Provident Series 2010 06/01/42	5.875%	14,500,000	16,065,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	7,000,000	7,099,050
Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT 09/15/19	6.250%	1,300,000	1,305,187
09/15/23	6.400%	4,000,000	4,016,400
09/15/29	6.250%	2,000,000	2,007,980
United Water, Inc. Series 1996C (AMBAC) AMT 11/01/25	4.875%	7,000,000	7,570,850
New Jersey Educational Facilities Authority Refunding Revenue Bonds Stevens Institute of Technology Series 2007A 07/01/22	5.250%	1,250,000	1,375,250
Revenue Bonds Princeton University Series 2007E 07/01/28	5.000%	1,250,000	1,429,162
William Paterson University Series 2008C 07/01/24	5.000%	1,000,000	1,125,840
New Jersey Environmental Infrastructure Trust Prerefunded 09/01/16 Revenue Bonds Environmental Series 2007A 09/01/22	5.000%	10,000	11,790
Unrefunded Revenue Bonds Environmental Series 2007A 09/01/22	5.000%	1,220,000	1,407,990
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	4,000,000	4,714,120
Virtua Health Series 2009 07/01/33	5.750%	750,000	852,353
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2000E-1 (AGM) 05/01/25	5.750%	200,000	200,392
New Jersey Housing & Mortgage Finance Agency(a) Revenue Bonds Series 2000A-1 (AGM) AMT 11/01/31	6.350%	1,500,000	1,502,850
New Jersey State Turnpike Authority Refunding Revenue Bonds Series 2005A (AGM) 01/01/30	5.250%	2,000,000	2,603,740

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 1991C (NPFGC) Escrowed to Maturity 01/01/16	6.500%	8,480,000	9,325,371
Series 2004C-2 (AMBAC) 01/01/25	5.500%	2,500,000	3,191,675
Unrefunded Revenue Bonds Series 1991C (AGM) 01/01/16	6.500%	1,415,000	1,672,091
New Jersey Transportation Trust Fund Authority Revenue Bonds Series 1999A 06/15/18	5.750%	5,000,000	6,186,600
06/15/20	5.750%	4,150,000	5,058,103
Series 2006A 12/15/23	5.500%	3,000,000	3,845,880
Series 2011B 06/15/31	5.500%	7,250,000	8,608,940
Tobacco Settlement Financing Corp. Revenue Bonds Series 2007-1A 06/01/26	4.625%	5,055,000	4,584,481
Union County Utilities Authority Refunding Revenue Bonds Covanta Union Series 2011 AMT(a) 12/01/31	5.250%	15,000,000	16,669,950
University of Medicine & Dentistry of New Jersey Revenue Bonds Series 2002A (AMBAC) 12/01/12	5.250%	1,705,000	1,725,920
Total			157,673,577
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Series 2009 08/01/39	5.000%	6,500,000	7,062,835
Presbyterian Healthcare Services Series 2008A 08/01/32	6.375%	8,650,000	10,362,873
Total			17,425,708
New York 8.6%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	3,830,000	4,158,729
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	6,500,000	7,470,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of New York Prerefunded 08/01/12 Unlimited General Obligation Bonds Series 2002E (NPFGC/IBC) 08/01/15	5.625%	45,000	45,000
Unlimited General Obligation Bonds Series 2005M 04/01/22	5.000%	2,000,000	2,217,800
Unrefunded Unlimited General Obligation Bonds Series 2002E (NPFGC/IBC) 08/01/15	5.625%	1,955,000	1,963,563
Housing Development Corp. Revenue Bonds Capital Funding Program-New York City Housing Authority Program Series 2005A (NPFGC/FGIC) 07/01/25	5.000%	300,000	320,745
Series 2005F-1 11/01/25	4.650%	5,000,000	5,260,250
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A 02/15/47	5.750%	15,500,000	18,167,085
Long Island Power Authority Revenue Bonds Series 2008A 05/01/33	6.000%	2,725,000	3,296,950
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2002A 11/15/32	5.750%	5,855,000	5,934,628
Revenue Bonds Series 2002A (AGM) 11/15/26	5.500%	2,000,000	2,027,240
Series 2007A (AGM) 11/15/33	5.000%	12,000,000	13,042,680
Series 2007B 11/15/24	5.000%	6,820,000	7,847,570
Series 2009B 11/15/34	5.000%	1,000,000	1,128,630
New York City Industrial Development Agency Revenue Bonds Pilot-Yankee Stadium-Payment Series 2006I (FGIC) 03/01/46	5.000%	2,000,000	2,062,420
Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/24	5.000%	3,000,000	3,090,840
New York City Industrial Development Agency(a) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/21	5.500%	6,940,000	7,459,528
01/01/24	5.500%	5,500,000	5,813,005

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Municipal Water Finance Authority Revenue Bonds Series 2005C (NPFGC) 06/15/27	5.000%	8,000,000	8,937,520
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-4 01/15/25	5.125%	2,000,000	2,383,140
New York City Transitional Finance Authority Prerefunded 02/01/13 Revenue Bonds Future Tax Secured Series 2003 02/01/31	5.000%	105,000	107,539
Unrefunded Revenue Bonds Future Tax Secured Series 2003 02/01/31	5.000%	3,895,000	3,970,407
New York Local Government Assistance Corp. Refunding Revenue Bonds Series 1993E (AMBAC/TCRS) 04/01/16	5.250%	10,000,000	11,462,000
Series 1993E (NPFGC) 04/01/21	5.000%	3,655,000	4,551,791
New York Mortgage Agency(a) Revenue Bonds Series 2002-101 AMT 04/01/32	5.400%	10,630,000	10,641,268
Series 2007-140 AMT 10/01/21	4.600%	3,625,000	3,816,726
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/27	5.500%	11,240,000	15,252,455
03/15/29	5.500%	2,030,000	2,777,263
03/15/30	5.500%	6,040,000	8,275,585
Revenue Bonds Consolidated City University System 2nd General Series 1993A 07/01/18	5.750%	5,500,000	6,461,400
Consolidated City University Systems 2nd Generation Series 1993A 07/01/20	6.000%	13,350,000	16,819,131
Consolidated University 2nd Generation Series 1993A (AGM) 07/01/20	6.000%	6,140,000	7,735,540
Education Series 2005F 03/15/23	5.000%	4,935,000	5,457,074
Independent School District-Educational Housing Services Series 2005 (AMBAC) 07/01/30	5.250%	3,000,000	3,539,910
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	15,000,000	16,533,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York University Series 2008A 07/01/29	5.000%	3,845,000	4,325,510
New York University Hospital Center Series 2007B 07/01/24	5.250%	420,000	460,874
North Shore Long Island Jewish Series 2009A 05/01/37	5.500%	6,250,000	7,108,000
Orange Regional Medical Center Series 2008 12/01/29	6.125%	2,250,000	2,497,770
State University Series 1993A (FGIC) 05/15/17	5.875%	28,240,000	33,025,551
State University Educational Facilities Series 1993A 05/15/13	5.500%	9,505,000	9,879,212
Upstate Community-State Supported Series 2005B (NPFGC/FGIC) 07/01/23	5.500%	2,000,000	2,604,580
New York State Energy Research & Development Authority Revenue Bonds Series 1993(h) 04/01/20	12.114%	13,000,000	13,080,340
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Series 2008A 06/15/28	5.000%	1,000,000	1,163,610
Revolving Funds New York City Municipal Water Project Series 2002K 06/15/28	5.000%	9,000,000	9,014,490
New York State Housing Finance Agency Refunding Revenue Bonds State University Construction Series 1986A Escrowed to Maturity 05/01/13	6.500%	1,820,000	1,871,815
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/42	5.000%	12,500,000	14,089,000
Series 2005G (AGM) 01/01/24	5.000%	4,000,000	4,428,280
Port Authority of New York & New Jersey Revenue Bonds Consolidated 144th Series 2006 10/01/28	5.000%	1,000,000	1,135,200
JFK International Air Terminal Series 2010 12/01/36	6.000%	7,000,000	7,954,170

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	7,000,000	6,999,860
Consolidated 146th Series 2006 (AGM) AMT 12/01/23	4.500%	7,500,000	7,996,425
JFK International Air Terminal 4 Special Project Series 1997 (NPFGC) AMT 12/01/22	5.750%	6,500,000	6,501,950
Suffolk County Industrial Development Agency Revenue Bonds Gurwin Jewish-Phase II Series 2004 05/01/39	6.700%	860,000	895,707
Suffolk County Industrial Development Agency(a) Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT 01/01/23	5.500%	7,800,000	7,800,000
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1 06/01/19	5.500%	5,000,000	5,211,100
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2002 (NFPGC) 11/15/20	5.500%	6,800,000	8,638,516
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/21	6.125%	7,000,000	9,412,970
01/01/21	6.125%	11,000,000	14,791,810
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/37	6.000%	2,000,000	1,417,700
09/15/42	6.000%	7,000,000	4,890,270
Total			407,224,797
North Carolina 1.3%
City of Charlotte Water & Sewer System Revenue Bonds Water & Sewer Series 2008 07/01/26	5.000%	8,450,000	10,134,254
City of High Point Revenue Bonds Series 2008 (AGM) 11/01/28	5.000%	350,000	405,594
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(b)(d) 02/01/38	5.650%	3,191,281	3,196,292
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1987A 01/01/24	4.500%	1,750,000	2,176,422
Series 1988A 01/01/26	6.000%	1,940,000	2,650,894
Refunding Revenue Bonds Series 1991A Escrowed to Maturity 01/01/21	5.000%	8,735,000	11,135,902
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	3,870,000	4,441,367
Series 2009A 01/01/26	5.500%	300,000	349,947
Series 2009B 01/01/26	5.000%	7,000,000	7,916,160
Unrefunded Revenue Bonds Series 1991A 01/01/18	6.500%	2,185,000	2,748,708
North Carolina Housing Finance Agency(a) Revenue Bonds Homeownership Series 2000A-8 AMT 07/01/28	6.400%	15,000	15,000
Series 2006A-26 AMT 01/01/38	5.500%	1,355,000	1,369,702
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/33	5.000%	5,000,000	5,198,200
Revenue Bonds 1st Mortgage Deerfield Series 2008A 11/01/33	6.000%	4,060,000	4,453,089
1st Mortgage-Presbyterian Homes Series 2006 10/01/31	5.500%	2,500,000	2,555,725
Health Care Housing Arc Projects Series 2004A 10/01/34	5.800%	1,400,000	1,482,558
North Carolina Medical Care Commission(f) Refunding Revenue Bonds Capital Appreciation-Wilson Memorial Hospital Series 1997 (AMBAC) 11/01/14	0.000%	1,380,000	1,308,461
State of North Carolina Revenue Bonds Annual Appropriation Series 2009A 05/01/27	5.000%	305,000	367,412
Total			61,905,687

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.3%
County of McLean Revenue Bonds Great River Energy Series 2010B 07/01/40	5.150%	7,900,000	8,668,275
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/29	5.125%	4,490,000	4,583,123
Total			13,251,398
Ohio 2.8%
Adams County/Ohio Valley Local School District Unlimited General Obligation Bonds Adams and Highland Counties Series 1995 (NPFGC) 12/01/15	7.000%	2,160,000	2,361,290
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/37	5.000%	13,220,000	14,793,444
Buckeye Tobacco Settlement Financing Authority Asset-Backed Revenue Bonds Senior Turbo Series 2007A-2 06/01/24	5.125%	17,500,000	14,638,575
City of Cleveland Refunding Revenue Bonds 1st Mortgage Series 1993G (NPFGC) 01/01/21	5.500%	4,015,000	5,073,675
Revenue Bonds Series 2008B-1 (NPFGC) 11/15/28	5.000%	500,000	549,130
City of Columbus Sewerage Revenue Bonds Series 2008A 06/01/31	4.750%	10,000,000	10,990,700
Systems Series 2008A 06/01/27	5.000%	4,000,000	4,693,160
City of Columbus Prerefunded 12/15/16 Unlimited General Obligation Bonds Various Purpose Series 2006A 12/15/21	5.000%	1,435,000	1,711,582
City of Lakewood Water System Revenue Bonds Series 1995 (AMBAC) 07/01/20	5.850%	1,545,000	1,954,178

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	2,380,000	2,616,215
08/01/41	5.250%	6,900,000	7,535,628
Cleveland Department of Public Utilities Division of Water Revenue Bonds Series 2007P 01/01/24	5.000%	2,000,000	2,304,320
Cleveland State University Revenue Bonds Series 2003A (NPFGC) 06/01/15	5.000%	1,000,000	1,029,290
County of Hamilton Sales Tax Refunding Revenue Bonds Series 2006A (AMBAC) 12/01/26	5.000%	1,000,000	1,097,380
County of Hamilton Revenue Bonds Improvement-Greater Cincinnati Metropolitan Series 2007A 12/01/25	5.000%	3,425,000	3,883,231
Metropolitan Sewer District Improvement Series 2006A (NPFGC) 12/01/26	5.000%	1,000,000	1,141,010
County of Montgomery Unlimited General Obligation Improvement Refunding Bonds Various Purpose Series 2005 (NPFGC) 12/01/24	5.000%	2,600,000	2,849,054
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008(d)(e) 12/01/27	6.750%	5,644,000	3,664,819
Kings Local School District Unlimited General Obligation Bonds Series 1995 (NPFGC/FGIC) 12/01/16	7.500%	1,880,000	2,165,252
Ohio Higher Educational Facility Commission Revenue Bonds Denison University 2007 Project Series 2007 11/01/23	5.000%	4,000,000	4,544,240
University of Dayton Project Series 2009 12/01/24	5.500%	3,000,000	3,480,750
Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A 01/15/39	6.750%	7,700,000	8,880,795

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Housing Finance Agency Revenue Bonds Mortgage-Backed Securities Program Series 2008F (GNMA/FNMA/FHLMC) 09/01/28	5.250%	560,000	586,023
Ohio Municipal Electric Generation Agency Refunding Revenue Bonds Joint Venture 5 Series 2004 (AMBAC) 02/15/24	4.750%	7,980,000	8,355,938
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC/FGIC) 02/15/26	5.500%	3,000,000	3,929,700
Ohio State University Revenue Bonds Series 2005A 06/01/25	5.000%	3,000,000	3,305,100
Ohio State Water Development Authority Refunding Revenue Bonds Drinking Water Fund Series 2005 12/01/21	5.250%	3,890,000	5,006,158
12/01/22	5.250%	2,625,000	3,434,104
Unrefunded Revenue Bonds Loan Fund Series 2005B 06/01/25	4.750%	920,000	1,031,053
Toledo-Lucas County Port Authority Refunding Revenue Bonds CSX Transportation, Inc. Project Series 1992 12/15/21	6.450%	3,950,000	4,996,908
Special Assessment Bonds Town Square at Levi Commons Series 2007 11/01/36	5.400%	2,605,000	1,440,122
Total			134,042,824
Oklahoma 0.1%
Cleveland County Justice Authority Revenue Bonds Detention Facilities Project Series 2009B 03/01/29	5.750%	3,840,000	4,131,648
Oklahoma County Finance Authority Revenue Bonds Sail Associates LLC Series 2007 AMT (Bank of the West)(a) 12/01/41	5.250%	1,475,000	1,565,019
Total			5,696,667

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon 0.4%
Benton County Hospital Facilities Authority Unrefunded Revenue Bonds Samaritan Health Series 1998 10/01/28	5.125%	655,000	655,557
City of Salem Limited General Obligation Bonds Series 2009 06/01/27	4.375%	1,000,000	1,112,160
Clackamas County Service District No. 1 Revenue Bonds Series 2009A 12/01/25	4.250%	1,690,000	1,878,097
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c) 10/01/26	5.625%	3,500,000	3,207,365
Linn County Community School District No. 9 Lebanon Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC) 06/15/30	5.500%	1,435,000	1,989,197
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	4,500,000	5,203,800
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A 10/01/25	5.000%	750,000	791,242
Willamette University Projects Series 2007A 10/01/27	5.000%	1,500,000	1,620,150
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2005A 07/01/20	4.400%	485,000	502,455
Polk, Marion & Benton School District No. 13J Unlimited General Obligation Bonds Central School District Series 2009A 06/15/29	4.375%	1,300,000	1,422,902
Total			18,382,925
Pennsylvania 2.3%
Allegheny County Higher Education Building Authority Revenue Bonds Duquesne University Series 2008 03/01/28	5.000%	490,000	528,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Berks County Municipal Authority Revenue Bonds Reading Hospital Medical Center Project Series 1993 (NPFGC) 10/01/14	5.700%	540,000	561,238
Butler County Hospital Authority Revenue Bonds Butler Health Systems Project Series 2009 07/01/39	7.250%	7,000,000	8,404,620
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002(d) 05/01/32	8.500%	5,910,000	6,019,630
Commonwealth of Pennsylvania Unlimited General Obligation Bonds 1st Series 2010A 02/15/19	5.000%	10,000,000	12,371,500
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,400,000	4,422,958
Delaware County Industrial Development Authority Revenue Bonds Philadelphia Suburban Water Facilities Series 2001 (AMBAC) AMT(a) 10/01/31	5.350%	3,000,000	3,009,450
Delaware Valley Regional Financial Authority Revenue Bonds Series 1997C (AMBAC) 07/01/27	7.750%	1,000,000	1,452,330
Montgomery County Industrial Development Authority Revenue Bonds Whitemarsh Continuing Care Series 2005 02/01/28	6.125%	2,000,000	2,040,500
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	4,000,000	4,259,280
Pennsylvania Convention Center Authority Revenue Bonds Series 1989A Escrowed to Maturity (FGIC) 09/01/19	6.000%	14,010,000	18,078,924
Pennsylvania Economic Development Financing Authority Revenue Bonds Allegheny Energy Supply Co. Series 2009 07/15/39	7.000%	13,000,000	15,390,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	5,325,000	5,938,866
Pennsylvania Economic Development Financing Authority(a) Revenue Bonds Proctor & Gamble Paper Project Series 2001 AMT 03/01/31	5.375%	1,000,000	1,264,030
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Series 2008 07/01/28	5.750%	3,000,000	3,269,130
Edinboro University Foundation Series 2010 07/01/43	6.000%	4,750,000	5,323,990
Pennsylvania State University Refunding Revenue Bonds Series 2002 08/15/16	5.250%	1,000,000	1,181,010
Revenue Bonds Series 2005 09/01/24	5.000%	1,250,000	1,386,525
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	2,500,000	2,906,850
Philadelphia Redevelopment Authority Revenue Bonds Subordinated Series 1986B Escrowed to Maturity (GNMA) 06/01/17	9.000%	450,000	622,269
Washington County Industrial Development Authority Revenue Bonds Washington Jefferson College Series 2010 11/01/36	5.000%	4,850,000	5,281,408
Washington County Industrial Development Authority(d) 1st Mortgage Central Project Series 2003 01/01/29	8.500%	2,004,000	2,093,779
Westmoreland County Municipal Authority Revenue Bonds Capital Appreciation Series 1999A (NPFGC)(f) 08/15/22	0.000%	2,000,000	1,488,220
Total			107,295,207

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico 2.5%
Commonwealth of Puerto Rico Unlimited General Obligation Refunding Bonds Series 1996B (AMBAC/TCRS)(c) 07/01/15	6.500%	2,650,000	2,993,095
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2007UU (AGM) 07/01/23	5.000%	1,000,000	1,076,550
Series 2007VV (NPFGC/FGIC) 07/01/34	5.250%	10,870,000	11,941,999
Revenue Bonds Series 2003NN (NPFGC) 07/01/21	5.250%	3,500,000	4,045,335
Series 2008WW 07/01/23	5.375%	2,500,000	2,835,575
Series 2010XX 07/01/40	5.250%	14,500,000	15,128,720
Puerto Rico Highway & Transportation Authority(c) Refunding Revenue Bonds Series 1996Z (AGM) 07/01/18	6.000%	4,640,000	5,532,133
Series 1996Z Escrowed to Maturity (AGM) 07/01/18	6.000%	5,360,000	6,666,500
Series 2003AA (NPFGC) 07/01/20	5.500%	180,000	207,049
Series 2003AA Escrowed to Maturity (NPFGC) 07/01/20	5.500%	320,000	415,485
Revenue Bonds Series 2005K 07/01/20	5.000%	11,130,000	11,788,451
Puerto Rico Industrial Tourist Educational Medical & Environmental Central Facilities Finance Authority Revenue Bonds Intermediate American University Series 1998A (NPFGC)(c) 10/01/22	5.000%	2,500,000	2,511,625
Puerto Rico Public Buildings Authority(c) Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I 07/01/33	5.250%	130,000	141,947
Refunding Revenue Bonds Government Facilities Series 2002F 07/01/20	5.250%	2,000,000	2,225,500
Series 2007M 07/01/31	6.250%	27,000,000	33,130,620
Puerto Rico Public Finance Corp.(c) Revenue Bonds Commonwealth Appropriations Series 1998A (AMBAC) 06/01/24	5.125%	3,000,000	3,688,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Commonwealth Appropriations Series 2002E Escrowed to Maturity 08/01/26	6.000%	2,470,000	3,555,293
Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(c) 08/01/41	5.250%	10,000,000	10,644,300
Total			118,528,707
Rhode Island 0.1%
Rhode Island Student Loan Authority Revenue Bonds Series 2007-2 (AMBAC) AMT(a) 12/01/37	4.850%	4,700,000	4,756,964
South Carolina 1.2%
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005 12/01/30	5.250%	5,500,000	6,105,220
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A 10/01/26	5.250%	1,870,000	1,685,973
City of Rock Hill Improvement Refunding Revenue Bonds Series 2003A (AGM) 01/01/30	5.000%	4,000,000	4,079,920
County of Berkeley Unrefunded Unlimited General Obligation Refunding & Improvement Bonds Series 2003 09/01/28	5.000%	735,000	764,128
County of Georgetown Refunding Revenue Bonds International Paper Co. Project Series 2000A 03/15/14	5.950%	1,000,000	1,074,810
County of Richland Revenue Bonds International Paper Series 2003 AMT(a) 04/01/23	6.100%	1,000,000	1,037,670
Lexington County Health Services District, Inc. Prerefunded 05/01/14 Revenue Bonds Series 2004 05/01/32	5.500%	4,685,000	5,108,758

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC) 01/01/21	6.250%	1,250,000	1,614,763
Unrefunded Revenue Bonds Series 1993 (NPFGC) 01/01/25	5.375%	11,370,000	14,340,640
Piedmont Municipal Power Agency(f) Refunding Revenue Bonds Capital Appreciation Subordinated Series 2004A-2 (NPFGC/FGIC) 01/01/24	0.000%	5,000,000	3,282,600
Scago Educational Facilities Corp. Revenue Bonds School District No. 5 Spartanburg County Series 2005 (AGM) 04/01/22	4.600%	8,885,000	9,795,713
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/42	6.000%	2,994,390	2,156,859
Unrefunded Revenue Bonds Bon Secours Series 2002B 11/15/30	5.625%	3,165,000	3,204,309
South Carolina Jobs-Economic Development Authority(f) Refunding Subordinated Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/47	0.000%	1,283,310	6,314
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2006A (NPFGC) 01/01/27	5.000%	2,600,000	2,898,272
Series 2008A 01/01/28	5.375%	250,000	302,915
Total			57,458,864
South Dakota 0.5%
Heartland Consumers Power District Revenue Bonds Series 1992 Escrowed to Maturity (AGM) 01/01/17	6.000%	4,965,000	5,207,640
Unrefunded Revenue Bonds Series 1992 (AGM) 01/01/17	6.000%	8,635,000	9,866,178
State of South Dakota Revenue Bonds Series 1993A (AGM) 09/01/17	6.700%	7,260,000	8,383,122
Total			23,456,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee 0.1%
Knox County Health Educational & Housing Facilities Board Refunding Revenue Bonds Fort Sanders Alliance Series 1993 (NPFGC) 01/01/15	5.250%	5,000,000	5,487,150
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 1st Mortgage-AHF Project Series 2003(d) 01/01/29	8.500%	401,000	418,965
Total			5,906,115
Texas 6.6%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	1,370,000	1,526,070
07/01/45	6.200%	7,200,000	8,042,832
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	13,450,000	14,743,352
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	8,620,000	9,974,805
Central Texas Regional Mobility Authority(f) Revenue Bonds Capital Appreciation Series 2010 01/01/25	0.000%	2,000,000	1,145,380
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	8,000,000	8,956,160
City of Dallas Limited General Obligation Bonds Series 2005 02/15/25	5.000%	820,000	873,259
City of Houston Airport System Refunding Revenue Bonds Senior Lien Series 2009A 07/01/34	5.500%	10,500,000	11,870,565
City of Houston Airport System(a) Refunding Revenue Bonds Continental-Special Facilities Series 2011A 07/15/30	6.500%	5,555,000	6,104,167

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Lien Series 2012A AMT 07/01/31	5.000%	5,000,000	5,552,850
City of Houston Utility System(f) Refunding Revenue Bonds Capital Appreciation Series 1998A Escrowed to Maturity (AGM) 12/01/19	0.000%	26,955,000	23,742,503
Unrefunded Revenue Bonds Capital Appreciation Series 1998A (AGM) 12/01/19	0.000%	9,545,000	8,196,387
City of Houston Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)(f) 09/01/17	0.000%	2,000,000	1,790,100
City of San Antonio Revenue Bonds Series 1997 Escrowed to Maturity 02/01/20	5.500%	1,055,000	1,318,645
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/41	5.750%	2,000,000	2,212,100
Corpus Christi Business & Job Development Corp. Improvement Refunding Revenue Bonds Arena Project Series 2002 (AMBAC) 09/01/25	5.000%	3,550,000	3,691,574
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	7,500,000	7,619,925
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Series 2012B 11/01/35	5.000%	15,000,000	16,667,550
Dallas-Fort Worth International Airport Facilities Improvement Corp.(a) Revenue Bonds Series 2000A (NPFGC/FGIC) AMT 11/01/30	5.750%	1,840,000	1,844,103
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,417,080
Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	8,800,000	10,687,336

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds St. Luke's Episcopal Hospital Project Series 1991 Escrowed to Maturity 02/15/21	6.750%	2,000,000	2,426,680
Harris County-Houston Sports Authority(f) Refunding Revenue Bonds Capital Appreciation-Senior Lien Series 2001A (NPFGC) 11/15/14	0.000%	3,905,000	3,483,729
11/15/15	0.000%	3,975,000	3,368,256
11/15/16	0.000%	4,040,000	3,241,615
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/41	6.875%	4,045,000	4,990,559
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A 08/15/44	6.375%	7,500,000	8,753,400
Matagorda County Navigation District No. 1 Refunding Revenue Bonds Central Power & Light Co. Project Series 2001A 11/01/29	6.300%	2,800,000	3,252,284
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	15,000,000	16,082,100
North East Independent School District Unlimited General Obligation Refunding Bonds Series 2007 (Permanent School Fund Guarantee) 02/01/31	5.250%	10,000,000	13,501,400
North Texas Tollway Authority Refunding Revenue Bonds 1st Tier Series 2009C 01/01/44	5.250%	10,000,000	10,860,000
Series 2011 01/01/38	5.000%	5,500,000	6,067,270
Toll 2nd Tier Series 2008F 01/01/38	5.750%	11,355,000	12,470,175
North Texas Tollway Authority(g) Refunding Revenue Bonds First Tier Series 2012B 01/01/42	5.000%	12,845,000	13,942,348
Permanent University Fund Refunding Revenue Bonds Series 2007B 07/01/23	5.250%	1,000,000	1,322,480

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2002 10/01/16	6.000%	5,000,000	5,033,550
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	2,700,000	3,089,070
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012A AMT(a) 10/01/13	10.000%	4,000,000	3,999,920
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007 05/15/27	5.125%	2,000,000	2,037,300
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,408,000
Stayton at Museum Way Series 2009A 11/15/44	8.250%	12,000,000	13,453,320
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	2,000,000	2,737,400
Texas State Turnpike Authority(f) Revenue Bonds Capital Appreciation 1st Tier Series 2002A (AMBAC) 08/15/16	0.000%	7,000,000	6,311,480
08/15/18	0.000%	10,000,000	8,316,000
08/15/19	0.000%	10,330,000	8,206,049
Travis County Health Facilities Development Corp. Revenue Bonds Querencia Barton Creek Project Series 2005 11/15/25	5.500%	1,000,000	1,015,210
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	547,460
Total			313,893,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.5%
City of Eagle Mountain Special Assessment Bonds Special Improvement District No. 2000-1 Series 2006 02/01/21	8.250%	2,008,000	2,024,546
City of Provo Energy System Revenue Bonds Series 1980 Escrowed to Maturity 04/01/15	10.125%	635,000	732,580
Utah Housing Corp. Revenue Bonds Series 2003A-1 AMT(a) 07/01/24	5.125%	825,000	849,965
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM) 05/15/19	5.500%	3,450,000	4,069,827
Utah Transit Authority Refunding Revenue Bonds Series 2006C (AGM) 06/15/29	5.250%	10,000,000	13,518,500
Revenue Bonds Series 2008A 06/15/25	5.000%	2,000,000	2,363,160
Total			23,558,578
Virginia 1.3%
City of Hampton Prerefunded 01/15/13 Revenue Bonds Series 2002 (AMBAC) 01/15/28	5.125%	5,350,000	5,470,910
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health Systems Project Series 1993 08/15/23	5.000%	10,000,000	12,347,400
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B 04/01/24	5.250%	6,175,000	8,282,836
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/26	6.625%	2,145,000	2,395,257
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC/FGIC) 07/15/22	5.250%	5,380,000	6,403,222
Escrowed to Maturity 07/15/22	5.250%	2,420,000	2,903,589

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005 06/01/26	5.500%	9,125,000	9,971,983
06/01/37	5.625%	5,500,000	6,305,915
Virginia College Building Authority Revenue Bonds Washington & Lee University Series 2001 01/01/21	5.375%	5,000,000	6,076,400
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009 10/01/26	5.000%	1,500,000	1,833,765
Total			61,991,277
Washington 2.9%
Clark County School District No. 37 Vancouver Unlimited General Obligation Bonds Series 2001C (NPFGC/FGIC)(f) 12/01/16	0.000%	3,000,000	2,837,040
NJB Properties Revenue Bonds King County Washington Project Series 2006A 12/01/25	5.000%	6,445,000	7,083,700
12/01/26	5.000%	7,290,000	7,977,666
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005 12/01/30	5.500%	1,235,000	1,271,976
Series 2007 12/01/28	5.750%	1,500,000	1,597,425
12/01/32	5.750%	2,000,000	2,121,120
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity 01/01/20	5.000%	17,750,000	22,364,645
Spokane Public Facilities District Revenue Bonds Series 2003 (NPFGC) 12/01/28	5.750%	3,195,000	3,353,792
State of Washington Unlimited General Obligation Bonds Series 2007D (AGM) 01/01/30	4.500%	24,470,000	26,945,385
Various Purpose Series 2008A 07/01/27	5.000%	9,730,000	11,481,886

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,300,540
Swedish Health Services Series 2009A 11/15/33	6.500%	11,800,000	13,422,264
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	4,685,000	5,088,144
Washington State Housing Finance Commission Refunding Revenue Bonds Skyline At First Hill Project Series 2012 01/01/19	7.000%	6,320,000	6,966,157
Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/27	5.625%	2,500,000	2,520,750
01/01/38	5.625%	19,450,000	19,460,308
Total			137,792,798
West Virginia 0.5%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A 12/01/38	5.375%	3,850,000	4,239,004
West Virginia Economic Development Authority(a)(g) Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT 01/01/41	2.250%	3,750,000	3,750,000
West Virginia State Building Commission Refunding Revenue Bonds West Virginia Regional Jail Series 1998A (AMBAC) 07/01/21	5.375%	3,215,000	3,616,843
West Virginia University Revenue Bonds University System Projects Series 1998A (NFPGC) 04/01/28	5.250%	5,000,000	6,552,250
West Virginia University(f) Revenue Bonds University System Projects Series 2000A (AMBAC) 04/01/16	0.000%	3,300,000	3,093,849
Total			21,251,946

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin 2.9%
City of La Crosse Refunding Revenue Bonds Northern States Power Co. Project Series 1996 AMT(a) 11/01/21	6.000%	6,000,000	7,351,800
Monroe Redevelopment Authority Revenue Bonds Monroe Clinic, Inc. Series 2009 02/15/39	5.875%	5,000,000	5,635,700
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	17,700,000	21,142,650
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/24	5.125%	15,910,000	16,774,391
08/15/25	5.125%	15,500,000	16,273,295
Revenue Bonds Aurora Health Care, Inc. Series 2003 04/15/33	6.400%	4,250,000	4,336,360
Series 2010A 04/15/39	5.625%	6,100,000	6,764,168
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	14,400,000	15,539,472
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,570,000	1,738,288
Prohealth Care, Inc. Obligation Group Series 2009 02/15/32	6.625%	1,000,000	1,096,200
02/15/39	6.625%	25,150,000	29,371,679
Riverview Hospital Association Series 2008 04/01/33	5.750%	6,000,000	6,568,680
04/01/38	5.750%	4,000,000	4,349,440
St. John's Community, Inc. Series 2009A 09/15/29	7.250%	1,000,000	1,149,490
09/15/39	7.625%	1,000,000	1,159,810
Total			139,251,423
Wyoming 0.2%
County of Campbell Revenue Bonds Basin Electric Power Cooperative Series 2009A 07/15/39	5.750%	7,900,000	9,062,327
Total Municipal Bonds (Cost: $4,010,808,613)			4,533,295,781

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Municipal Bonds Held in Trust 0.7%

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Massachusetts 0.4%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(h)(i) 11/15/36	5.500%	16,000,000	19,462,240
North Carolina 0.1%
North Carolina Housing Finance Agency Revenue Bonds Series 2002R-II-175 AMT(a)(b)(h)(i) 01/01/34	5.350%	4,735,000	4,735,000
Texas 0.2%
Texas Department of Housing & Community Affairs(a)(b)(h)(i) Revenue Bonds Mortgage Series 2002A (NPFGC) AMT 03/01/34	5.550%	5,230,000	5,236,391
Series 2002B (NPFGC) AMT 09/01/33	5.550%	4,635,000	4,640,584
Total			9,876,975
Total Municipal Bonds Held in Trust (Cost: $31,816,797)			34,074,215

Municipal Preferred Stocks 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 0.2%
Munimae TE Bond Subsidiary LLC(a)(b)(d) Series 2000B AMT 06/30/50	9.640%	10,000,000	8,999,900
Series 2005C-3 AMT 11/29/49	5.500%	1,000,000	649,990
Total			9,649,890
Total Municipal Preferred Stocks (Cost: $11,000,000)			9,649,890

Floating Rate Notes 1.4%

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Colorado 0.2%
Colorado Educational & Cultural Facilities Authority(h) Revenue Bonds Series 2007 VRDN (U.S. Bank) 06/01/37	0.140%	1,200,000	1,200,000
UJA Federation of Northern New Jersey VRDN Series 2007 (JPMorgan Chase Bank) 05/01/37	0.140%	2,750,000	2,750,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
County of Pitkin Refunding Revenue Bonds Aspen Skiing Co. VRDN Series 1994B (JP Morgan Chase Bank) AMT(a)(h) 04/01/14	0.160%	5,000,000	5,000,000
Total			8,950,000
Florida —%
Orange County School Board Certificate of Participation Series 2008E VRDN (Wells Fargo Bank)(h) 08/01/22	0.130%	800,000	800,000
Illinois 0.5%
City of Chicago Unlimited General Obligation Bonds Series 2003 (JPMorgan Chase Bank)(h) 01/01/34	0.140%	21,530,000	21,530,000
Iowa 0.1%
Iowa Finance Authority Revenue Bonds Wahlert High School VRDN Series 2006 (Wells Fargo Bank)(h) 03/01/36	0.130%	1,000,000	1,000,000
Iowa Higher Education Loan Authority(h) Revenue Bonds Des Moines University Osteopath Series 2003 (U.S. Bank) 10/01/33	0.130%	700,000	700,000
Iowa Higher Education Loan Authority(j) Revenue Bonds Cornell College Series 2008 VRDN (JPMorgan Chase Bank) 10/01/38	0.150%	1,820,000	1,820,000
Total			3,520,000
Kentucky 0.1%
County of Christian Revenue Bonds Series 2007 VRDN (U.S. Bank)(h) 04/01/37	0.130%	600,000	600,000
County of Shelby Revenue Bonds VRDN Series 2004A (U.S. Bank)(h) 09/01/34	0.130%	1,755,000	1,755,000
Lexington-Fayette Urban County Airport Board Revenue Bonds VRDN Series 2009 (JP Morgan Chase Bank)(h) 07/01/38	0.130%	2,500,000	2,500,000
Total			4,855,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Floating Rate Notes (continued)

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Minnesota 0.1%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems VRDN Series 2009B-2 (JP Morgan Chase Bank)(h) 11/15/35	0.130%	1,050,000	1,050,000
Minnesota Higher Education Facilities Authority Revenue Bonds St. Olaf College VRDN Series 2002 (Harris)(h) 10/01/20	0.130%	6,200,000	6,200,000
Total			7,250,000
Missouri —%
Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(h) 12/01/20	0.130%	1,000,000	1,000,000
Missouri State Health & Educational Facilities Authority Revenue Bonds Bethesda Health Group, Inc. Series 2009 (U.S. Bank)(h) 08/01/41	0.130%	595,000	595,000
Total			1,595,000
New Hampshire 0.1%
New Hampshire Business Finance Authority Revenue Bonds Littleton Regional Hospital VRDN Series 2007 (TD Banknorth)(h) 10/01/42	0.120%	3,495,000	3,495,000
Texas 0.1%
Harris County Health Facilities Development Corp. Revenue Bonds Baylor College of Medicine Series 2007 VRDN (Wells Fargo Bank)(h) 11/15/47	0.130%	3,000,000	3,000,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency(h) Revenue Bonds North Country Hospital & Health VRDN Series 2007A (TD Banknorth) 10/01/34	0.130%	1,300,000	1,300,000
Northeastern VT Regional Hospital VRDN Series 2004A (Banknorth) 10/01/29	0.130%	1,500,000	1,500,000
Total			2,800,000
Wisconsin 0.1%
Wisconsin Health & Educational Facilities Authority(h) Revenue Bonds Fort Healthcare, Inc. VRDN Series 2007A (JP Morgan Chase Bank) 05/01/37	0.150%	3,600,000	3,600,000
Meriter Hospital, Inc. VRDN Series 2002 (JP Morgan Chase & Co.) 12/01/32	0.150%	2,450,000	2,450,000
Total			6,050,000
Total Floating Rate Notes (Cost: $63,845,000)			63,845,000

Money Market Funds 2.1%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(k)	35,716,806	35,716,806
JPMorgan Municipal Money Market Fund, 0.000%(k)	64,224,432	64,224,432
Total Money Market Funds (Cost: $99,941,238)		99,941,238
Total Investments (Cost: $4,217,411,648)		4,740,806,124
Other Assets & Liabilities, Net		(8,888,834)
Total Net Assets		4,731,917,290

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, the value of these securities amounted to $103,521,703 or 2.19% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2012, the value of these securities amounted to $144,674,643 or 3.06% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2012 was $59,181,811, representing 1.25% of net assets. Information concerning such security holdings at July 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 6.500% 09/01/35	09/20/02	2,811,319
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 7.500% 07/01/40	03/07/00	7,780,719
Cabazon Band Mission Indians Revenue Bonds Series 2004 13.000% 06/01/12	05/14/10	365,949
Cabazon Band Mission Indians Revenue Bonds Series 2004 8.375% 10/01/15	10/04/04 - 05/14/10	1,691,224
Cabazon Band Mission Indians Revenue Bonds Series 2004 8.750% 10/01/19	10/04/04 - 05/14/10	8,381,812
Cabazon Band Mission Indians Revenue Bonds Series 2010 8.375% 10/01/20	05/14/10	1,415,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Series 2011 AMT 3.950% 12/01/15	12/22/11	1,415,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Series 2011 AMT 7.500% 12/01/32	12/22/11	1,925,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 7.000% 07/15/32	07/23/08	1,895,000
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002 8.500% 05/01/32	05/01/02	5,506,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Durham Housing Authority Revenue Bonds Series 2005 AMT 5.650% 02/01/38	12/18/06	3,191,281
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008 6.750% 12/01/27	04/23/08	5,644,000
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 0.000% 11/15/11	08/17/07	713,670
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT 6.500% 11/15/31	10/17/95	803,250
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 20009A 7.750% 06/01/39	11/12/09 - 11/16/09	2,223,858
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 0.000% 11/15/56	06/04/11	1,530
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 1st Mortgage-AHF Project Series 2003 8.500% 01/01/29	12/30/03	378,917
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.-Carollton Series 1998C AMT 6.550% 11/01/25	11/24/98	4,250,000
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 6.250% 01/01/37	03/18/05	3,865,993
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 8.750% 01/01/37	09/25/07	1,461,135

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Munimae TE Bond Subsidiary LLC Series 2000B AMT 9.640% 06/30/50	05/30/00	10,000,000
Munimae TE Bond Subsidiary LLC Series 2005C-3 AMT 5.500% 11/29/49	11/02/05	1,000,000
Rankin County Five Lakes Utility District Series 1994 7.000% 07/15/37	10/02/07	465,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 8.500% 12/01/16	08/27/93	6,673,637
Washington County Industrial Development Authority 1st Mortgage Central Project Series 2003 8.500% 01/01/29	12/30/03	1,893,640

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2012, the value of these securities amounted to $12,890,945, which represents 0.27% of net assets.

(f)  Zero coupon bond.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Variable rate security. The interest rate shown reflects the rate as of July 31, 2012.

(i)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties, which are included as a liability in the Fund's Statement of Assets and Liabilities. The liability approximates fair value. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(j)  Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(k)  The rate shown is the seven-day current annualized yield at July 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Notes to Portfolio of Investments (continued)

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

CHF  Collegiate Housing Foundation

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

MGIC  Mortgage Guaranty Insurance Corporation

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Municipal Preferred Stocks		9,649,890		9,649,890
Total Equity Securities	—	9,649,890	—	9,649,890
Bonds
Municipal Bonds	—	4,533,295,781	—	4,533,295,781
Municipal Bonds Held in Trust	—	34,074,215	—	34,074,215
Total Bonds	—	4,567,369,996	—	4,567,369,996
Short-Term Securities
Floating Rate Notes	—	63,845,000	—	63,845,000
Total Short-Term Securities	—	63,845,000	—	63,845,000
Other
Money Market Funds	99,941,238	—	—	99,941,238
Total Other	99,941,238	—	—	99,941,238
Total	99,941,238	4,640,864,886	—	4,740,806,124

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Statement of Assets and Liabilities

July 31, 2012

Assets
Investments, at value
(identified cost $4,217,411,648)	$4,740,806,124
Receivable for:
Investments sold	2,552,887
Capital shares sold	12,926,201
Interest	49,267,685
Expense reimbursement due from Investment Manager	11,840
Prepaid expenses	38,506
Trustees' deferred compensation plan	238,069
Total assets	4,805,841,312
Liabilities
Short-term floating rate notes outstanding	20,700,000
Payable for:
Investments purchased on a delayed delivery basis	30,974,648
Capital shares purchased	4,659,811
Dividend distributions to shareholders	16,001,826
Investment management fees	47,333
Distribution and service fees	23,254
Transfer agent fees	560,936
Administration fees	7,478
Compensation of board members	103,584
Chief compliance officer expenses	320
Other expenses	606,763
Trustees' deferred compensation plan	238,069
Total liabilities	73,924,022
Net assets applicable to outstanding capital stock	$4,731,917,290
Represented by
Paid-in capital	$4,313,057,557
Undistributed net investment income	13,699,346
Accumulated net realized loss	(118,234,089)
Unrealized appreciation (depreciation) on:
Investments	523,394,476
Total — representing net assets applicable to outstanding capital stock	$4,731,917,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

July 31, 2012

Class A
Net assets	$3,848,956,549
Shares outstanding	269,714,141
Net asset value per share	$14.27
Maximum offering price per share(a)	$14.98
Class B
Net assets	$9,007,766
Shares outstanding	631,855
Net asset value per share	$14.26
Class C
Net assets	$93,116,924
Shares outstanding	6,528,011
Net asset value per share	$14.26
Class Z
Net assets	$780,836,051
Shares outstanding	54,712,021
Net asset value per share	$14.27

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Statement of Operations

	Year Ended July 31, 2012(a)	Year Ended November 30, 2011
Net investment income
Income:
Dividends	$14,896	$34,453
Interest	152,893,243	167,146,343
Total income	152,908,139	167,180,796
Expenses:
Investment management fees	11,382,292	12,644,779
Distribution fees
Class B	60,702	75,966
Class C	438,820	424,507
Service fees
Class A	5,058,836	4,896,170
Class B	16,187	20,268
Class C	117,056	113,222
Transfer agent fees
Class A	2,546,971	2,566,476
Class B	7,993	10,797
Class C	59,426	62,708
Class Z	508,838	797,084
Administration fees	1,799,630	1,621,818
Compensation of board members	121,446	57,097
Pricing and bookkeeping fees	—	86,802
Custodian fees	26,969	45,349
Printing and postage fees	277,630	148,531
Registration fees	312,488	72,992
Professional fees	242,583	115,371
Interest expense — inverse floating rate notes	96,106	79,499
Interest expense — line of credit	—	148
Chief compliance officer expenses	2,562	2,314
Other	74,168	181,087
Total expenses	23,150,703	24,022,985
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(37,429)	(575,239)
Interest expense reimbursement by Investment Manager	—	(148)
Fees waived by Distributor — Class C	(87,652)	(84,839)
Expense reductions	(6,978)	(8,094)
Total net expenses	23,018,644	23,354,665
Net investment income	129,889,495	143,826,131
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(5,924,021)	(8,172,164)
Futures contracts	—	(1,646,050)
Net realized loss	(5,924,021)	(9,818,214)
Net change in unrealized appreciation (depreciation) on:
Investments	283,886,630	106,690,130
Net change in unrealized appreciation	283,886,630	106,690,130
Net realized and unrealized gain	277,962,609	96,871,916
Net increase in net assets resulting from operations	$407,852,104	$240,698,047

(a) For the period December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2012(a)	Year Ended November 30, 2011	Year Ended November 30, 2010
Operations
Net investment income	$129,889,495	$143,826,131	$100,380,903
Net realized gain (loss)	(5,924,021)	(9,818,214)	23,322,707
Net change in unrealized appreciation (depreciation)	283,886,630	106,690,130	(8,982,008)
Net increase in net assets resulting from operations	407,852,104	240,698,047	114,721,602
Distributions to shareholders from
Net investment income
Class A	(103,615,875)	(109,526,581)	(59,546,856)
Class B	(274,672)	(376,116)	(351,849)
Class C	(2,071,509)	(2,194,051)	(1,387,776)
Class Z	(21,546,227)	(33,366,448)	(38,237,268)
Total distributions to shareholders	(127,508,283)	(145,463,196)	(99,523,749)
Increase (decrease) in net assets from share transactions	(68,386,578)	2,281,307,620	(115,047,540)
Proceeds from regulatory settlements (Note 6)	1,263	—	19,753
Total increase (decrease) in net assets	211,958,506	2,376,542,471	(99,829,934)
Net assets at beginning of year	4,519,958,784	2,143,416,313	2,243,246,247
Net assets at end of year	$4,731,917,290	$4,519,958,784	$2,143,416,313
Undistributed net investment income	$13,699,346	$10,904,960	$8,356,194

(a) For the period December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2012(a)		Year Ended November 30, 2011		Year Ended November 30, 2010
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	7,682,634	107,162,181	6,323,418	83,458,835	3,085,001	41,173,657
Fund merger	—	—	190,123,507	2,497,521,878	—	—
Distributions reinvested	5,692,109	79,689,322	6,053,123	79,801,662	3,170,799	42,260,626
Redemptions	(19,805,586)	(275,674,737)	(25,833,279)	(338,087,704)	(11,207,263)	(149,201,003)
Net increase (decrease)	(6,430,843)	(88,823,234)	176,666,769	2,322,694,671	(4,951,463)	(65,766,720)
Class B shares
Subscriptions	25,006	349,550	24,424	324,482	15,355	204,468
Fund merger	—	—	1,348,328	17,698,627	—	—
Distributions reinvested	15,940	222,656	19,494	256,930	14,784	196,559
Redemptions(b)	(350,098)	(4,926,501)	(970,488)	(12,716,353)	(489,987)	(6,520,004)
Net increase (decrease)	(309,152)	(4,354,295)	421,758	5,563,686	(459,848)	(6,118,977)
Class C shares
Subscriptions	943,493	13,161,965	641,064	8,476,571	641,984	8,576,510
Fund merger	—	—	3,452,081	45,338,027	—	—
Distributions reinvested	110,114	1,541,112	100,543	1,325,678	50,282	670,608
Redemptions	(612,772)	(8,544,171)	(953,671)	(12,399,708)	(457,045)	(6,102,688)
Net increase	440,835	6,158,906	3,240,017	42,740,568	235,221	3,144,430
Class Z shares
Subscriptions	4,868,436	68,006,637	4,272,588	55,792,716	5,904,278	78,403,006
Distributions reinvested	414,083	5,800,063	632,731	8,244,270	666,949	8,890,492
Redemptions	(3,945,590)	(55,174,655)	(11,959,938)	(153,728,291)	(10,050,193)	(133,599,771)
Net increase (decrease)	1,336,929	18,632,045	(7,054,619)	(89,691,305)	(3,478,966)	(46,306,273)
Total net increase (decrease)	(4,962,231)	(68,386,578)	173,273,925	2,281,307,620	(8,655,056)	(115,047,540)

(a) For the period December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended July 31,		Year Ended November 30,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$13.43		$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.39		0.58		0.59		0.60		0.59		0.60
Net realized and unrealized gain (loss)	0.83		0.31		0.08		1.09		(1.57)		(0.37)
Total from investment operations	1.22		0.89		0.67		1.69		(0.98)		0.23
Less distributions to shareholders:
Net investment income	(0.38)		(0.59)		(0.59)		(0.59)		(0.59)		(0.59)
Total distributions to shareholders	(0.38)		(0.59)		(0.59)		(0.59)		(0.59)		(0.59)
Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	—		—		—
Net asset value, end of period	$14.27		$13.43		$13.13		$13.05		$11.95		$13.52
Total return	9.18%		7.00%		5.12%		14.42%		(7.48%)		1.74%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	0.76	%(e)	0.76%		0.80%		0.80%		0.80%		0.82%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	0.76	%(e)(g)	0.75	%(g)	0.80	%(g)	0.80	%(g)	0.80	%(g)	0.82	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.76	%(e)	0.76%		0.80%		0.80%		0.78%		0.78%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.76	%(e)(g)	0.75	%(g)	0.80	%(g)	0.80	%(g)	0.78	%(g)	0.78	%(g)
Net investment income	4.17	%(e)(g)	4.41	%(g)	4.43	%(g)	4.73	%(g)	4.56	%(g)	4.40	%(g)
Supplemental data
Net assets, end of period (in thousands)	$3,848,957		$3,708,744		$1,305,921		$1,362,545		$1,296,698		$1,533,614
Portfolio turnover	5%		11%		11%		12%		14%		13%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended November 30,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$13.42		$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.32		0.48		0.49		0.50		0.50		0.50
Net realized and unrealized gain (loss)	0.84		0.30		0.08		1.10		(1.58)		(0.37)
Total from investment operations	1.16		0.78		0.57		1.60		(1.08)		0.13
Less distributions to shareholders:
Net investment income	(0.32)		(0.49)		(0.49)		(0.50)		(0.49)		(0.49)
Total distributions to shareholders	(0.32)		(0.49)		(0.49)		(0.50)		(0.49)		(0.49)
Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	—		—		—
Net asset value, end of period	$14.26		$13.42		$13.13		$13.05		$11.95		$13.52
Total return	8.68%		6.12%		4.34%		13.57%		(8.17%)		0.98%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	1.51	%(e)	1.51%		1.55%		1.55%		1.55%		1.57%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	1.51	%(e)(g)	1.50	%(g)	1.55	%(g)	1.55	%(g)	1.55	%(g)	1.57	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.51	%(e)	1.51%		1.55%		1.55%		1.53%		1.53%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.51	%(e)(g)	1.50	%(g)	1.55	%(g)	1.55	%(g)	1.53	%(g)	1.53	%(g)
Net investment income	3.41	%(e)(g)	3.65	%(g)	3.69	%(g)	4.00	%(g)	3.81	%(g)	3.65	%(g)
Supplemental data
Net assets, end of period (in thousands)	$9,008		$12,630		$6,817		$12,775		$17,816		$27,047
Portfolio turnover	5%		11%		11%		12%		14%		13%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended November 30,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$13.43		$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.33		0.50		0.51		0.52		0.51		0.51
Net realized and unrealized gain (loss)	0.83		0.31		0.08		1.09		(1.57)		(0.36)
Total from investment operations	1.16		0.81		0.59		1.61		(1.06)		0.15
Less distributions to shareholders:
Net investment income	(0.33)		(0.51)		(0.51)		(0.51)		(0.51)		(0.51)
Total distributions to shareholders	(0.33)		(0.51)		(0.51)		(0.51)		(0.51)		(0.51)
Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	—		—		—
Net asset value, end of period	$14.26		$13.43		$13.13		$13.05		$11.95		$13.52
Total return	8.70%		6.36%		4.49%		13.74%		(8.05%)		1.13%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	1.51	%(e)	1.52%		1.55%		1.55%		1.55%		1.57%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	1.36	%(e)(g)	1.36	%(g)	1.40	%(g)	1.40	%(g)	1.40	%(g)	1.42	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.51	%(e)	1.52%		1.55%		1.55%		1.53%		1.53%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.36	%(e)(g)	1.36	%(g)	1.40	%(g)	1.40	%(g)	1.38	%(g)	1.38	%(g)
Net investment income	3.57	%(e)(g)	3.82	%(g)	3.83	%(g)	4.11	%(g)	3.95	%(g)	3.78	%(g)
Supplemental data
Net assets, end of period (in thousands)	$93,117		$81,742		$37,377		$34,079		$25,023		$22,650
Portfolio turnover	5%		11%		11%		12%		14%		13%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,		Year Ended November 30,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$13.43		$13.13		$13.05		$11.95		$13.52		$13.88
Income from investment operations:
Net investment income	0.41		0.61		0.62		0.62		0.62		0.62
Net realized and unrealized gain (loss)	0.83		0.30		0.07		1.10		(1.58)		(0.36)
Total from investment operations	1.24		0.91		0.69		1.72		(0.96)		0.26
Less distributions to shareholders:
Net investment income	(0.40)		(0.61)		(0.61)		(0.62)		(0.61)		(0.62)
Total distributions to shareholders	(0.40)		(0.61)		(0.61)		(0.62)		(0.61)		(0.62)
Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	—		—		—
Net asset value, end of period	$14.27		$13.43		$13.13		$13.05		$11.95		$13.52
Total return	9.32%		7.16%		5.33%		14.64%		(7.30%)		1.94%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	0.56	%(e)	0.59%		0.60%		0.60%		0.60%		0.62%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	0.56	%(e)(g)	0.56	%(g)	0.60	%(g)	0.60	%(g)	0.60	%(g)	0.62	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.56	%(e)	0.59%		0.60%		0.60%		0.58%		0.58%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.56	%(e)(g)	0.56	%(g)	0.60	%(g)	0.60	%(g)	0.58	%(g)	0.58	%(g)
Net investment income	4.37	%(e)(g)	4.68	%(g)	4.63	%(g)	4.93	%(g)	4.76	%(g)	4.59	%(g)
Supplemental data
Net assets, end of period (in thousands)	$780,836		$716,844		$793,302		$833,847		$814,018		$884,741
Portfolio turnover	5%		11%		11%		12%		14%		13%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements

July 31, 2012

Note 1. Organization

Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from November 30 to July 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At July 31, 2012, the Fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the period ended July 31, 2012 and the year ended November 30, 2011:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	July 31, 2012	November 30, 2011
Risk Exposure Category	Futures Contracts ($)	Futures Contracts ($)
Interest rate contracts	—	(1,646,050)
Change in Unrealized Appreciation(Depreciation) on Derivatives Recognized in Income
	July 31, 2012	November 30, 2011
Risk Exposure Category	Futures Contracts ($)	Futures Contracts ($)
Interest rate contracts	—	—

The following table is a summary of the volume of derivative instruments for the period ended July 31, 2012 and the year ended November 30, 2011:

	July 31, 2012	November 30, 2011
	Contracts Opened	Contracts Opened
Futures Contracts	—	545

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2012 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the period ended July 31, 2012, the average value of short-term floating rate notes outstanding was $20,852,060 and the annualized average interest rate and fees related to these short-term floating rate notes was 0.68%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average net daily net assets that declined from 0.55% to 0.42% as the Fund's net assets increased. The annualized effective management fee rate for the period ended July 31, 2012, and for the year ended November 30, 2011, was 0.37% and 0.39%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Agreement. The annualized effective administration fee rate for the period ended July 31, 2012, and for the year ended November 30, 2011, was 0.06% and 0.05%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period ended July 31, 2012 and for the year ended November 30, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended July 31, 2012	Year ended November 30, 2011
Class A	0.10%	0.10%
Class B	0.10	0.11
Class C	0.10	0.11
Class Z	0.10	0.11

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2012, the Fund's total potential future obligation over the life of the Guaranty is $736,376. The liability remaining at July 31, 2012 for non-recurring charges associated with the lease amounted to $388,226 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2012 and for the year ended November 30, 2011, these minimum account balance fees reduced total expenses by $6,978 and $8,004, respectively.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.80% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,656,814 for Class A, $2,671 for Class B and $2,804 for Class C shares for the period ended July 31, 2012 and $1,010,865 for Class A, $5,332 for Class B and $6,965 for Class C shares for the year ended November 30, 2011.

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.76%
Class B	1.51
Class C	1.51
Class Z	0.56

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to March 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2012, these differences are primarily due to differing treatment for recognition of market discount, paydown reclassification, capital loss carryforwards, defaulted bonds, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$413,174
Accumulated net realized loss	(249,852)
Paid-in capital	(163,322)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended July 31, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Ordinary income	$333,845	$180,887	$877,056
Tax-Exempt Income	127,174,438	145,282,309	98,646,693

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	$22,900,910
Unrealized appreciation	534,296,834

The following capital loss carryforward, determined at July 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	$13,239,272
2016	57,869,171
2017	1,455,576
2018	6,621,391
2019	14,381,427
Unlimited capital loss carryforwards
Long-term	8,423,040
Total	101,989,877

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

carryforwards which carry an expiration date may be more likely to expire unused.

At July 31, 2012, the cost of investments for federal income tax purposes was $4,206,509,290 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$573,867,714
Unrealized depreciation	(39,570,880)
Net unrealized app/depreciation	$534,296,834

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $213,945,385 and $286,706,439, respectively, for the period ended July 31, 2012.

Note 6. Regulatory Settlements

During the period ended July 31, 2012 and the year ended November 30, 2010, the Fund received $1,263 and $19,753, respectively, as a result of a regulatory settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period December 1, 2010 through May 15, 2011, these credits reduced total expenses by $90.

Note 8. Shareholder Concentration

At July 31, 2012, one unaffiliated shareholder account owned 10.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period March 28, 2011 through May 15, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended November 30, 2011, the average daily loan balance outstanding on days when borrowing existed was $3,600,000 at a weighted average interest rate of 1.48%.

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

For the year ended November 30, 2011, the Investment Manager reimbursed the Fund $148 of interest expense.

The Fund had no borrowings for the period ended July 31, 2012.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman National Municipal Fund, a series of Seligman Municipal Fund Series, Inc., and RiverSource Tax-Exempt High Income Fund, a series of RiverSource Tax-Exempt Income Series, Inc. The reorganization was completed after shareholders of Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisitions were $1,964,927,197 and the combined net assets immediately after the acquisitions were $4,525,485,728.

The merger was accomplished by a tax-free exchange of 71,691,627 shares of Seligman National Municipal Fund valued at $549,162,443 (including $15,000,986 of unrealized appreciation ), and 480,872,682 shares of RiverSource Tax- Exempt High Income Fund valued at $2,011,396,088 (including $65,088,726 of unrealized appreciation).

In exchange for shares of Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund, the Fund issued the following number of shares:

	Seligman National Municipal Fund	RiverSource Tax-Exempt High Income Fund
Class A	39,704,790	150,418,717
Class B	N/A	1,348,328
Class C	2,130,946	1,321,135

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund's cost of investments was carried forward

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman National Municipal Fund and RiverSource Tax-Exempt High Income Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on December 1, 2010 the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended November 30, 2011 would have been approximately $206.3 million, $(18.1) million, $89.5 million and $277.7 million, respectively.

Note 11. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease

Annual Report 2012

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2012

and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at July 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2012

Annual Report 2012

Columbia Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

For the fiscal year ended July 31, 2012, 99.74% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012

Columbia Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012

Columbia Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012

Columbia Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fourteenth, forty-fifth and forty-third percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the second and first quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012

Columbia Tax-Exempt Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Annual Report 2012

Columbia Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

Columbia Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1051 D (9/12)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders is included in this annual filing. Three series changed their fiscal year end during the period effective July 31, 2012, one from August 31, one from September 30 and one from November 30. The fees presented for 2012 represent the fiscal year ended July 31, 2012 for one series, the eleven month period ended July 31, 2012 for one series, the ten month period ended July 31, 2012 for one series and the eight month period ended July 31, 2012 for one series.  The fees presented for 2011 include information for the fiscal year ended July 31, 2011 for one series, August 31, 2011 for one series, September 30, 2011 for one series and November 30, 2011 for one series.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the period ended July 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	July 31,2011 (for one series)	August 31, 2011 (for one series)	September 30, 2011 (for one series)	November 30, 2011 (for one series)
$132,800	$29,300	$35,400	$30,300	$53,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The 2011 fiscal years also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the period ended July 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	July 31,2011 (for one series)	August 31, 2011 (for one series)	September 30, 2011 (for one series)	November 30, 2011 (for one series)
$5,700	$4,100	$7,100	$14,100	$14,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal period 2012 and the 2011 fiscal years, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and fund accounting and custody conversions. The 2011 fiscal years also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the period ended July 31, 2012 and the indicated 2011 fiscal years, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the period ended July 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	July 31,2011 (for one series)	August 31, 2011 (for one series)	September 30, 2011 (for one series)	November 30, 2011 (for one series)
$15,100	$4,300	$8,700	$3,900	$9,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the period ended July 31, 2012 and the indicated 2011 fiscal years, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the period ended July 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	July 31,2011 (for one series)	August 31, 2011 (for one series)	September 30, 2011 (for one series)	November 30, 2011 (for one series)
$0	$0	$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the period ended July 31, 2012 and the indicated 2011fiscal years are approximately as follows:

2012	July 31,2011 (for one series)	August 31, 2011 (for one series)	September 30, 2011 (for one series)	November 30, 2011 (for one series)
$395,800	$395,300	$395,300	$395,300	$485,300

In both fiscal period 2012 and the 2011 fiscal years, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period ended July 31, 2012 and the indicated 2011 fiscal years was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended July 31, 2012 and the indicated 2011 fiscal years are approximately as follows:

2012	July 31,2011 (for one series)	August 31, 2011 (for one series)	September 30, 2011 (for one series)	November 30, 2011 (for one series)
$416,600	$403,700	$411,100	$413,300	$509,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 24, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 24, 2012